                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07943

                            Nuveen Multistate Trust III
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           --------------

                        Date of fiscal year end: May 31
                                                 ------------

                    Date of reporting period:  May 31, 2006
                                              ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                        NUVEEN INVESTMENTS MUTUAL FUNDS

                        Annual Report  Dependable, tax-free income
                   dated May 31, 2006  because it's not what you earn, it's what you keep.(R)

                                    [GRAPHIC]


[GRAPHIC]



                           Nuveen Investments
                           Municipal Bond Funds

                           Nuveen Georgia Municipal Bond Fund
                           Nuveen Louisiana Municipal Bond Fund
                           Nuveen North Carolina Municipal Bond Fund
                           Nuveen Tennessee Municipal Bond Fund

[LOGO] Nuveen Investments

                                    [GRAPHIC]



NOW YOU CAN RECEIVE YOUR
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(Be sure to have the address sheet that accompanied this report handy. You'll
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                                      OR
www.nuveen.com/accountaccess
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[LOGO]

                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

   ".....a municipal bond investment like your Fund may help you achieve and benefit from greater portfolio diversification - a potential way to reduce some of the risk that comes with investing."
Dear Shareholder:

I am pleased to report that over the 12-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Managers' Comments, the Dividend Information and Fund Spotlight sections of this report.

As I've noted in past letters, a municipal bond investment like your Fund may help you achieve and benefit from greater portfolio diversification --- a potential way to reduce some of the risk that comes with investing. Since one part of your portfolio may be going up when another is going down, portfolio diversification may help smooth your investment returns over time. Your financial advisor can explain these advantages in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

As you look through this report, be sure to review the inside front cover. This contains information on how you can receive future Fund reports and other Fund information faster by using e-mails and the internet. Sign up is quick and easy
- just follow the step-by-step instructions.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

July 17, 2006



                            Annual Report l Page 1

  Portfolio Managers' Comments

  Portfolio managers Scott Romans and Cathryn Steeves examine economic and market conditions, key investment strategies, and the performance of the Nuveen Georgia, Louisiana, North Carolina, and Tennessee Municipal Bond Funds. Scott, who has 6 years of investment experience, began managing the Louisiana Fund in 2003. Cathryn has 10 years of investment experience and began managing the Georgia, North Carolina and Tennessee Funds in 2004.

--------------------------------------------------------------------------------
What factors had the greatest influence on the U.S. economy and municipal market during the 12-month period ended May 31, 2006?

The U.S. economy continued to grow steadily throughout this 12-month period, despite the damage caused by hurricanes Katrina and Rita, and the effects of rising oil prices. The economy expanded by 3.3 percent during the second quarter of 2005, 4.1 percent during the third quarter, 1.7 percent during the fourth quarter, and a robust 5.6 percent during the first quarter of 2006.

Rising energy costs led to increased concerns about inflation, even though the core inflation rate -which excludes volatile energy and food prices -showed only modest growth. Nevertheless, the Federal Reserve Board continued to raise short-term interest rates throughout the period, bringing the benchmark federal funds rate to 5 percent in May 2006, up from 3 percent a year earlier. (On June 29, 2006, after the close of this reporting period, the fed funds rate was raised to 5.25 percent.)

Interestingly, long-term bonds, which are generally the most interest-rate-sensitive, saw their yields go up less than those of shorter-term bonds during the reporting period. This situation led to a flattening yield curve in both the taxable and tax-exempt fixed-income markets, as shorter-term interest rates approached the levels of longer-term rates.

Municipal bonds generally outperformed their taxable counterparts during the period, primarily because strong demand was coupled with reduced issuance as the period progressed. Although 2005 was a record year for municipal bond new issue supply, the situation changed dramatically in early 2006. For the first five months of this calendar year, issuance totaled about $134 billion nationwide, a 19 percent decline compared to the same period in 2005. For the full 12-month reporting period, new municipal supply was approximately $404 billion, 6 percent greater than the previous 12 months.

Lower-rated municipal securities continued to perform well. State and local governments benefited from generally strong economies, which boosted their fiscal strength and helped make many issuers more creditworthy. As the prices of lower-rated securities rose, their yield advantage over higher-rated securities generally shrank, meaning that investors were being offered lower levels of incremental income in exchange for taking on additional credit risk.

How did the Funds perform during the 12 months ended May 31, 2006?

The nearby table provides total return performance information for the four Funds discussed in this report for the one-year, five-year and ten-year periods ended May 31, 2006. Each Fund's performance is compared with the national Lehman Brothers Municipal Bond Index, as well as with its Lipper peer fund category average. The factors determining the performance of each Fund are discussed later in the report.

The returns of the Nuveen North Carolina and Tennessee Municipal Bond Funds Class A on NAV outperformed their respective Lipper peer group category averages, while the returns of the Nuveen Georgia and Louisiana Municipal Bond Funds Class A on NAV underperformed their Lipper

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 2

Class A Shares--
Average Annual Total Returns as of 5/31/06
--------------------------------------------------------------------------------

                                                 1-Year 5-Year 10-Year
                                                 ---------------------
         Nuveen Georgia Municipal Bond Fund
          A Shares at NAV                         1.32%  5.23%   5.72%
          A Shares at Offer                      -2.97%  4.32%   5.26%
         Lipper Georgia Municipal Debt Funds
           Category Average/1/                    1.38%  4.35%   5.05%
         Lehman Brothers Municipal Bond Index/2/  1.89%  5.27%   5.95%
         -------------------------------------------------------------

         Nuveen Louisiana Municipal Bond Fund
          A Shares at NAV                         0.71%  4.70%   5.39%
          A Shares at Offer                      -3.56%  3.81%   4.93%
         Lipper Louisiana Municipal Debt Funds
           Category Average/1/                    1.06%  4.47%   5.05%
         Lehman Brothers Municipal Bond Index/2/  1.89%  5.27%   5.95%
         -------------------------------------------------------------

         Nuveen North Carolina Municipal Bond
           Fund
          A Shares at NAV                         1.57%  5.07%   5.31%
          A Shares at Offer                      -2.69%  4.18%   4.86%
         Lipper North Carolina Municipal Debt
           Funds Category Average/1/              1.15%  4.37%   4.93%
         Lehman Brothers Municipal Bond Index/2/  1.89%  5.27%   5.95%
         -------------------------------------------------------------

         Nuveen Tennessee Municipal Bond Fund
          A Shares at NAV                         1.78%  5.33%   5.37%
          A Shares at Offer                      -2.53%  4.43%   4.92%
         Lipper Tennessee Municipal Debt Funds
           Category Average/1/                    1.17%  4.38%   5.02%
         Lehman Brothers Municipal Bond Index/2/  1.89%  5.27%   5.95%
         -------------------------------------------------------------

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2 percent maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

averages by varying degrees. Meanwhile, the Georgia, Louisiana, and North Carolina Funds trailed the national Lehman Brothers Municipal Bond Index, while the Tennessee Fund performed in line with the index. Although we believe that comparing the performance of state Funds with that of an unmanaged, national municipal index may offer some insights into how the Funds performed relative to the general municipal market, we also think that closely comparing the results of state Funds with a national average is imperfect since most of the national index's results come from out-of-state bonds.

What type of economic environment did the four states profiled in this report experience during the period?

The fairly diversified Georgia economy remained relatively stable during this 12-month period. As of May 2006, Georgia's unemployment rate was 4.9 percent, above the national average of 4.6 percent. Municipal issuance in the state during the 12-month period was $8.8 billion - an approximately 1 percent year-over-year decline - compared to a national increase of 6.0 percent. At period end, the state maintained the highest available credit ratings of AAA and Aaa from Standard & Poor's and Moody's, respectively.

Louisiana saw its credit quality downgraded by both Standard & Poor's and Moody's in late November and early December, respectively, following Hurricanes Katrina and Rita. Standard & Poor's lowered Louisiana's rating to A from A+ with a negative outlook, while Moody's reduced the state's rating to A2 from A1, also with a negative outlook. The two hurricanes caused an estimated $24 billion worth of damage in the state. At period end, Louisiana's jobless rate stood at 5.2 percent, well above the national average. During the 12-month period, the state issued more than $4 billion worth of municipal debt, a 10 percent year-over-year increase.


--------------------------------------------------------------------------------

1For each Fund, the Lipper category average shown represents the average annualized total return for all reporting funds for the periods ended May 31, 2006. The Lipper categories contained 29, 26 and 23 funds in the Lipper Georgia Municipal Debt Funds Category, 13, 12 and 9 funds in the Lipper Louisiana Municipal Debt Funds Category, 28, 24 and 21 funds in the Lipper North Carolina Municipal Debt Funds Category and 14, 14 and 11 funds in the Lipper Tennessee Municipal Debt Funds Category for the respective one-, five- and ten-year periods ended May 31, 2006. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
2The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                             Annual Report  Page 3

North Carolina's economy, led by its government and manufacturing sectors, has continued its transition away from declining old-line industries - such as textile and furniture manufacturing - and increasingly toward the services and technology sectors. Nevertheless, manufacturing still plays a leading role in the state's economy, accounting for nearly 15 percent of North Carolina employment. In May 2006, North Carolina's jobless rate was 4.6 percent, matching the national average. Municipal issuance in North Carolina totaled approximately $8.2 billion during the period, an 18 percent increase in new supply compared to the prior year. Also during the period, Standard & Poor's maintained its AAA rating on the state's credit quality, while Moody's reconfirmed its Aa1 rating.

Tennessee's economy showed mixed results during the 12-month period, with the state's government, manufacturing, and education and health services sectors performing well. However, the state's unemployment rate stood at 5.4 percent in May 2006, 0.8 percent higher than the national average. During the 12-month period, Tennessee issued approximately $6.6 billion worth of municipal debt, a 2 percent year-over-year decline. At period end, the state's credit rating was AA/Aa2 from Standard & Poor's and Moody's, respectively.

What strategies were used to manage the Funds during the period? How did these strategies influence performance?

For all four Funds, our overall portfolio management approach focused on several broad themes: carefully managing portfolio duration, adjusting credit quality, and searching opportunistically for favorable bond swaps.

During the period, we sought to manage the Funds' durations - meaning their level of interest rate risk - to keep them within a target range relative to the municipal bond market. Accordingly, as some of the Funds' shorter-duration bonds exited the portfolio, we generally focused on adding bonds with 10- to 20-years to maturity and coupon rates that were higher than the prevailing interest rates. We believed these intermediate-term premium bonds offered our shareholders the best risk/reward tradeoff.

Throughout the year, it continued to be a good time to be overweighted in lower-rated bonds, which benefited as their prices generally performed better than higher-rated securities. This environment, however, made it steadily more challenging to find attractive lower-rated investment opportunities, particularly in states with limited issuance.

Our third theme was to make use of bond swaps, particularly later in the reporting period. As interest rates rose, we sold certain portfolio holdings with relatively low yields that were purchased in a lower-rate environment. At the same time, we bought bonds with higher yields and similar risk characteristics. This approach enabled us to produce the potential for more distributable income for shareholders without increasing the Funds' overall risk profile.

Although each of the four Funds discussed in this report were managed with similar strategies in mind, there also were differences in how the portfolios were structured and the individual market conditions in each state. Below we provide more specific information about the performance and management of each Fund.

Nuveen Georgia Municipal Bond Fund

The Class A return on NAV of the Nuveen Georgia Municipal Bond Fund lagged the national Lehman Brothers Municipal Bond Index while very slightly trailing its Lipper category average. On the positive side, about 5 percent of the portfolio was advance refunded during this reporting period, which generated significant price appreciation for many of these bonds. We also were helped by our yield curve positioning, with its emphasis on the long-intermediate section of the curve and its relative underweighting of very short-term bonds. Another positive was our allocation to the health care sector, which benefited over this period from strong demand for lower-rated securities coupled with reduced supply and the improving financial strength of many of the state's hospitals.


                             Annual Report  Page 4

One modestly negative factor impacting the Fund's performance came when one of the portfolio's multi-family housing bond issues was called at a price less than our original purchase cost. Another source of relative underperformance was the Fund's slight overweighting in high-quality general obligation debt, which generally trailed the returns of lower-rated bonds during the period.

As part of our efforts to manage duration, we looked for opportunities to sell some of the Fund's shorter-maturity investments and replace them with the intermediate-duration, premium-coupon bonds described earlier. For example, during the period, we sold positions in Coffee County hospital bonds, and in their place we added DeKalb County water and sewer bonds, which we thought had superior yield curve characteristics.

As the period progressed, we occasionally took advantage of rising interest rates through the use of bond swaps, selling some holdings with lower yields and replacing them with better-yielding securities with similar risk characteristics. As one example, we sold Jackson County School District bonds, and used the proceeds to buy Forsyth County School District bonds, offering the same income and duration. With this and other similar transactions, we were able to enhance the portfolio's overall yield without significantly changing its risk profile.

Nuveen Louisiana Municipal Bond Fund

The Class A return on NAV of the Nuveen Louisiana Municipal Bond Fund trailed both the national Lehman Brothers Municipal Bond Index and its Lipper category average. The major impact on performance during the 12 month period was Hurricane Katrina. Virtually all securities issued within the state saw their values marked down, although many recovered gradually as the period progressed. Not surprisingly, uninsured issues were hurt more than their insured counterparts, though the latter lost value as well.

Despite the effects of the hurricane, we were pleased that all of our lower-rated holdings - the portfolio's exposure in this category was relatively modest to start with - remained financially stable as of the end of the period. One bright spot for performance was our exposure to tobacco debt, which because it is backed by tobacco industry revenues, was unaffected by the hurricanes and continued to perform well.

The Fund experienced some outflows during the period, and one of our primary management tasks was to manage the redemption process in an orderly way while maintaining the portfolio's overall risk profile. Because of our confidence that Louisiana bonds would eventually recover, our strategy was to sell those holdings with the lowest embedded yields. We also preferred selling bonds whose prices were more modestly affected by the storms - specifically, short-duration pre-refunded bonds - to produce the least impact on the remaining shareholders. We also sold some of our Puerto Rico holdings, enabling us to fund redemptions without having to sell securities currently depressed in value.

During the year, we continued to monitor all of the Fund's positions for any signs of credit weakness. With respect to our uninsured holdings, we remained confident in the recovery values of those positions. In our view, investors over time will once again become more comfortable with Louisiana municipal debt, and if this occurs many of the Fund's holdings could benefit.

Nuveen North Carolina Municipal Bond Fund

The Class A return on NAV of the Nuveen North Carolina Municipal Bond Fund outpaced its Lipper peer group average but fell short of the national Lehman Brothers Municipal Bond Index during the 12 month period. The Fund benefited from the pre-refunding of about 3 percent of the portfolio, generating price gains for these Fund holdings. We also were helped by the Fund's exposure to housing bonds, which generally perform well when interest rates are rising because of the decreased risk of mortgage prepayments. Yield curve positioning also added to results, with our overweighting in long-intermediate bonds and underweighting in short-duration securities helping in relative terms.

On the negative side, the Fund's credit quality allocation was a modest detractor to overall performance over this period, as we were slightly


                             Annual Report  Page 5
underweighted in BBB rated bonds. We also were hurt by a significant weighting in appropriation-backed debt, which underperformed as the demand for the securities failed to keep up with a significant increase in their supply.

To keep the Fund's duration in line with our target level, we sold selected short-maturity bonds and looked to replace them with longer-dated securities. When appropriate, we bought bonds with approximately 25-year maturity dates. We also favored intermediate-duration, premium-coupon bonds, which occupied what we thought was the best-valued part of the yield curve over this period. Recent intermediate bond purchases included issues by the Broad River Water Authority System.

Nuveen Tennessee Municipal Bond Fund

The Nuveen Tennessee Municipal Bond Fund's Class A shares turned in strong total return performance on NAV relative to its Lipper peer group average and performed in line with the results of the national Lehman Brothers Municipal Bond Index over the 12 month period. Approximately 6 percent of the portfolio was advance refunded during the period, contributing positively to performance. Yield curve positioning also helped, especially our overweighting in strong-performing longer-term bonds and our underweighting in weak-performing shorter-term securities.

On the negative side, we did own several inverse floating rate bonds exposed to the five- to ten-year part of the curve. The performance of these bonds generally lagged the overall market over this period.

As part of our efforts to manage the portfolio's duration, we sold some of the Fund's shorter-maturity investments, replacing them with intermediate-duration, premium-coupon bonds, which we believed offered better value potential. However, municipal supply was tighter in Tennessee than in many other states during the period. When looking for new bonds to add to the portfolio, we sometimes took advantage of the Puerto Rico municipal market, as U.S. territorial bonds are generally income-tax-exempt in all 50 states.

As in the other Funds, we made use of bond swaps as the period progressed and rates rose. We sold selected portfolio holdings with modest yields that had been issued in the low-interest-rate environment of the past several years. In their place, we bought newer bonds offering better yields but with similar durations. As a result, we were able to provide the potential for increased distributable income for shareholders while keeping the Fund's risk profile relatively consistent. One example involved selling Columbia Sewer System bonds, and replacing them with bonds issued by Greene County.

Dividend Information

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

During the period, the Nuveen Georgia Municipal Bond Fund experienced two dividend decreases, while the Tennessee Municipal Bond Fund experienced one. The Nuveen Louisiana Municipal Bond Fund's dividend remained intact. The Class A, C and R shares of the Nuveen North Carolina Municipal Bond Fund had one monthly dividend decrease, while the Class B shares had one monthly dividend decrease and one monthly dividend increase during the period. The reductions reflected the low-interest-rate environment of the past several years. As bonds matured, were called, or were sold from the portfolios, the bonds purchased to replace the older holdings generally were offering lower prevailing yields.

As of May 31, 2006, the Nuveen Georgia, Louisiana, North Carolina and Tennessee Municipal Bond Funds had negative UNII balances for financial statement purposes and positive UNII balances for tax purposes.


                             Annual Report  Page 6

     Nuveen Georgia Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]



                   Nuveen Georgia         Nuveen Georgia        Lehman Brothers
                     Municipal               Municipal             Municipal
                   Bond Fund (NAV)       Bond Fund (Offer)        Bond Index
                   ---------------       -----------------      ---------------
 5/31/96                10,000                 9,580                10,000
 6/30/96                10,114                 9,689                10,109
 7/31/96                10,210                 9,781                10,201
 8/31/96                10,238                 9,808                10,199
 9/30/96                10,402                 9,966                10,342
10/31/96                10,540                10,097                10,459
11/30/96                10,717                10,267                10,650
12/31/96                10,674                10,226                10,695
 1/31/97                10,683                10,234                10,715
 2/28/97                10,791                10,338                10,814
 3/31/97                10,666                10,218                10,670
 4/30/97                10,766                10,313                10,759
 5/31/97                10,938                10,478                10,921
 6/30/97                11,152                10,684                11,038
 7/31/97                11,524                11,040                11,343
 8/31/97                11,416                10,937                11,237
 9/30/97                11,591                11,104                11,371
10/31/97                11,693                11,202                11,443
11/30/97                11,764                11,270                11,511
12/31/97                11,942                11,440                11,679
 1/31/98                12,046                11,540                11,799
 2/28/98                12,011                11,506                11,803
 3/31/98                12,040                11,534                11,813
 4/30/98                11,949                11,448                11,760
 5/31/98                12,184                11,672                11,946
 6/30/98                12,168                11,657                11,993
 7/31/98                12,207                11,694                12,023
 8/31/98                12,400                11,879                12,209
 9/30/98                12,550                12,023                12,361
10/31/98                12,522                11,996                12,361
11/30/98                12,572                12,044                12,405
12/31/98                12,588                12,060                12,436
 1/31/99                12,717                12,183                12,584
 2/28/99                12,644                12,113                12,528
 3/31/99                12,649                12,118                12,546
 4/30/99                12,687                12,155                12,577
 5/31/99                12,590                12,061                12,504
 6/30/99                12,388                11,868                12,324
 7/31/99                12,381                11,861                12,369
 8/31/99                12,189                11,677                12,270
 9/30/99                12,101                11,593                12,275
10/31/99                11,955                11,453                12,142
11/30/99                12,053                11,547                12,271
12/31/99                11,915                11,415                12,179
 1/31/00                11,826                11,329                12,126
 2/29/00                11,996                11,492                12,267
 3/31/00                12,252                11,737                12,536
 4/30/00                12,173                11,662                12,462
 5/31/00                12,082                11,575                12,397
 6/30/00                12,401                11,880                12,725
 7/31/00                12,600                12,070                12,902
 8/31/00                12,798                12,261                13,101
 9/30/00                12,729                12,195                13,033
10/31/00                12,856                12,316                13,175
11/30/00                12,947                12,403                13,275
12/31/00                13,310                12,751                13,603
 1/31/01                13,289                12,731                13,738
 2/28/01                13,406                12,843                13,782
 3/31/01                13,536                12,967                13,906
 4/30/01                13,364                12,803                13,755
 5/31/01                13,520                12,952                13,904
 6/30/01                13,639                13,066                13,997
 7/31/01                13,859                13,277                14,204
 8/31/01                14,094                13,502                14,439
 9/30/01                14,060                13,470                14,390
10/31/01                14,206                13,610                14,561
11/30/01                14,094                13,502                14,439
12/31/01                13,956                13,370                14,301
 1/31/02                14,130                13,537                14,549
 2/28/02                14,318                13,717                14,725
 3/31/02                14,020                13,432                14,436
 4/30/02                14,236                13,638                14,718
 5/31/02                14,293                13,692                14,807
 6/30/02                14,443                13,836                14,964
 7/31/02                14,646                14,031                15,156
 8/31/02                14,835                14,212                15,338
 9/30/02                15,173                14,536                15,674
10/31/02                14,864                14,239                15,414
11/30/02                14,797                14,176                15,351
12/31/02                15,120                14,485                15,674
 1/31/03                15,025                14,394                15,635
 2/28/03                15,260                14,619                15,853
 3/31/03                15,276                14,634                15,863
 4/30/03                15,471                14,821                15,968
 5/31/03                15,833                15,168                16,341
 6/30/03                15,721                15,061                16,272
 7/31/03                15,175                14,537                15,702
 8/31/03                15,301                14,659                15,820
 9/30/03                15,682                15,024                16,285
10/31/03                15,640                14,983                16,203
11/30/03                15,839                15,174                16,372
12/31/03                15,953                15,283                16,507
 1/31/04                16,011                15,338                16,602
 2/29/04                16,341                15,655                16,852
 3/31/04                16,269                15,586                16,793
 4/30/04                15,864                15,198                16,395
 5/31/04                15,806                15,142                16,336
 6/30/04                15,879                15,212                16,395
 7/31/04                16,069                15,394                16,611
 8/31/04                16,407                15,717                16,944
 9/30/04                16,495                15,802                17,034
10/31/04                16,644                15,945                17,181
11/30/04                16,480                15,788                17,039
12/31/04                16,764                16,060                17,247
 1/31/05                16,974                16,261                17,408
 2/28/05                16,884                16,174                17,350
 3/31/05                16,733                16,030                17,241
 4/30/05                17,036                16,321                17,513
 5/31/05                17,218                16,495                17,637
 6/30/05                17,310                16,583                17,746
 7/31/05                17,202                16,480                17,667
 8/31/05                17,398                16,668                17,845
 9/30/05                17,226                16,503                17,725
10/31/05                17,100                16,382                17,617
11/30/05                17,174                16,453                17,702
12/31/05                17,353                16,624                17,854
 1/31/06                17,365                16,635                17,902
 2/28/06                17,504                16,769                18,022
 3/31/06                17,374                16,644                17,898
 4/30/06                17,355                16,626                17,893
 5/31/06                17,445                16,713                17,973

================================================================================


     Nuveen Louisiana Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                Nuveen Louisiana        Nuveen Louisiana      Lehman Brothers
                    Municipal               Municipal            Municipal
                 Bond Fund (NAV)        Bond Fund (Offer)       Bond Index
                 ---------------        -----------------       ---------
05/31/96                10,000                 9,580                10,000
06/30/96                10,092                 9,668                10,109
07/31/96                10,195                 9,767                10,201
08/31/96                10,213                 9,784                10,199
09/30/96                10,401                 9,964                10,342
10/31/96                10,525                10,083                10,459
11/30/96                10,743                10,292                10,650
12/31/96                10,697                10,247                10,695
01/31/97                10,697                10,247                10,715
02/28/97                10,812                10,358                10,814
03/31/97                10,675                10,227                10,670
04/30/97                10,771                10,319                10,759
05/31/97                10,937                10,477                10,921
06/30/97                11,044                10,580                11,038
07/31/97                11,390                10,911                11,343
08/31/97                11,260                10,787                11,237
09/30/97                11,388                10,910                11,371
10/31/97                11,477                10,995                11,443
11/30/97                11,567                11,081                11,511
12/31/97                11,737                11,244                11,679
01/31/98                11,857                11,359                11,799
02/28/98                11,856                11,358                11,803
03/31/98                11,875                11,376                11,813
04/30/98                11,791                11,296                11,760
05/31/98                12,017                11,513                11,946
06/30/98                12,037                11,531                11,993
07/31/98                12,065                11,559                12,023
08/31/98                12,273                11,757                12,209
09/30/98                12,418                11,896                12,361
10/31/98                12,383                11,863                12,361
11/30/98                12,433                11,910                12,405
12/31/98                12,451                11,928                12,436
01/31/99                12,556                12,028                12,584
02/28/99                12,488                11,963                12,528
03/31/99                12,507                11,981                12,546
04/30/99                12,545                12,019                12,577
05/31/99                12,465                11,942                12,504
06/30/99                12,252                11,737                12,324
07/31/99                12,258                11,743                12,369
08/31/99                12,044                11,538                12,270
09/30/99                11,962                11,459                12,275
10/31/99                11,701                11,210                12,142
11/30/99                11,809                11,313                12,271
12/31/99                11,673                11,183                12,179
01/31/00                11,555                11,070                12,126
02/29/00                11,754                11,260                12,267
03/31/00                12,057                11,551                12,536
04/30/00                11,960                11,458                12,462
05/31/00                11,863                11,365                12,397
06/30/00                12,181                11,670                12,725
07/31/00                12,397                11,876                12,902
08/31/00                12,624                12,094                13,101
09/30/00                12,549                12,022                13,033
10/31/00                12,673                12,140                13,175
11/30/00                12,773                12,237                13,275
12/31/00                13,183                12,629                13,603
01/31/01                13,249                12,692                13,738
02/28/01                13,326                12,767                13,782
03/31/01                13,452                12,887                13,906
04/30/01                13,266                12,708                13,755
05/31/01                13,429                12,865                13,904
 6/30/01                13,544                12,975                13,997
 7/31/01                13,770                13,191                14,204
 8/31/01                14,008                13,420                14,439
 9/30/01                13,928                13,343                14,390
10/31/01                14,095                13,503                14,561
11/30/01                13,965                13,378                14,439
12/31/01                13,797                13,217                14,301
 1/31/02                14,028                13,439                14,549
 2/28/02                14,210                13,613                14,725
 3/31/02                13,901                13,317                14,436
 4/30/02                14,110                13,517                14,718
 5/31/02                14,205                13,608                14,807
 6/30/02                14,352                13,749                14,964
 7/31/02                14,550                13,939                15,156
 8/31/02                14,723                14,105                15,338
 9/30/02                15,103                14,469                15,674
10/31/02                14,735                14,116                15,414
11/30/02                14,674                14,058                15,351
12/31/02                15,031                14,400                15,674
 1/31/03                14,892                14,266                15,635
 2/28/03                15,185                14,548                15,853
 3/31/03                15,164                14,527                15,863
 4/30/03                15,301                14,658                15,968
 5/31/03                15,689                15,030                16,341
 6/30/03                15,558                14,905                16,272
 7/31/03                14,878                14,253                15,702
 8/31/03                14,975                14,346                15,820
 9/30/03                15,423                14,775                16,285
10/31/03                15,385                14,739                16,203
11/30/03                15,592                14,937                16,372
12/31/03                15,703                15,044                16,507
 1/31/04                15,802                15,138                16,602
 2/29/04                16,080                15,404                16,852
 3/31/04                15,972                15,301                16,793
 4/30/04                15,560                14,906                16,395
 5/31/04                15,493                14,842                16,336
 6/30/04                15,552                14,899                16,395
 7/31/04                15,765                15,103                16,611
 8/31/04                16,077                15,402                16,944
 9/30/04                16,151                15,473                17,034
10/31/04                16,282                15,598                17,181
11/30/04                16,129                15,451                17,039
12/31/04                16,363                15,675                17,247
 1/31/05                16,538                15,843                17,408
 2/28/05                16,478                15,786                17,350
 3/31/05                16,346                15,660                17,241
 4/30/05                16,634                15,935                17,513
 5/31/05                16,777                16,073                17,637
 6/30/05                16,878                16,169                17,746
 7/31/05                16,788                16,083                17,667
 8/31/05                16,933                16,222                17,845
 9/30/05                16,636                15,938                17,725
10/31/05                16,517                15,823                17,617
11/30/05                16,604                15,907                17,702
12/31/05                16,765                16,061                17,854
 1/31/06                16,809                16,103                17,902
 2/28/06                16,943                16,232                18,022
 3/31/06                16,837                16,129                17,898
 4/30/06                16,820                16,113                17,893
 5/31/06                16,894                16,184                17,973

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 7

     Nuveen North Carolina Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                      Nuveen                Nuveen                Lehman
                  North Carolina        North Carolina           Brothers
                     Municipal             Municipal            Municipal
                  Bond Fund (NAV)      Bond Fund (Offer)        Bond Index
                  ---------------      -----------------        ----------
 5/31/96                10,000                 9,580                10,000
 6/30/96                10,093                 9,669                10,109
 7/31/96                10,178                 9,750                10,201
 8/31/96                10,163                 9,736                10,199
 9/30/96                10,318                 9,885                10,342
10/31/96                10,405                 9,968                10,459
11/30/96                10,571                10,127                10,650
12/31/96                10,535                10,093                10,695
 1/31/97                10,551                10,108                10,715
 2/28/97                10,639                10,192                10,814
 3/31/97                10,509                10,067                10,670
 4/30/97                10,607                10,161                10,759
 5/31/97                10,778                10,326                10,921
 6/30/97                10,878                10,421                11,038
 7/31/97                11,167                10,698                11,343
 8/31/97                11,055                10,591                11,237
 9/30/97                11,177                10,707                11,371
10/31/97                11,256                10,783                11,443
11/30/97                11,303                10,829                11,511
12/31/97                11,472                10,990                11,679
 1/31/98                11,564                11,078                11,799
 2/28/98                11,558                11,072                11,803
 3/31/98                11,584                11,098                11,813
 4/30/98                11,524                11,040                11,760
 5/31/98                11,715                11,223                11,946
 6/30/98                11,753                11,259                11,993
 7/31/98                11,779                11,284                12,023
 8/31/98                11,938                11,436                12,209
 9/30/98                12,075                11,568                12,361
10/31/98                12,034                11,529                12,361
11/30/98                12,105                11,597                12,405
12/31/98                12,099                11,591                12,436
 1/31/99                12,215                11,702                12,584
 2/28/99                12,159                11,648                12,528
 3/31/99                12,172                11,661                12,546
 4/30/99                12,209                11,696                12,577
 5/31/99                12,117                11,608                12,504
 6/30/99                11,932                11,431                12,324
 7/31/99                11,933                11,432                12,369
 8/31/99                11,710                11,218                12,270
 9/30/99                11,628                11,140                12,275
10/31/99                11,438                10,958                12,142
11/30/99                11,546                11,061                12,271
12/31/99                11,403                10,924                12,179
 1/31/00                11,319                10,844                12,126
 2/29/00                11,551                11,066                12,267
 3/31/00                11,856                11,358                12,536
 4/30/00                11,761                11,267                12,462
 5/31/00                11,654                11,164                12,397
 6/30/00                11,975                11,472                12,725
 7/31/00                12,175                11,664                12,902
 8/31/00                12,388                11,868                13,101
 9/30/00                12,303                11,787                13,033
10/31/00                12,443                11,921                13,175
11/30/00                12,559                12,031                13,275
12/31/00                12,902                12,360                13,603
 1/31/01                12,967                12,423                13,738
 2/28/01                13,045                12,497                13,782
 3/31/01                13,161                12,608                13,906
 4/30/01                12,957                12,413                13,755
 5/31/01                13,100                12,550                13,904
 6/30/01                13,217                12,662                13,997
 7/31/01                13,452                12,887                14,204
 8/31/01                13,661                13,088                14,439
 9/30/01                13,571                13,001                14,390
10/31/01                13,704                13,128                14,561
11/30/01                13,586                13,016                14,439
12/31/01                13,469                12,903                14,301
 1/31/02                13,643                13,070                14,549
 2/28/02                13,831                13,250                14,725
 3/31/02                13,551                12,982                14,436
 4/30/02                13,767                13,189                14,718
 5/31/02                13,862                13,279                14,807
 6/30/02                13,984                13,396                14,964
 7/31/02                14,187                13,591                15,156
 8/31/02                14,391                13,786                15,338
 9/30/02                14,732                14,113                15,674
10/31/02                14,428                13,822                15,414
11/30/02                14,384                13,780                15,351
12/31/02                14,702                14,085                15,674
 1/31/03                14,630                14,015                15,635
 2/28/03                14,920                14,293                15,853
 3/31/03                14,917                14,291                15,863
 4/30/03                15,041                14,409                15,968
 5/31/03                15,362                14,717                16,341
 6/30/03                15,260                14,619                16,272
 7/31/03                14,704                14,086                15,702
 8/31/03                14,843                14,220                15,820
 9/30/03                15,227                14,587                16,285
10/31/03                15,181                14,543                16,203
11/30/03                15,380                14,734                16,372
12/31/03                15,492                14,842                16,507
 1/31/04                15,548                14,895                16,602
 2/29/04                15,792                15,129                16,852
 3/31/04                15,745                15,084                16,793
 4/30/04                15,376                14,730                16,395
 5/31/04                15,314                14,671                16,336
 6/30/04                15,385                14,739                16,395
 7/31/04                15,560                14,907                16,611
 8/31/04                15,839                15,173                16,944
 9/30/04                15,924                15,255                17,034
10/31/04                16,039                15,365                17,181
11/30/04                15,914                15,245                17,039
12/31/04                16,124                15,447                17,247
 1/31/05                16,301                15,616                17,408
 2/28/05                16,221                15,540                17,350
 3/31/05                16,109                15,433                17,241
 4/30/05                16,365                15,678                17,513
 5/31/05                16,514                15,821                17,637
 6/30/05                16,602                15,905                17,746
 7/31/05                16,504                15,811                17,667
 8/31/05                16,697                15,996                17,845
 9/30/05                16,563                15,868                17,725
10/31/05                16,446                15,755                17,617
11/30/05                16,515                15,821                17,702
12/31/05                16,672                15,972                17,854
 1/31/06                16,695                15,994                17,902
 2/28/06                16,845                16,138                18,022
 3/31/06                16,709                16,007                17,898
 4/30/06                16,669                15,969                17,893
 5/31/06                16,772                16,068                17,973

================================================================================


     Nuveen Tennessee Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                 Nuveen Tennessee        Nuveen Tennessee      Lehman Brothers
                    Municipal                Municipal             Municipal
                  Bond Fund (NAV)        Bond Fund (Offer)        Bond Index
                  ---------------        -----------------        ----------
 5/31/96                10,000                 9,580                10,000
 6/30/96                10,100                 9,676                10,109
 7/31/96                10,192                 9,764                10,201
 8/31/96                10,182                 9,754                10,199
 9/30/96                10,329                 9,896                10,342
10/31/96                10,423                 9,986                10,459
11/30/96                10,591                10,146                10,650
12/31/96                10,553                10,110                10,695
 1/31/97                10,563                10,119                10,715
 2/28/97                10,658                10,210                10,814
 3/31/97                10,541                10,099                10,670
 4/30/97                10,627                10,180                10,759
 5/31/97                10,771                10,319                10,921
 6/30/97                10,888                10,430                11,038
 7/31/97                11,190                10,720                11,343
 8/31/97                11,082                10,616                11,237
 9/30/97                11,209                10,738                11,371
10/31/97                11,298                10,823                11,443
11/30/97                11,367                10,889                11,511
12/31/97                11,516                11,032                11,679
 1/31/98                11,603                11,116                11,799
 2/28/98                11,601                11,114                11,803
 3/31/98                11,629                11,140                11,813
 4/30/98                11,544                11,059                11,760
 5/31/98                11,745                11,251                11,946
 6/30/98                11,762                11,268                11,993
 7/31/98                11,790                11,295                12,023
 8/31/98                11,963                11,460                12,209
 9/30/98                12,125                11,616                12,361
10/31/98                12,090                11,582                12,361
11/30/98                12,159                11,648                12,405
12/31/98                12,155                11,645                12,436
 1/31/99                12,278                11,762                12,584
 2/28/99                12,211                11,698                12,528
 3/31/99                12,207                11,694                12,546
 4/30/99                12,245                11,731                12,577
 5/31/99                12,154                11,644                12,504
 6/30/99                11,934                11,433                12,324
 7/31/99                11,940                11,439                12,369
 8/31/99                11,762                11,268                12,270
 9/30/99                11,714                11,222                12,275
10/31/99                11,556                11,071                12,142
11/30/99                11,661                11,171                12,271
12/31/99                11,546                11,061                12,179
 1/31/00                11,419                10,939                12,126
 2/29/00                11,615                11,127                12,267
 3/31/00                11,878                11,380                12,536
 4/30/00                11,818                11,322                12,462
 5/31/00                11,712                11,220                12,397
 6/30/00                11,979                11,476                12,725
 7/31/00                12,145                11,635                12,902
 8/31/00                12,311                11,794                13,101
 9/30/00                12,272                11,756                13,033
10/31/00                12,393                11,873                13,175
11/30/00                12,469                11,945                13,275
12/31/00                12,766                12,230                13,603
 1/31/01                12,865                12,325                13,738
 2/28/01                12,966                12,421                13,782
 3/31/01                13,054                12,506                13,906
 4/30/01                12,896                12,354                13,755
 5/31/01                13,021                12,474                13,904
 6/30/01                13,124                12,573                13,997
 7/31/01                13,346                12,786                14,204
 8/31/01                13,570                13,000                14,439
 9/30/01                13,529                12,961                14,390
10/31/01                13,645                13,072                14,561
11/30/01                13,555                12,985                14,439
12/31/01                13,428                12,864                14,301
 1/31/02                13,607                13,035                14,549
 2/28/02                13,787                13,208                14,725
 3/31/02                13,510                12,942                14,436
 4/30/02                13,741                13,164                14,718
 5/31/02                13,848                13,266                14,807
 6/30/02                13,981                13,394                14,964
 7/31/02                14,227                13,630                15,156
 8/31/02                14,411                13,806                15,338
 9/30/02                14,710                14,093                15,674
10/31/02                14,413                13,807                15,414
11/30/02                14,380                13,776                15,351
12/31/02                14,664                14,048                15,674
 1/31/03                14,618                14,004                15,635
 2/28/03                14,870                14,245                15,853
 3/31/03                14,889                14,263                15,863
 4/30/03                15,038                14,406                15,968
 5/31/03                15,384                14,738                16,341
 6/30/03                15,245                14,605                16,272
 7/31/03                14,671                14,055                15,702
 8/31/03                14,809                14,187                15,820
 9/30/03                15,228                14,588                16,285
10/31/03                15,167                14,530                16,203
11/30/03                15,371                14,725                16,372
12/31/03                15,500                14,849                16,507
 1/31/04                15,571                14,917                16,602
 2/29/04                15,885                15,218                16,852
 3/31/04                15,792                15,129                16,793
 4/30/04                15,372                14,726                16,395
 5/31/04                15,334                14,690                16,336
 6/30/04                15,392                14,745                16,395
 7/31/04                15,601                14,946                16,611
 8/31/04                15,907                15,239                16,944
 9/30/04                16,006                15,333                17,034
10/31/04                16,147                15,468                17,181
11/30/04                15,980                15,309                17,039
12/31/04                16,226                15,545                17,247
 1/31/05                16,384                15,696                17,408
 2/28/05                16,315                15,630                17,350
 3/31/05                16,188                15,508                17,241
 4/30/05                16,461                15,770                17,513
 5/31/05                16,590                15,893                17,637
 6/30/05                16,689                15,988                17,746
 7/31/05                16,616                15,918                17,667
 8/31/05                16,788                16,083                17,845
 9/30/05                16,686                15,985                17,725
10/31/05                16,568                15,872                17,617
11/30/05                16,592                15,896                17,702
12/31/05                16,727                16,024                17,854
 1/31/06                16,797                16,092                17,902
 2/28/06                16,911                16,201                18,022
 3/31/06                16,803                16,097                17,898
 4/30/06                16,785                16,080                17,893
 5/31/06                16,885                16,176                17,973

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 8

  Fund Spotlight as of 5/31/06                Nuveen Georgia Municipal Bond Fund

================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $10.96   $10.99   $10.94   $10.94
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0365  $0.0300  $0.0315  $0.0385
      --------------------------------------------------------------------
      Latest Capital Gain and Ordinary
       Income Distribution/2/           $0.0361  $0.0361  $0.0361  $0.0361
      --------------------------------------------------------------------
      Inception Date                    3/27/86  2/18/97  1/04/94  2/14/97
      --------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 5/31/06
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           1.32% -2.97%
                 ---------------------------------------------
                 5-Year                           5.23%  4.32%
                 ---------------------------------------------
                 10-Year                          5.72%  5.26%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           0.56% -3.32%
                 ---------------------------------------------
                 5-Year                           4.45%  4.28%
                 ---------------------------------------------
                 10-Year                          5.12%  5.12%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           0.87%
                 ---------------------------------------------
                 5-Year                           4.67%
                 ---------------------------------------------
                 10-Year                          5.15%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           1.54%
                 ---------------------------------------------
                 5-Year                           5.45%
                 ---------------------------------------------
                 10-Year                          5.90%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                4.00%  3.83%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.68%  3.52%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    5.45%  5.21%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.28%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.93%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.34%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.46%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.13%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.64%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.22%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.88%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.75%
                 ---------------------------------------------

                            Average Annual Total Returns as of 6/30/06
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            0.29%       -3.95%
                            ------------------------------------------
                            5-Year            4.94%        4.04%
                            ------------------------------------------
                            10-Year           5.55%        5.10%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year           -0.45%       -4.29%
                            ------------------------------------------
                            5-Year            4.16%        3.99%
                            ------------------------------------------
                            10-Year           4.95%        4.95%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year           -0.25%
                            ------------------------------------------
                            5-Year            4.36%
                            ------------------------------------------
                            10-Year           4.98%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            0.51%
                            ------------------------------------------
                            5-Year            5.16%
                            ------------------------------------------
                            10-Year           5.73%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $172,996
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    14.96
           ---------------------------------------------------------
           Average Duration                                     5.45
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2006. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2006.
2Paid December 5, 2005. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.5%.

                             Annual Report  Page 9

  Fund Spotlight as of 5/31/06                Nuveen Georgia Municipal Bond Fund

================================================================================


Bond Credit Quality/1/


         [CHART]

AAA/U.S. Guaranteed   71.5
AA                     8.6
A                      9.0
BBB                    6.9
BB or Lower            2.7
N/R                    1.3
Industries/1/

                    Health Care                       21.9%
                    ---------------------------------------
                    Water and Sewer                   15.8%
                    ---------------------------------------
                    U.S. Guaranteed                   13.7%
                    ---------------------------------------
                    Tax Obligation/General            10.8%
                    ---------------------------------------
                    Education and Civic Organizations 10.3%
                    ---------------------------------------
                    Housing/Multifamily                7.5%
                    ---------------------------------------
                    Utilities                          7.1%
                    ---------------------------------------
                    Other                             12.9%
                    ---------------------------------------

1As a percentage of total holdings as of May 31, 2006. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (12/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (5/31/06)     $1,015.70 $1,012.80 $1,013.90 $1,017.80 $1,020.74 $1,017.00 $1,018.00 $1,021.69
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    4.22 $    7.98 $    6.98 $    3.27 $    4.23 $    8.00 $    6.99 $    3.28
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .84%, 1.59%, 1.39% and .65% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                            Annual Report  Page 10

  Fund Spotlight as of 5/31/06              Nuveen Louisiana Municipal Bond Fund

================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $11.05   $11.04   $11.02   $11.11
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0390  $0.0320  $0.0340  $0.0410
      --------------------------------------------------------------------
      Latest Capital Gain and Ordinary
       Income Distribution/2/           $0.0784  $0.0784  $0.0784  $0.0784
      --------------------------------------------------------------------
      Inception Date                    9/12/89  2/06/97  2/02/94  2/25/97
      --------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 5/31/06
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           0.71% -3.56%
                 ---------------------------------------------
                 5-Year                           4.70%  3.81%
                 ---------------------------------------------
                 10-Year                          5.39%  4.93%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                          -0.04% -3.88%
                 ---------------------------------------------
                 5-Year                           3.93%  3.76%
                 ---------------------------------------------
                 10-Year                          4.77%  4.77%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           0.17%
                 ---------------------------------------------
                 5-Year                           4.14%
                 ---------------------------------------------
                 10-Year                          4.81%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           0.92%
                 ---------------------------------------------
                 5-Year                           5.01%
                 ---------------------------------------------
                 10-Year                          5.63%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                4.24%  4.06%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              4.14%  3.96%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    6.00%  5.74%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.48%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.39%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.91%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.70%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.59%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.20%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.43%
                 ---------------------------------------------
                 SEC 30-Day Yield                 4.34%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      6.29%
                 ---------------------------------------------

                            Average Annual Total Returns as of 6/30/06
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year           -0.17%       -4.40%
                            ------------------------------------------
                            5-Year            4.46%        3.56%
                            ------------------------------------------
                            10-Year           5.26%        4.81%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year           -0.83%       -4.64%
                            ------------------------------------------
                            5-Year            3.69%        3.52%
                            ------------------------------------------
                            10-Year           4.65%        4.65%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year           -0.62%
                            ------------------------------------------
                            5-Year            3.90%
                            ------------------------------------------
                            10-Year           4.70%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            0.04%
                            ------------------------------------------
                            5-Year            4.76%
                            ------------------------------------------
                            10-Year           5.51%
                            ------------------------------------------

            Portfolio Statistics
            Net Assets ($000)                                $90,375
            --------------------------------------------------------
            Average Effective Maturity on Securities (Years)   18.01
            --------------------------------------------------------
            Average Duration                                    6.20
            --------------------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2006. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2006.
2Paid December 5, 2005. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31%.

                            Annual Report  Page 11

  Fund Spotlight as of 5/31/06              Nuveen Louisiana Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

         [CHART]

AAA/U.S. Guaranteed   79.8
AA                     3.9
A                      2.8
BBB                   13.5
Industries/1/

                    Tax Obligation/Limited            27.1%
                    ---------------------------------------
                    Tax Obligation/General            18.9%
                    ---------------------------------------
                    Health Care                       16.9%
                    ---------------------------------------
                    Utilities                          6.5%
                    ---------------------------------------
                    Education and Civic Organizations  6.5%
                    ---------------------------------------
                    Housing/Single Family              6.1%
                    ---------------------------------------
                    Consumer Staples                   4.9%
                    ---------------------------------------
                    Other                             13.1%
                    ---------------------------------------

1As a percentage of total holdings as of May 31, 2006. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (12/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (5/31/06)     $1,017.40 $1,013.60 $1,014.70 $1,019.40 $1,020.49 $1,016.75 $1,017.75 $1,021.54
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    4.48 $    8.23 $    7.23 $    3.42 $    4.48 $    8.25 $    7.24 $    3.43
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .89%, 1.64%, 1.44% and .68% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                            Annual Report  Page 12

  Fund Spotlight as of 5/31/06         Nuveen North Carolina Municipal Bond Fund

================================================================================

    Quick Facts
                                        A Shares B Shares C Shares R Shares
    -----------------------------------------------------------------------
    NAV                                   $10.40   $10.42   $10.40   $10.42
    -----------------------------------------------------------------------
    Latest Monthly Dividend/1/           $0.0345  $0.0280  $0.0295  $0.0360
    -----------------------------------------------------------------------
    Latest Capital Gain Distribution/2/  $0.0648  $0.0648  $0.0648  $0.0648
    -----------------------------------------------------------------------
    Inception Date                       3/27/86  2/25/97 10/04/93  2/05/97
    -----------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 5/31/06
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           1.57% -2.69%
                 ---------------------------------------------
                 5-Year                           5.07%  4.18%
                 ---------------------------------------------
                 10-Year                          5.31%  4.86%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           0.88% -3.00%
                 ---------------------------------------------
                 5-Year                           4.29%  4.12%
                 ---------------------------------------------
                 10-Year                          4.70%  4.70%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           1.09%
                 ---------------------------------------------
                 5-Year                           4.49%
                 ---------------------------------------------
                 10-Year                          4.74%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           1.74%
                 ---------------------------------------------
                 5-Year                           5.26%
                 ---------------------------------------------
                 10-Year                          5.50%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                3.98%  3.81%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.54%  3.39%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    5.36%  5.14%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.22%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.80%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.24%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.40%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.99%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.53%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.15%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.74%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.67%
                 ---------------------------------------------

                            Average Annual Total Returns as of 6/30/06
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            0.59%       -3.62%
                            ------------------------------------------
                            5-Year            4.79%        3.89%
                            ------------------------------------------
                            10-Year           5.17%        4.72%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year           -0.18%       -4.03%
                            ------------------------------------------
                            5-Year            3.99%        3.82%
                            ------------------------------------------
                            10-Year           4.57%        4.57%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            0.02%
                            ------------------------------------------
                            5-Year            4.22%
                            ------------------------------------------
                            10-Year           4.59%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            0.76%
                            ------------------------------------------
                            5-Year            4.98%
                            ------------------------------------------
                            10-Year           5.36%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $236,619
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    15.52
           ---------------------------------------------------------
           Average Duration                                     5.13
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2006. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2006.
2Paid December 5, 2005. Capital gains are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 34%.

                            Annual Report  Page 13

  Fund Spotlight as of 5/31/06         Nuveen North Carolina Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

         [CHART]

AAA/U.S. Guaranteed   55.6
AA                    31.5
A                      4.8
BBB                    6.6
N/R                     1.5
Industries/1/

                    Tax Obligation/Limited            24.6%
                    ---------------------------------------
                    Health Care                       11.6%
                    ---------------------------------------
                    Utilities                         10.8%
                    ---------------------------------------
                    Education and Civic Organizations 10.2%
                    ---------------------------------------
                    Housing/Single Family              9.2%
                    ---------------------------------------
                    U.S. Guaranteed                    7.8%
                    ---------------------------------------
                    Tax Obligation/General             7.5%
                    ---------------------------------------
                    Water and Sewer                    7.0%
                    ---------------------------------------
                    Transportation                     5.9%
                    ---------------------------------------
                    Other                              5.4%
                    ---------------------------------------

1As a percentage of total holdings as of May 31, 2006. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (12/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (5/31/06)     $1,015.60 $1,011.70 $1,012.70 $1,015.40 $1,020.74 $1,017.00 $1,018.00 $1,021.74
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    4.22 $    7.97 $    6.97 $    3.22 $    4.23 $    8.00 $    6.99 $    3.23
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .84%, 1.59%, 1.39% and .64% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                            Annual Report  Page 14

  Fund Spotlight as of 5/31/06              Nuveen Tennessee Municipal Bond Fund

================================================================================

    Quick Facts
                                        A Shares B Shares C Shares R Shares
    -----------------------------------------------------------------------
    NAV                                   $11.25   $11.26   $11.25   $11.25
    -----------------------------------------------------------------------
    Latest Monthly Dividend/1/           $0.0375  $0.0305  $0.0325  $0.0395
    -----------------------------------------------------------------------
    Latest Capital Gain Distribution/2/  $0.0232  $0.0232  $0.0232  $0.0232
    -----------------------------------------------------------------------
    Inception Date                      11/02/87  2/25/97 10/04/93  2/06/97
    -----------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 5/31/06
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           1.78% -2.53%
                 ---------------------------------------------
                 5-Year                           5.33%  4.43%
                 ---------------------------------------------
                 10-Year                          5.37%  4.92%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           1.04% -2.87%
                 ---------------------------------------------
                 5-Year                           4.55%  4.38%
                 ---------------------------------------------
                 10-Year                          4.77%  4.77%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           1.25%
                 ---------------------------------------------
                 5-Year                           4.75%
                 ---------------------------------------------
                 10-Year                          4.80%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           2.00%
                 ---------------------------------------------
                 5-Year                           5.53%
                 ---------------------------------------------
                 10-Year                          5.55%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                4.00%  3.83%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.76%  3.60%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    5.57%  5.33%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.25%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.01%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.46%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.47%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.21%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.76%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.21%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.96%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.87%
                 ---------------------------------------------

                            Average Annual Total Returns as of 6/30/06
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            0.89%       -3.38%
                            ------------------------------------------
                            5-Year            5.11%        4.21%
                            ------------------------------------------
                            10-Year           5.24%        4.78%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            0.06%       -3.81%
                            ------------------------------------------
                            5-Year            4.33%        4.16%
                            ------------------------------------------
                            10-Year           4.64%        4.64%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            0.27%
                            ------------------------------------------
                            5-Year            4.51%
                            ------------------------------------------
                            10-Year           4.65%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            0.66%
                            ------------------------------------------
                            5-Year            5.31%
                            ------------------------------------------
                            10-Year           5.42%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $337,824
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    15.08
           ---------------------------------------------------------
           Average Duration                                     5.32
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2006. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2006.
2Paid December 5, 2005. Capital gains are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.5%.

                            Annual Report  Page 15

  Fund Spotlight as of 5/31/06              Nuveen Tennessee Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

         [CHART]

AAA/U.S. Guaranteed   65.4
AA                    21.1
A                      2.4
BBB                    6.7
BB or Lower            2.0
N/R                    2.4

Industries/1/

                          Tax Obligation/General 20.5%
                          ----------------------------
                          U.S. Guaranteed        19.1%
                          ----------------------------
                          Utilities              13.6%
                          ----------------------------
                          Health Care            11.9%
                          ----------------------------
                          Tax Obligation/Limited  7.3%
                          ----------------------------
                          Water and Sewer         6.6%
                          ----------------------------
                          Housing/Single Family   5.7%
                          ----------------------------
                          Housing/Multifamily     4.6%
                          ----------------------------
                          Other                  10.7%
                          ----------------------------

1As a percentage of total holdings as of May 31, 2006. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (12/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (5/31/06)     $1,017.70 $1,013.90 $1,015.00 $1,018.80 $1,020.79 $1,017.05 $1,018.05 $1,021.79
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    4.18 $    7.93 $    6.93 $    3.17 $    4.18 $    7.95 $    6.94 $    3.18
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .83%, 1.58%, 1.38% and .63% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                            Annual Report  Page 16

Portfolio of Investments
NUVEEN GEORGIA MUNICIPAL BOND FUND
May 31, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.2%

 $     2,000 Cartersville Development Authority, Georgia, Water and        5/07 at 101.00          A+ $     2,054,980
              Wastewater Facilities Revenue Refunding Bonds, Anheuser
              Busch Companies Inc., Series 1997, 6.125%, 5/01/27
              (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 10.1%

             Bulloch County Development Authority, Georgia, Student
             Housing and Athletic Facility Lease Revenue Bonds, Georgia
             Southern University, Series 2004:
       1,625  5.250%, 8/01/22 - XLCA Insured                               8/14 at 100.00         Aaa       1,723,946
       1,700  5.250%, 8/01/23 - XLCA Insured                               8/14 at 100.00         Aaa       1,803,513

       1,235 Carrollton Payroll Development Authority, Georgia, Revenue    8/14 at 100.00         AAA       1,317,202
              Anticipation Certificates, University of West Georgia,
              Campus Center Project, Series 2004, 5.250%, 8/01/23 - MBIA
              Insured

       1,400 Carrollton Payroll Development Authority, Georgia, Student    9/14 at 100.00         Aaa       1,449,168
              Housing Revenue Bonds, University of West Georgia, Series
              2004A, 5.000%, 9/01/21 - XLCA Insured

       3,000 Fulton County Development Authority, Georgia, Revenue         4/12 at 100.00         AAA       3,088,860
              Bonds, Georgia Tech Athletic Association, Series 2001,
              5.125%, 10/01/32 - AMBAC Insured

       1,835 Fulton County Development Authority, Georgia, Revenue         5/14 at 100.00         AAA       1,972,515
              Bonds, Georgia Tech Molecular Science Building, Series
              2004, 5.250%, 5/01/17 - MBIA Insured

         270 Private Colleges and Universities Authority, Georgia,         6/06 at 100.00         AAA         270,540
              Revenue Bonds, Spelman College, Series 1994, 6.200%,
              6/01/14 - FGIC Insured

       3,535 Savannah Economic Development Authority, Georgia, Revenue     7/15 at 100.00         AAA       3,666,785
              Bonds, Armstrong Atlantic State University, Compass Point
              LLC Project, Series 2005, 5.000%, 7/01/25 - XLCA Insured

       2,190 Savannah Economic Development Authority, Georgia, Revenue    12/15 at 100.00         AAA       2,245,779
              Bonds, Armstrong Center LLC, Series 2005A, 5.000%,
              12/01/34 - XLCA Insured
---------------------------------------------------------------------------------------------------------------------
      16,790 Total Education and Civic Organizations                                                       17,538,308
---------------------------------------------------------------------------------------------------------------------
             Health Care - 21.4%

       3,150 Baldwin County Hospital Authority, Georgia, Revenue Bonds,   12/08 at 102.00         BB+       2,938,037
              Oconee Regional Medical Center, Series 1998, 5.375%,
              12/01/28

       4,200 Chatham County Hospital Authority, Savannah, Georgia,         7/11 at 101.00          A-       4,531,422
              Hospital Revenue Improvement Bonds, Memorial Health
              University Medical Center Inc., Series 2001A, 6.125%,
              1/01/24

       6,000 Clarke County Hospital Authority, Georgia, Hospital Revenue   1/09 at 101.00         AAA       6,209,340
              Certificates, Athens Regional Medical Center Project,
              Series 1999, 5.250%, 1/01/29 - MBIA Insured

       1,885 Coffee County Hospital Authority, Georgia, Revenue Bonds,    12/14 at 100.00        BBB+       1,905,547
              Coffee County Regional Medical Center, Series 2004,
              5.000%, 12/01/16

       1,145 Floyd County Hospital Authority, Georgia, Revenue             7/13 at 101.00         Aaa       1,195,861
              Anticipation Certificates, Floyd Medical Center, Series
              2003, 5.000%, 7/01/20 - MBIA Insured

       3,000 Gainesville and Hall County Hospital Authority, Georgia,      5/11 at 100.00          A-       3,081,600
              Revenue Anticipation Certificates, Northeast Georgia
              Health Services Inc., Series 2001, 5.500%, 5/15/31

       7,150 Gwinnett County Hospital Authority, Georgia, Revenue          2/12 at 102.00         AAA       7,556,478
              Anticipation Certificates, Gwinnett Hospital System Inc.
              Project, Series 1997B, 5.300%, 9/01/27 - MBIA Insured

       1,625 Henry County Hospital Authority, Georgia, Revenue             7/14 at 101.00         Aaa       1,701,521
              Certificates, Henry Medical Center, Series 2004, 5.000%,
              7/01/21 - MBIA Insured

       2,240 Richmond County Development Authority, Georgia, Revenue      12/14 at 100.00         AAA       2,327,494
              Bonds, Medical College of Georgia, Cancer Research Center
              Project, Series 2004A, 5.000%, 12/15/24 - AMBAC Insured

       2,250 Royston Hospital Authority, Georgia, Revenue Anticipation     7/09 at 102.00         N/R       2,239,628
              Certificates, Ty Cobb Healthcare System Inc., Series 1999,
              6.500%, 7/01/27

       3,250 Savannah Hospital Authority, Georgia, Revenue Bonds, St.      1/14 at 100.00          AA       3,390,173
              Joseph's/Candler Health System, Series 2003, 5.250%,
              7/01/23 - RAAI Insured
---------------------------------------------------------------------------------------------------------------------
      35,895 Total Health Care                                                                             37,077,101
---------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 7.3%

       2,245 DeKalb County Housing Authority, Georgia, Multifamily        12/11 at 100.00         AAA       2,303,841
              Housing Revenue Bonds, Green of Stonecrest Apartments,
              Series 2001A-1, 5.550%, 12/01/34 - AMBAC Insured
              (Alternative Minimum Tax)

----
17

Portfolio of Investments
NUVEEN GEORGIA MUNICIPAL BOND FUND (continued)
May 31, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily (continued)

 $     5,000 Fulton County Development Authority, Georgia, Revenue         9/11 at 102.00         AAA $     5,282,300
              Bonds, Georgia State University - TUFF/Atlanta Housing
              LLC, Series 2001A, 5.250%, 9/01/32 - AMBAC Insured

       4,715 Lawrenceville Housing Authority, Georgia, FNMA Multifamily   12/29 at 100.00         AAA       5,075,320
              Housing Revenue Bonds, Knollwood Park Apartments, Series
              1997, 6.250%, 12/01/29 (Mandatory put 6/01/15)
              (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
      11,960 Total Housing/Multifamily                                                                     12,661,461
---------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 3.0%

       1,325 Georgia Housing and Finance Authority, Single Family         12/11 at 100.00         AAA       1,364,830
              Mortgage Bonds, Series 2002B-2, 5.350%, 12/01/22
              (Alternative Minimum Tax)

       3,635 Georgia Housing and Finance Authority, Single Family         12/10 at 100.00         AAA       3,833,471
              Mortgage Resolution 1 Bonds, Series 2001A-2, 5.700%,
              12/01/31 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
       4,960 Total Housing/Single Family                                                                    5,198,301
---------------------------------------------------------------------------------------------------------------------
             Materials - 3.4%

       1,500 Effingham County Industrial Development Authority, Georgia,   6/11 at 101.00          B2       1,574,220
              Pollution Control Revenue Refunding Bonds, Georgia-Pacific
              Project, Series 2001, 6.500%, 6/01/31

       2,000 Richmond County Development Authority, Georgia,               2/12 at 101.00         BBB       2,126,320
              Environmental Improvement Revenue Refunding Bonds,
              International Paper Company, Series 2002A, 6.000%, 2/01/25
              (Alternative Minimum Tax)

       1,000 Savannah Economic Development Authority, Georgia, Pollution     No Opt. Call        Baa3       1,094,730
              Control Revenue Bonds, Union Camp Corporation, Series
              1995, 6.150%, 3/01/17

       1,000 Wayne County Development Authority, Georgia, Pollution       11/06 at 100.00         Baa       1,000,540
              Control Revenue Refunding Bonds, ITT Rayonier Inc., Series
              1993, 6.100%, 11/01/07
---------------------------------------------------------------------------------------------------------------------
       5,500 Total Materials                                                                                5,795,810
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 8.0%

       3,000 Forsyth County School District, Georgia, General Obligation   2/15 at 100.00         AAA       3,118,500
              Bonds, Series 2005, 5.000%, 2/01/25 - MBIA Insured

       3,630 Georgia, General Obligation Bonds, Series 2002D, 5.000%,      8/12 at 100.00         AAA       3,821,374
              8/01/18

       2,500 Georgia, General Obligation Bonds, Series 2005B, 5.000%,        No Opt. Call         AAA       2,691,725
              7/01/15

       1,500 Puerto Rico, General Obligation and Public Improvement        7/14 at 100.00         BBB       1,553,865
              Bonds, Series 2004A, 5.250%, 7/01/23

       2,500 Wayne County Hospital Authority, Georgia, Hospital Revenue    3/16 at 100.00         Aaa       2,585,625
              Bonds, Series 2006, 5.000%, 3/01/23 - XLCA Insured
---------------------------------------------------------------------------------------------------------------------
      13,130 Total Tax Obligation/General                                                                  13,771,089
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 4.6%

         435 Burke County Development Authority, Georgia, Industrial       8/06 at 100.00          A3         436,161
              Development Revenue Bonds, Georgia Safe Corporation
              Project, Series 1991, 7.500%, 2/01/11 (Alternative Minimum
              Tax)

         960 Cobb-Marietta Coliseum and Exhibit Hall Authority, Cobb       1/14 at 100.00         AAA       1,002,115
              County, Georgia, Revenue Bonds, Performing Arts Center,
              Series 2004, 5.000%, 1/01/22

       1,605 Macon-Bibb County Urban Development Authority, Georgia,       8/12 at 101.00           A       1,674,368
              Revenue Bonds, City of Macon Projects, Series 2002A,
              5.000%, 8/01/17

       2,765 Metropolitan Atlanta Rapid Transit Authority, Georgia,          No Opt. Call          AA       3,184,451
              Sales Tax Revenue Refunding Bonds, Series 1992N, 6.250%,
              7/01/18

         500 Metropolitan Atlanta Rapid Transit Authority, Georgia,          No Opt. Call         AAA         581,970
              Sales Tax Revenue Refunding Bonds, Series 1992P, 6.250%,
              7/01/20 - AMBAC Insured

       1,000 Puerto Rico, Highway Revenue Bonds, Highway and                 No Opt. Call         AAA       1,161,430
              Transportation Authority, Series 1996Z, 6.000%, 7/01/18 -
              FSA Insured
---------------------------------------------------------------------------------------------------------------------
       7,265 Total Tax Obligation/Limited                                                                   8,040,495
---------------------------------------------------------------------------------------------------------------------
             Transportation - 0.6%

       1,000 Atlanta, Georgia, Airport Facilities Revenue Refunding        1/07 at 101.00         AAA       1,017,050
              Bonds, Series 1996, 5.250%, 1/01/10 - AMBAC Insured
---------------------------------------------------------------------------------------------------------------------

----
18

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)               Value
-------------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 13.4% (3)

 $     1,015 Atlanta, Georgia, Water and Wastewater Revenue Bonds,         5/09 at 101.00         AAA     $     1,062,411
              Series 1999A, 5.000%, 11/01/38 (Pre-refunded 5/01/09) -
              FGIC Insured

         465 Cherokee County Water and Sewerage Authority, Georgia,          No Opt. Call         AAA             504,706
              Revenue Bonds, Series 1985, 9.750%, 8/01/09 - MBIA Insured
              (ETM)

       3,750 Coweta County Development Authority, Georgia, Revenue         1/13 at 100.00         Aaa           4,056,000
              Bonds, Newnan Water and Sewer, and Light Commission
              Project, Series 2002, 5.250%, 1/01/22 (Pre-refunded
              1/01/13) - FGIC Insured

       1,355 Coweta County Water and Sewer Authority, Georgia, Revenue     6/11 at 102.00         Aaa           1,467,316
              Bonds, Series 2001, 5.250%, 6/01/26 (Pre-refunded 6/01/11)

       2,750 DeKalb County, Georgia, Water and Sewerage Revenue Bonds,    10/10 at 101.00          AA (3)       2,959,055
              Series 2000, 5.375%, 10/01/35 (Pre-refunded 10/01/10)

             Fulton County Housing Authority, Georgia, GNMA
             Mortgage-Backed Securities Program Single Family Mortgage
             Revenue Refunding Bonds, Series 1996A:
         100  6.125%, 9/01/18 (Pre-refunded 9/01/06) (Alternative          9/06 at 102.00         AAA             102,510
              Minimum Tax)
         150  6.200%, 9/01/27 (Pre-refunded 9/01/06) (Alternative          9/06 at 102.00         AAA             153,792
              Minimum Tax)

       4,000 Fulton County Housing Authority, Georgia, Multifamily         7/08 at 100.00         AAA           4,199,760
              Housing Revenue Bonds, Concorde Place Apartments Project,
              Series 1996A, 6.375%, 1/01/27 (Pre-refunded 7/01/08)
              (Alternative Minimum Tax)

       1,000 Private Colleges and University Facilities Authority,           No Opt. Call         AAA           1,164,790
              Georgia, Revenue Bonds, Mercer University, Series 1991,
              6.500%, 11/01/15 - MBIA Insured (ETM)

       6,000 Rockdale County Water and Sewerage Authority, Georgia,        1/10 at 101.00         AAA           6,396,180
              Revenue Bonds, Series 1999A, 5.375%, 7/01/29 (Pre-refunded
              1/01/10) - MBIA Insured

       1,055 Upper Oconee Basin Water Authority, Georgia, Revenue Bonds,   7/08 at 102.00         AAA           1,109,301
              Series 1997, 5.250%, 7/01/27 (Pre-refunded 7/01/08) - FGIC
              Insured
-------------------------------------------------------------------------------------------------------------------------
      21,640 Total U.S. Guaranteed                                                                             23,175,821
-------------------------------------------------------------------------------------------------------------------------
             Utilities - 7.0%

         465 Camden County Solid Waste Management Authority, Georgia,      3/12 at 100.00         Aaa             489,501
              Revenue Bonds, Series 2002, 5.000%, 3/01/21 - MBIA Insured

       2,110 Fairburn, Georgia, Combined Utility Revenue Bonds, Series    10/10 at 101.00         BBB           2,202,924
              2000, 5.750%, 10/01/20

       1,500 Georgia Municipal Electric Authority, General Power Revenue   1/15 at 100.00          A+           1,732,095
              Bonds, Series 1992B, 6.375%, 1/01/16

       1,000 Georgia Municipal Electric Authority, General Power Revenue   1/10 at 100.00         AAA           1,060,800
              Bonds, Series 1993Z, 5.500%, 1/01/12 - FSA Insured

             Monroe County Development Authority, Georgia, Pollution
             Control Revenue Bonds, Oglethorpe Power Corporation -
             Scherer Plant, Series 1992A:
         500  6.750%, 1/01/10                                                No Opt. Call           A             545,370
       1,000  6.800%, 1/01/12                                                No Opt. Call           A           1,131,080

       3,000 Municipal Electric Authority of Georgia, Project One          1/13 at 100.00         AAA           3,098,700
              Subordinated Lien Revenue Bonds, Series 2003A, 5.000%,
              1/01/22 - MBIA Insured

       1,675 Summerville, Georgia, Combined Public Utility System          1/12 at 101.00        Baa3           1,772,921
              Revenue Refunding and Improvement Bonds, Series 2002,
              5.750%, 1/01/22
-------------------------------------------------------------------------------------------------------------------------
      11,250 Total Utilities                                                                                   12,033,391
-------------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 15.5%

       7,000 Atlanta, Georgia, Water and Wastewater Revenue Bonds,           No Opt. Call         AAA           7,778,397
              Series 1999A, 5.500%, 11/01/22 - FGIC Insured

       2,185 Augusta, Georgia, Water and Sewerage Revenue Bonds, Series   10/12 at 100.00         AAA           2,348,329
              2002, 5.375%, 10/01/19 - FSA Insured

             Brunswick, Georgia, Water and Sewerage Revenue Refunding
             and Improvement Bonds, Series 1992:
         500  6.000%, 10/01/11 - MBIA Insured                                No Opt. Call         AAA             536,770
         400  6.100%, 10/01/19 - MBIA Insured                                No Opt. Call         AAA             471,612

             Columbia County, Georgia, Water and Sewerage Revenue Bonds,
             Series 2004:
       1,000  5.000%, 6/01/20 - FSA Insured                                6/14 at 100.00         AAA           1,047,310
       1,000  5.000%, 6/01/22 - FSA Insured                                6/14 at 100.00         AAA           1,043,870

----
19

Portfolio of Investments
NUVEEN GEORGIA MUNICIPAL BOND FUND (continued)
May 31, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Water and Sewer (continued)

 $       145 Coweta County Water and Sewer Authority, Georgia, Revenue     6/11 at 102.00         Aaa $       152,642
              Bonds, Series 2001, 5.250%, 6/01/26

       1,000 Dekalb County, Georgia, Water and Sewer Revenue Bonds,       10/16 at 100.00         AAA       1,033,340
              Series 2006A, 5.000%, 10/01/35 - FSA Insured

       2,500 DeKalb County, Georgia, Water and Sewerage Revenue Bonds,    10/13 at 100.00          AA       2,600,150
              Series 2003A, 5.000%, 10/01/23

       1,000 Douglasville-Douglas County Water and Sewer Authority,       12/15 at 100.00         AAA       1,031,670
              Georgia, Water and Sewer Revenue Bonds, Series 2005,
              5.000%, 6/01/29 - MBIA Insured

       1,175 Fayette County, Georgia, Water Revenue Bonds, Series 2002,   10/12 at 100.00         AAA       1,225,537
              5.000%, 10/01/20 - FSA Insured

         970 Fulton County, Georgia, Water and Sewerage Revenue Bonds,     1/14 at 100.00         AAA       1,010,643
              Series 2004, 5.000%, 1/01/22 - FGIC Insured

       5,000 Macon Water Authority, Georgia, Water and Sewer Revenue      10/11 at 101.00         AA-       5,372,700
              Bonds, Series 2001B, 5.375%, 10/01/18

       1,000 Midgeville, Georgia, Water and Sewerage Revenue Refunding       No Opt. Call         AAA       1,133,570
              Bonds, Series 1996, 6.000%, 12/01/16 - FSA Insured
---------------------------------------------------------------------------------------------------------------------
      24,875 Total Water and Sewer                                                                         26,786,540
---------------------------------------------------------------------------------------------------------------------
 $   156,265 Total Long-Term Investments (cost $158,483,977) - 95.5%                                      165,150,347
---------------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 2.6%

       4,500 Puerto Rico Government Development Bank, Adjustable             No Opt. Call        A-1+       4,500,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 3.160%, 12/01/15 - MBIA Insured (4)
---------------------------------------------------------------------------------------------------------------------
 $     4,500 Total Short-Term Investments (cost $4,500,000)                                                 4,500,000
---------------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $162,983,977) - 98.1%                                                169,650,347
             -------------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.9%                                                           3,345,645
             -------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                        $   172,995,992
             -------------------------------------------------------------------------------------------------------

           (1) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
           (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
           (3) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
           (4) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
         (ETM) Escrowed to maturity.
           N/R Not rated.

                                See accompanying notes to financial statements.

----
20

Portfolio of Investments
NUVEEN LOUISIANA MUNICIPAL BOND FUND
May 31, 2006

   Principal                                                                  Optional Call
Amount (000)   Description                                                   Provisions (1) Ratings (2)           Value
-----------------------------------------------------------------------------------------------------------------------
               Consumer Staples - 4.8%

               Tobacco Settlement Financing Corporation, Louisiana,
               Tobacco Settlement Asset-Backed Bonds, Series 2001B:
 $     3,235    5.500%, 5/15/30                                              5/11 at 101.00         BBB $     3,328,233
       1,000    5.875%, 5/15/39                                              5/11 at 101.00         BBB       1,049,440
-----------------------------------------------------------------------------------------------------------------------
       4,235   Total Consumer Staples                                                                         4,377,673
-----------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 6.5%

       2,000   Lafayette Public Trust Financing Authority, Louisiana,       10/12 at 102.00         AAA       2,058,220
                Revenue Bonds, Ragin' Cajun Facilities Inc. Project,
                Series 2002, 5.000%, 10/01/22 - MBIA Insured

       1,675   Louisiana Local Government Environmental Facilities and       8/14 at 100.00         Aaa       1,720,661
                Community Development Authority, Revenue Bonds,
                Southeastern Louisiana University Student Housing
                Facilities Inc., Series 2004A, 5.000%, 8/01/27 - MBIA
                Insured

       2,000   Louisiana Public Facilities Authority, Revenue Bonds,         7/12 at 100.00         AAA       2,050,720
                Tulane University, Series 2002A, 5.125%, 7/01/27 - AMBAC
                Insured
-----------------------------------------------------------------------------------------------------------------------
       5,675   Total Education and Civic Organizations                                                        5,829,601
-----------------------------------------------------------------------------------------------------------------------
               Energy - 0.5%

         500   Louisiana Offshore Terminal Authority, Deepwater Port        10/08 at 100.00           A         507,195
                Revenue Refunding Bonds, LOOP Inc. Project, Series 1998,
                5.200%, 10/01/18
-----------------------------------------------------------------------------------------------------------------------
               Health Care - 16.8%

       3,400   Louisiana Public Facilities Authority, Health Facilities        No Opt. Call         Aa1       3,527,568
                Revenue Refunding Bonds, Sisters of Mercy Health System of
                St. Louis Inc., Series 1993A, 5.000%, 6/01/19

       1,800   Louisiana Public Facilities Authority, Hospital Revenue         No Opt. Call         AAA       2,044,926
                Bonds, Franciscan Missionaries of Our Lady Health System,
                Series 1998A, 5.750%, 7/01/25 - FSA Insured

       2,000   Louisiana Public Facilities Authority, Hospital Revenue       8/15 at 100.00          A+       2,046,000
                Bonds, Franciscan Missionaries of Our Lady Health System,
                Series 2005A, 5.250%, 8/15/32

       2,300   Louisiana Public Facilities Authority, Hospital Revenue       8/09 at 101.00         BBB       2,218,971
                Bonds, Touro Infirmary, Series 1999A, 5.625%, 8/15/29

       1,600   Louisiana Public Facilities Authority, Hospital Revenue       1/08 at 102.00        BBB+       1,523,168
                Refunding Bonds, Lincoln Health System, Series 1998,
                5.150%, 1/01/19

       2,615   Louisiana Public Facilities Authority, Revenue Bonds, Baton   7/14 at 100.00         AAA       2,753,804
                Rouge General Hospital, Series 2004, 5.250%, 7/01/24 -
                MBIA Insured

       1,000   Terrebonne Parish Hospital Service District 1, Louisiana,     4/08 at 102.00         AAA       1,039,180
                Hospital Revenue Bonds, Terrebonne General Medical Center,
                Series 1998, 5.375%, 4/01/28 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------
      14,715   Total Health Care                                                                             15,153,617
-----------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 2.9%

       1,500   Calcasieu Parish Public Trust Authority, Louisiana, Student   5/11 at 101.00         AAA       1,551,120
                Housing Lease Revenue Bonds, McNeese State University,
                Series 2001, 5.250%, 5/01/33 - MBIA Insured

       1,000   Louisiana Local Government Environmental Facilities and       6/12 at 105.00         Aaa       1,095,360
                Community Development Authority, GNMA Collateralized
                Mortgage Revenue Refunding Bonds, Sharlo Apartments,
                Series 2002A, 6.500%, 6/20/37
-----------------------------------------------------------------------------------------------------------------------
       2,500   Total Housing/Multifamily                                                                      2,646,480
-----------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 6.0%

       1,110   Calcasieu Parish Public Trust Authority, Louisiana, Single    4/11 at 105.00         Aaa       1,134,809
                Family Mortgage Revenue Refunding Bonds, Series 2001A,
                6.050%, 4/01/32 (Alternative Minimum Tax)

         605   East Baton Rouge Mortgage Finance Authority, Louisiana,      10/07 at 102.00         Aaa         608,769
                GNMA/FNMA Mortgage-Backed Securities Program Family
                Mortgage Revenue Refunding Bonds, Series 1997D, 5.900%,
                10/01/30 (Alternative Minimum Tax)

         445   Jefferson Parish Home Mortgage Authority, Louisiana, Single   6/10 at 105.00         Aaa         451,212
                Family Mortgage Revenue Bonds, Series 2000C-1, 7.250%,
                6/01/32 (Alternative Minimum Tax)

----
21

Portfolio of Investments
NUVEEN LOUISIANA MUNICIPAL BOND FUND (continued)
May 31, 2006

   Principal                                                                  Optional Call
Amount (000)   Description                                                   Provisions (1) Ratings (2)          Value
-------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family (continued)

 $       250   Louisiana Housing Finance Agency, Single Family Mortgage      6/07 at 102.00         Aaa $      250,925
                Revenue Bonds, Series 1997B-1, 5.500%, 12/01/22

         185   Louisiana Housing Finance Agency, Single Family Mortgage      6/07 at 102.00         Aaa        186,445
                Revenue Bonds, Series 1997B-2, 5.600%, 6/01/17
                (Alternative Minimum Tax)

         270   Louisiana Housing Finance Agency, Single Family Mortgage      6/10 at 101.00         Aaa        277,560
                Revenue Bonds, Series 2000D-2, 7.050%, 6/01/31
                (Alternative Minimum Tax)

         305   Louisiana Public Facilities Authority, Single Family          8/07 at 102.00         Aaa        311,744
                Mortgage Revenue Refunding Bonds, Series 1997B, 5.750%,
                8/01/31

         280   New Orleans Home Mortgage Authority, Louisiana, Single       12/06 at 102.00         Aaa        284,964
                Family Mortgage Revenue Bonds, Series 1996A, 6.100%,
                12/01/29 (Alternative Minimum Tax)

         370   New Orleans Home Mortgage Authority, Louisiana, Single       12/07 at 102.00         Aaa        375,765
                Family Mortgage Revenue Bonds, Series 1997A, 5.850%,
                12/01/30 (Alternative Minimum Tax)

         470   New Orleans Home Mortgage Authority, Louisiana, Single       12/08 at 101.00         Aaa        474,404
                Family Mortgage Revenue Refunding Bonds, Series 1998B-2,
                5.200%, 12/01/21 (Alternative Minimum Tax)

         720   Rapides Finance Authority, Louisiana, GNMA/FNMA               6/08 at 102.00         Aaa        728,503
                Mortgage-Backed Securities Program Single Family Mortgage
                Revenue Bonds, Series 1998A, 5.450%, 12/01/30 (Alternative
                Minimum Tax)

         345   Rapides Finance Authority, Louisiana, GNMA/FNMA               6/08 at 102.00         Aaa        350,561
                Mortgage-Backed Securities Program Single Family Mortgage
                Revenue Refunding Bonds, Series 1998B, 5.350%, 6/01/26
-------------------------------------------------------------------------------------------------------------------------
       5,355   Total Housing/Single Family                                                                   5,435,661
-------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 3.4%

       3,000   Louisiana Housing Finance Agency, GNMA Collateralized         9/06 at 102.00         AAA      3,070,920
                Mortgage Revenue Bonds, St. Dominic Assisted Care
                Facility, Series 1995, 6.950%, 9/01/36
-------------------------------------------------------------------------------------------------------------------------
               Materials - 1.4%

       1,250   DeSoto Parish, Louisiana, Environmental Improvement Revenue  11/08 at 101.00         BBB      1,278,538
                Bonds, International Paper Company Project, Series 1998A,
                5.600%, 11/01/22 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 18.8%

       1,000   New Orleans, Louisiana, General Obligation Bonds, Series        No Opt. Call         AAA      1,076,490
                1998, 5.500%, 12/01/21 - FGIC Insured

               New Orleans, Louisiana, General Obligation Bonds, Series
               2005:
       2,285    5.000%, 3/01/18 - MBIA Insured                               3/15 at 100.00         AAA      2,370,916
       3,170    5.250%, 12/01/25 - MBIA Insured                             12/15 at 100.00         AAA      3,348,376

       2,000   New Orleans, Louisiana, General Obligation Refunding Bonds,     No Opt. Call         AAA      1,676,140
                Series 1991, 0.000%, 9/01/10 - AMBAC Insured

      13,875   Orleans Parish School Board, Louisiana, General Obligation      No Opt. Call         AAA      8,476,930
                Refunding Bonds, Series 1991, 0.000%, 2/01/15 - FGIC
                Insured
-------------------------------------------------------------------------------------------------------------------------
      22,330   Total Tax Obligation/General                                                                 16,948,852
-------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 26.9%

         335   Ernest N. Morial-New Orleans Exhibition Hall Authority,       7/06 at 101.00         AAA        339,007
                Louisiana, Special Tax Bonds, Series 1996C, 5.600%,
                7/15/25 - MBIA Insured

               Ernest N. Morial-New Orleans Exhibition Hall Authority,
               Louisiana, Special Tax Revenue Bonds, Senior Subordinate
               Series 2003A:
         560    5.250%, 7/15/19 - AMBAC Insured                              7/13 at 100.00         AAA        584,802
       1,000    5.250%, 7/15/22 - AMBAC Insured                                No Opt. Call         AAA      1,042,430

               Ernest N. Morial-New Orleans Exhibition Hall Authority,
               Louisiana, Special Tax Revenue Bonds, Senior Subordinate
               Series 2004:
       2,525    5.000%, 7/15/15 - AMBAC Insured                              7/14 at 101.00         AAA      2,644,079
       2,000    5.000%, 7/15/21 - AMBAC Insured                              7/14 at 101.00         AAA      2,058,200

       1,000   Jefferson Sales Tax District, Jefferson Parish, Louisiana,   12/11 at 100.00         AAA      1,022,410
                Special Sales Tax Revenue Bonds, Series 2001, 5.000%,
                12/01/22 - AMBAC Insured

----
22

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)          Value
-----------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

   $   2,650 Jefferson Sales Tax District, Jefferson Parish, Louisiana,   12/12 at 100.00         AAA  $   2,767,766
              Special Sales Tax Revenue Refunding Bonds, Series 2002,
              5.250%, 12/01/22 - AMBAC Insured

       1,000 Louisiana Local Government Environmental Facilities and       4/15 at 100.00         AAA      1,046,310
              Community Development Authority, Revenue Bonds, Ascension
              Parish Library Project, Series 2005, 5.250%, 4/01/35 -
              AMBAC Insured

       5,250 Louisiana Local Government Environmental Facilities and         No Opt. Call         AAA      5,832,907
              Community Development Authority, Revenue Bonds, Capital
              Projects and Equipment Acquisition Program, Series 2000A,
              6.300%, 7/01/30 - AMBAC Insured (4)

             Louisiana State Office Facilities Corporation, Lease
             Revenue Bonds, State Capitol Complex Program, Series 1999A:
       1,000  5.250%, 3/01/17 - MBIA Insured                               3/09 at 101.00         AAA      1,041,740
       1,000  5.250%, 3/01/18 - MBIA Insured                               3/09 at 101.00         AAA      1,041,740

       1,000 Louisiana State Office Facilities Corporation, Lease         11/13 at 100.00         AAA      1,030,240
              Revenue Bonds, State Capitol Complex Program, Series 2003,
              5.000%, 11/01/21 - MBIA Insured

       1,000 University of Louisiana System, Lafayette City and Parish,    9/09 at 102.00         AAA      1,088,330
              Lease Revenue Bonds, Cajundome Convention Center, Series
              2000, 6.250%, 9/01/29 - MBIA Insured

       2,500 Virgin Islands Public Finance Authority, Gross Receipts      10/10 at 101.00         BBB      2,742,100
              Taxes Loan Note, Series 1999A, 6.375%, 10/01/19
-----------------------------------------------------------------------------------------------------------------------
      22,820 Total Tax Obligation/Limited                                                                 24,282,061
-----------------------------------------------------------------------------------------------------------------------
             Transportation - 2.9%

         505 New Orleans Aviation Board, Louisiana, Revenue Bonds,        10/07 at 102.00         AAA        514,282
              Series 1997B-1, 5.450%, 10/01/27 - AMBAC Insured
              (Alternative Minimum Tax)

       2,100 Shreveport, Louisiana, Airport System Revenue Bonds, Series   1/08 at 102.00         AAA      2,136,666
              1997A, 5.375%, 1/01/28 - FSA Insured (Alternative Minimum
              Tax)
-----------------------------------------------------------------------------------------------------------------------
       2,605 Total Transportation                                                                          2,650,948
-----------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 0.7% (3)

         415 Louisiana Public Facilities Authority, Hospital Revenue      11/06 at 100.00         AAA        468,730
              Refunding Bonds, Southern Baptist Hospital, Series 1986,
              8.000%, 5/15/12 (ETM)

         140 Shreveport Home Mortgage Authority, Louisiana, Single           No Opt. Call         Aaa        146,580
              Family Mortgage Revenue Bonds, Series 1979A, 6.750%,
              9/01/10 (ETM)
-----------------------------------------------------------------------------------------------------------------------
         555 Total U.S. Guaranteed                                                                           615,310
-----------------------------------------------------------------------------------------------------------------------
             Utilities - 6.5%

       1,500 DeSoto Parish, Louisiana, Pollution Control Revenue           9/09 at 102.00         AAA      1,614,060
              Refunding Bonds, Cleco Utility Group Inc. Project, Series
              1999, 5.875%, 9/01/29 - AMBAC Insured

       4,000 Lafayette City and Parish, Louisiana, Utilities Revenue      11/14 at 100.00         AAA      4,255,680
              Bonds, Series 2004, 5.250%, 11/01/20 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------
       5,500 Total Utilities                                                                               5,869,740
-----------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 1.2%

       1,000 Terrebonne Parish Waterworks District 1, Louisiana, Water    11/13 at 101.00         AAA      1,055,970
              Revenue Bonds, Series 2003A, 5.250%, 11/01/18 - AMBAC
              Insured
-----------------------------------------------------------------------------------------------------------------------
   $  92,040 Total Investments (cost $87,682,772) - 99.3%                                                 89,722,566
-----------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.7%                                                            652,244
             ------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                         $  90,374,810
             ------------------------------------------------------------------------------------------------------

           (1) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
           (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
           (3) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest.
           (4) The issuer has received a proposed adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.
         (ETM) Escrowed to maturity.

                                See accompanying notes to financial statements.

----
23

Portfolio of Investments
NUVEEN NORTH CAROLINA MUNICIPAL BOND FUND
May 31, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.3%

 $     3,000 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00         BBB $     3,061,650
              Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39
---------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 10.0%

       1,550 Appalachian State University, North Carolina, Revenue           No Opt. Call         Aaa       1,696,832
              Bonds, Series 2005, 5.250%, 7/15/17 - MBIA Insured

       1,000 North Carolina Capital Facilities Financing Agency, Revenue   4/13 at 100.00         AAA       1,052,350
              Bonds, Johnson and Wales University, Series 2003A, 5.250%,
              4/01/23 - XLCA Insured

       4,220 North Carolina Educational Facilities Finance Agency,        10/06 at 102.00         Aa1       4,314,486
              Revenue Refunding Bonds, Duke University, Series 1996B,
              5.000%, 10/01/17

       1,035 University of North Carolina System, Pooled Revenue Bonds,   10/12 at 100.00         AAA       1,115,368
              Series 2002B, 5.375%, 4/01/20 - AMBAC Insured

       1,085 University of North Carolina System, Pooled Revenue Bonds,    4/14 at 100.00         Aaa       1,118,613
              Series 2004C, 5.000%, 4/01/29 - AMBAC Insured

             University of North Carolina System, Pooled Revenue
             Refunding Bonds, Series 2002A:
       1,155  5.375%, 4/01/16 - AMBAC Insured                             10/12 at 100.00         AAA       1,244,154
       1,160  5.375%, 4/01/20 - AMBAC Insured                             10/12 at 100.00         AAA       1,250,074

       1,105 University of North Carolina Wilmington, Certificates of      6/16 at 100.00         AAA       1,130,769
              Participation, Student Housing Project Revenue Bonds,
              Series 2006, 5.000%, 6/01/37 - FGIC Insured

       1,025 University of North Carolina, Asheville, General Revenue      6/12 at 100.00         Aaa       1,081,324
              Refunding Bonds, Series 2002A, 5.000%, 6/01/15 - AMBAC
              Insured

         445 University of North Carolina, Chapel Hill, System Net         6/11 at 100.00         AA+         464,104
              Revenue Bonds, Series 2001A, 5.000%, 12/01/20

       1,710 University of North Carolina, Chapel Hill, System Net           No Opt. Call         AA+       1,816,037
              Revenue Bonds, Series 2002B, 5.000%, 12/01/11

             University of North Carolina, Chapel Hill, Utilities System
             Revenue Refunding Bonds, Series 1997:
       4,000  0.000%, 8/01/15                                                No Opt. Call         Aa1       2,710,200
       4,265  0.000%, 8/01/18                                                No Opt. Call         Aa1       2,459,540
       2,750  0.000%, 8/01/20                                                No Opt. Call         Aa1       1,431,898

         785 University of North Carolina, Charlotte, Certificates of      3/15 at 100.00         AAA         819,721
              Participation, Student Housing Project, Series 2005,
              5.000%, 3/01/21 - AMBAC Insured
---------------------------------------------------------------------------------------------------------------------
      27,290 Total Education and Civic Organizations                                                       23,705,470
---------------------------------------------------------------------------------------------------------------------
             Energy - 0.7%

       1,500 Virgin Islands Public Finance Authority, Revenue Bonds,       1/14 at 100.00         BBB       1,647,495
              Refinery Project - Hovensa LLC, Series 2003, 6.125%,
              7/01/22 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
             Health Care - 11.4%

       3,500 Charlotte-Mecklenburg Hospital Authority, North Carolina,     1/07 at 102.00          AA       3,579,415
              Healthcare System Revenue Bonds, DBA Carolina Healthcare
              System, Series 1997A, 5.125%, 1/15/22

         450 Charlotte-Mecklenburg Hospital Authority, North Carolina,     1/15 at 100.00          AA         454,527
              Healthcare System Revenue Bonds, DBA Carolinas Healthcare
              System, Series 2005A, 5.000%, 1/15/45

       5,650 North Carolina Medical Care Commission, FHA - Insured         5/15 at 100.00         AAA       5,809,387
              Mortgage Revenue Bonds, Morehead Memorial Hospital
              Project, Series 2005, 5.000%, 11/01/30 - FSA Insured

       4,000 North Carolina Medical Care Commission, Health System        10/11 at 101.00          AA       4,132,320
              Revenue Bonds, Mission St. Joseph's Health System, Series
              2001, 5.250%, 10/01/31

             North Carolina Medical Care Commission, Healthcare
             Facilities Revenue Bonds, Scotland Memorial Hospital,
             Series 1999:
         625  5.500%, 10/01/19 - RAAI Insured                             10/08 at 102.00          AA         654,544
       1,385  5.500%, 10/01/29 - RAAI Insured                             10/08 at 102.00          AA       1,448,004

       1,055 North Carolina Medical Care Commission, Healthcare            1/12 at 100.00           A       1,100,249
              Facilities Revenue Bonds, Union Regional Medical Center,
              Series 2002A, 5.250%, 1/01/14

       1,750 North Carolina Medical Care Commission, Healthcare Revenue    5/07 at 100.00         AA-       1,762,687
              Bonds, Carolina Medicorp, Series 1996, 5.250%, 5/01/21

----
24

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Health Care (continued)

 $     3,500 North Carolina Medical Care Commission, Hospital Revenue      6/09 at 102.00           A $     3,700,445
              Bonds, Southeastern Regional Medical Center, Series 1999,
              6.250%, 6/01/29

       2,955 North Carolina Medical Care Commission, Revenue Bonds, Blue   1/15 at 100.00         AAA       3,031,594
              Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 -
              FGIC Insured

       1,250 North Carolina Medical Care Commission, Revenue Bonds,       11/14 at 100.00          AA       1,284,525
              Northeast Medical Center, Series 2004, 5.000%, 11/01/24
---------------------------------------------------------------------------------------------------------------------
      26,120 Total Health Care                                                                             26,957,697
---------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 9.0%

       1,175 North Carolina Housing Finance Agency, Home Ownership         7/10 at 100.00         AAA       1,193,542
              Revenue Bonds, 1998 Trust Agreement, Series 10A, 5.400%,
              7/01/32 - AMBAC Insured (Alternative Minimum Tax)

       1,010 North Carolina Housing Finance Agency, Home Ownership         1/09 at 101.00          AA       1,021,423
              Revenue Bonds, 1998 Trust Agreement, Series 3A, 5.200%,
              7/01/26 (Alternative Minimum Tax)

       3,470 North Carolina Housing Finance Agency, Home Ownership         1/09 at 100.00          AA       3,548,318
              Revenue Bonds, 1998 Trust Agreement, Series 4A, 5.300%,
              7/01/26 (Alternative Minimum Tax)

       5,485 North Carolina Housing Finance Agency, Home Ownership         7/09 at 100.00          AA       5,681,363
              Revenue Bonds, 1998 Trust Agreement, Series 5A, 5.625%,
              7/01/30 (Alternative Minimum Tax)

       2,165 North Carolina Housing Finance Agency, Home Ownership         7/09 at 100.00          AA       2,268,487
              Revenue Bonds, 1998 Trust Agreement, Series 6A, 6.200%,
              1/01/29 (Alternative Minimum Tax)

             North Carolina Housing Finance Agency, Single Family
             Revenue Bonds, Series 1994Y:
         620  6.300%, 9/01/15                                              9/06 at 100.00          AA         622,226
         570  6.350%, 3/01/18                                              9/06 at 100.00          AA         571,909

         520 North Carolina Housing Finance Agency, Single Family          9/06 at 101.00          AA         534,300
              Revenue Bonds, Series 1995BB, 6.500%, 9/01/26 (Alternative
              Minimum Tax)

       1,155 North Carolina Housing Finance Agency, Single Family          9/06 at 101.00          AA       1,163,894
              Revenue Bonds, Series 1995DD, 6.200%, 9/01/27 (Alternative
              Minimum Tax)

       1,915 North Carolina Housing Finance Agency, Single Family          9/06 at 102.00          AA       1,954,583
              Revenue Bonds, Series 1996LL, 6.200%, 3/01/26 (Alternative
              Minimum Tax)

       1,535 North Carolina Housing Finance Agency, Single Family          3/07 at 101.50          AA       1,567,419
              Revenue Bonds, Series 1997RR, 5.850%, 9/01/28 (Alternative
              Minimum Tax)

       1,170 North Carolina Housing Finance Agency, Single Family          3/08 at 101.00          AA       1,206,130
              Revenue Bonds, Series 1998VV, 5.250%, 3/01/17 (Alternative
              Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
      20,790 Total Housing/Single Family                                                                   21,333,594
---------------------------------------------------------------------------------------------------------------------
             Industrials - 0.8%

       2,000 North Carolina Capital Facilities Financing Agency, Exempt      No Opt. Call         BBB       1,993,300
              Facilities Revenue Bonds, Waste Management Inc., Series
              2001, 3.750%, 8/01/14 (Mandatory put 8/01/07) (Alternative
              Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 0.3%

         500 North Carolina Medical Care Commission, First Mortgage       11/14 at 100.00         N/R         502,950
              Revenue Bonds, Deerfield Episcopal Retirement Community
              Inc., Series 2004A, 5.000%, 11/01/23
---------------------------------------------------------------------------------------------------------------------
             Materials - 2.3%

       2,195 Gaston County Industrial Facilities and Pollution Control     8/15 at 100.00         N/R       2,300,448
              Financing Authority, North Carolina, National Gypsum
              Company Project Exempt Facilities Revenue Bonds, Series
              2005, 5.750%, 8/01/35 (Alternative Minimum Tax)

       3,100 Haywood County Industrial Facilities and Pollution Control    9/06 at 102.00        Baa3       3,165,348
              Financing Authority, North Carolina, Pollution Control
              Revenue Refunding Bonds, Champion International
              Corporation, Series 1995, 6.000%, 3/01/20
---------------------------------------------------------------------------------------------------------------------
       5,295 Total Materials                                                                                5,465,796
---------------------------------------------------------------------------------------------------------------------

----
25

Portfolio of Investments
NUVEEN NORTH CAROLINA MUNICIPAL BOND FUND (continued)
May 31, 2006

   Principal                                                                  Optional Call
Amount (000)   Description                                                   Provisions (1) Ratings (2)           Value
-----------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 7.0%

 $     2,340   Charlotte, North Carolina, General Obligation Bonds, Series   7/12 at 100.00         AAA $     2,436,057
                2002A, 5.000%, 7/01/24

       1,875   Cumberland County, North Carolina, General Obligation         2/12 at 101.00         AA-       1,952,363
                School Bonds, Series 2002, 5.000%, 2/01/21

       1,090   Johnston County, North Carolina, General Obligation Bonds,    2/15 at 100.00         AAA       1,183,326
                Series 2005, 5.250%, 2/01/17 - FGIC Insured

               North Carolina, General Obligation Bonds, Series 2004A:
       2,000    5.000%, 3/01/16                                              3/14 at 100.00         AAA       2,128,180
       2,000    5.000%, 3/01/22                                              3/14 at 100.00         AAA       2,097,360

       1,760   North Carolina, General Obligation Bonds, Series 2005A,       3/15 at 100.00         AAA       1,866,726
                5.000%, 3/01/19

               Ramseur, North Carolina, General Obligation Water Refunding
               Bonds, Series 1997:
         120    5.750%, 6/01/18                                              6/07 at 102.00         N/R         124,147
         125    5.750%, 6/01/19                                              6/07 at 102.00         N/R         129,245
         125    5.750%, 6/01/20                                              6/07 at 102.00         N/R         129,170
         130    5.750%, 6/01/21                                              6/07 at 102.00         N/R         134,246
         105    5.750%, 6/01/22                                              6/07 at 102.00         N/R         108,388

       4,000   Wake County, North Carolina, General Obligation Bonds,        5/15 at 100.00         AAA       4,228,200
                Series 2005, 5.000%, 5/01/21
-----------------------------------------------------------------------------------------------------------------------
      15,670   Total Tax Obligation/General                                                                  16,517,408
-----------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 24.1%

         270   Asheville, North Carolina, Certificates of Participation,     8/06 at 100.00          A1         270,548
                Series 1992, 6.500%, 2/01/08

       1,150   Buncombe County, North Carolina, Certificates of              4/15 at 100.00         AAA       1,196,989
                Participation, Series 2005, 5.000%, 4/01/22 - AMBAC Insured

       1,470   Burke County, North Carolina, Certificates of                 4/16 at 100.00         AAA       1,535,518
                Participation, Series 2006A, 5.000%, 4/01/22 - AMBAC
                Insured

               Cabarrus County, North Carolina, Certificates of
               Participation, Series 2002:
       1,330    5.250%, 2/01/19                                              2/13 at 100.00         AA-       1,397,764
       3,990    5.000%, 2/01/22                                              2/13 at 100.00         AA-       4,103,555

       3,870   Catawba County, North Carolina, Certificates of               6/15 at 100.00         AAA       4,019,150
                Participation, Series 2005, 5.000%, 6/01/25 - MBIA Insured

       1,400   Charlotte, North Carolina, Certificates of Participation,     6/13 at 100.00         AA+       1,480,612
                Governmental Facilities Projects, Series 2003G, 5.375%,
                6/01/26

       1,750   Charlotte, North Carolina, Storm Water Fee Revenue Bonds,     6/12 at 101.00         AA+       1,810,970
                Series 2002, 5.000%, 6/01/25

       2,255   Dare County, North Carolina, Certificates of Participation,  12/12 at 100.00         AAA       2,413,865
                Series 2002, 5.250%, 6/01/16 - AMBAC Insured

               Fayetteville Finance Corporation, North Carolina,
               Installment Payment Revenue Bonds, Municipal Building
               Project, Series 2005:
       1,990    5.250%, 2/01/17 - MBIA Insured                               2/15 at 100.00         AAA       2,137,817
         910    5.250%, 2/01/19 - MBIA Insured                               2/15 at 100.00         AAA         972,280

       2,000   Hartnett County, North Carolina, Certificates of             12/12 at 101.00         AAA       2,093,460
                Participation, Series 2002, 5.125%, 12/01/23 - FSA Insured

       1,820   Iredell County, North Carolina, Certificates of              10/13 at 100.00         Aaa       1,928,235
                Participation, Public Facilities Project, Series 2003,
                5.250%, 10/01/18 - AMBAC Insured

               Lee County, North Carolina, Certificates of Participation,
               Public Schools and Community College, Series 2004:
       1,715    5.250%, 4/01/19 - FSA Insured                                4/14 at 100.00         AAA       1,819,358
       1,715    5.250%, 4/01/21 - FSA Insured                                4/14 at 100.00         AAA       1,815,842
         715    5.250%, 4/01/22 - FSA Insured                                4/14 at 100.00         AAA         757,042

               North Carolina Infrastructure Finance Corporation,
               Certificates of Participation, Correctional Facilities,
               Series 2004A:
       2,250    5.000%, 2/01/21                                              2/14 at 100.00         AA+       2,333,205
       1,000    5.000%, 2/01/22                                              2/14 at 100.00         AA+       1,035,660

----
26

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)               Value
-------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

 $     3,000 North Carolina Infrastructure Finance Corporation, Lease     11/14 at 100.00         AA+     $     3,128,580
              Purchase Revenue Bonds, North Carolina Facilities Project,
              Series 2004, 5.000%, 11/01/21

       2,500 North Carolina, Certificates of Participation, Repair and     6/14 at 100.00         AA+           2,591,700
              Renovation Project, Series 2004B, 5.000%, 6/01/20

       1,290 North Carolina, Certificates of Participation, Series 2003,   6/13 at 100.00         AA+           1,353,868
              5.250%, 6/01/22

             Orange County, North Carolina, Certificates of
             Participation, Public Improvement Project, Series 2006A:
       1,080  5.000%, 4/01/20 - AMBAC Insured                              4/16 at 100.00         AAA           1,134,292
       1,105  5.000%, 4/01/21 - AMBAC Insured                              4/16 at 100.00         AAA           1,158,747

             Pitt County, North Carolina, Certificates of Participation,
             School Facilities Project, Series 2004B:
       1,415  5.000%, 4/01/20 - AMBAC Insured                              4/14 at 100.00         AAA           1,471,133
       1,415  5.000%, 4/01/21 - AMBAC Insured                              4/14 at 100.00         AAA           1,469,237
       1,415  5.000%, 4/01/22 - AMBAC Insured                              4/14 at 100.00         AAA           1,467,341

       1,270 Puerto Rico Infrastructure Financing Authority, Special Tax     No Opt. Call         AAA           1,412,812
              Revenue Bonds, Series 2005C, 5.500%, 7/01/16 - AMBAC
              Insured

       2,000 Puerto Rico Municipal Finance Agency, Series 2005A, 5.000%,   8/15 at 100.00         AAA           2,101,160
              8/01/21 - FSA Insured

       1,330 Randolph County, North Carolina, Certificates of              6/14 at 102.00         AAA           1,398,947
              Participation, Series 2004, 5.000%, 6/01/19 - FSA Insured

       1,000 Rutherford County, North Carolina, Certificates of            9/12 at 101.00         AAA           1,039,350
              Participation, Series 2002, 5.000%, 9/01/21 - AMBAC Insured

         665 Union County, North Carolina, Certificates of                   No Opt. Call         AAA             700,345
              Participation, Series 2003, 5.000%, 6/01/11 - AMBAC Insured

       1,000 Wilmington, North Carolina, Certificates of Participation,    9/14 at 100.00         Aaa           1,060,690
              Series 2004, 5.250%, 9/01/24 - AMBAC Insured

       2,350 Winston-Salem, North Carolina, Certificates of                6/11 at 101.00         AA+           2,439,088
              Participation, Series 2001A, 5.000%, 6/01/20
-------------------------------------------------------------------------------------------------------------------------
      54,435 Total Tax Obligation/Limited                                                                      57,049,160
-------------------------------------------------------------------------------------------------------------------------
             Transportation - 5.7%

       6,000 Charlotte, North Carolina, Airport Revenue Bonds, Series      7/09 at 101.00         AAA           6,373,436
              1999B, 6.000%, 7/01/28 - MBIA Insured (Alternative Minimum
              Tax)

         900 Charlotte, North Carolina, Airport Revenue Bonds, Series      7/14 at 100.00         AAA             953,730
              2004A, 5.250%, 7/01/24 - MBIA Insured

         710 Piedmont Triad Airport Authority, North Carolina, Airport     7/09 at 101.00         AAA             755,894
              Revenue Bonds, Series 1999B, 6.000%, 7/01/21 - FSA Insured
              (Alternative Minimum Tax)

       2,750 Piedmont Triad Airport Authority, North Carolina, Airport     7/11 at 101.00         AAA           2,917,502
              Revenue Bonds, Series 2001A, 5.250%, 7/01/15 - FSA Insured

       2,445 Raleigh Durham Airport Authority, North Carolina, Airport     5/11 at 101.00         Aaa           2,587,544
              Revenue Bonds, Series 2001A, 5.250%, 11/01/19 - FGIC
              Insured
-------------------------------------------------------------------------------------------------------------------------
      12,805 Total Transportation                                                                              13,588,106
-------------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 7.6% (3)

          75 Asheville Housing Development Corporation, North Carolina,   11/09 at 100.00         N/R (3)          85,583
              First Lien Revenue Bonds, Series 1980, 10.500%, 5/01/11
              (Pre-refunded 11/01/09)

       3,000 Charlotte, North Carolina, Certificates of Participation,    12/10 at 101.00         AA+ (3)       3,243,240
              Convention Facilities Project, Series 2000B,
              5.500%, 12/01/25 (Pre-refunded 12/01/10)

       1,675 Charlotte, North Carolina, Certificates of Participation,     6/10 at 101.00         AA+ (3)       1,800,089
              Public Safety Facilities Project, Series 2000D,
              5.500%, 6/01/25 (Pre-refunded 6/01/10)

       4,500 Charlotte, North Carolina, Water and Sewerage System          6/10 at 101.00         AAA           4,794,615
              Revenue Bonds, Series 2000, 5.250%, 6/01/25 (Pre-refunded
              6/01/10)

       4,000 Cumberland County, North Carolina, Hospital Facility         10/09 at 101.00          A- (3)       4,220,840
              Revenue Bonds, Cumberland County Hospital System Inc.,
              Cape Fear Valley Health System, Series 1999, 5.250%,
              10/01/29 (Pre-refunded 10/01/09)

----
27

Portfolio of Investments
NUVEEN NORTH CAROLINA MUNICIPAL BOND FUND (continued)
May 31, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)               Value
-------------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (3) (continued)

 $       995 North Carolina Eastern Municipal Power Agency, Power System   7/06 at 100.00         AAA     $     1,201,632
              Revenue Refunding Bonds, Series 1991A, 6.500%, 1/01/18
              (ETM)

          15 North Carolina Medical Care Commission, Hospital Revenue        No Opt. Call         AAA              15,700
              Bonds, Memorial Mission Hospital, Series 1979A, 7.625%,
              10/01/08 (ETM)

       2,555 University of North Carolina, Chapel Hill, System Net         6/11 at 100.00         AA+ (3)       2,699,153
              Revenue Bonds, Series 2001A, 5.000%, 12/01/20
              (Pre-refunded 6/01/11)
-------------------------------------------------------------------------------------------------------------------------
      16,815 Total U.S. Guaranteed                                                                             18,060,852
-------------------------------------------------------------------------------------------------------------------------
             Utilities - 10.6%

       5,000 North Carolina Eastern Municipal Power Agency, Power System   1/10 at 101.00         BBB           5,437,700
              Revenue Bonds, Series 1999D, 6.750%, 1/01/26

             North Carolina Eastern Municipal Power Agency, Power System
             Revenue Refunding Bonds, Series 1993B:
       1,540  5.500%, 1/01/17 - FGIC Insured                               7/06 at 100.00         AAA           1,542,064
       5,300  6.000%, 1/01/18 - AMBAC Insured                                No Opt. Call         AAA           6,117,684

       4,165 North Carolina Municipal Power Agency 1, Catawba Electric     1/10 at 101.00          A3           4,521,399
              Revenue Bonds, Series 1999B, 6.500%, 1/01/20

       2,000 North Carolina Municipal Power Agency 1, Catawba Electric     1/13 at 100.00         AAA           2,138,600
              Revenue Bonds, Series 2003A, 5.250%, 1/01/15 - AMBAC
              Insured

       2,000 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/15 at 100.00         AAA           2,092,800
              Series 2005RR, 5.000%, 7/01/24 - FGIC Insured

             Shelby, North Carolina, Combined Enterprise System Revenue
             Bonds, Series 2004:
       1,035  5.000%, 5/01/20 - XLCA Insured                               5/14 at 100.00         AAA           1,076,452
         610  5.000%, 5/01/24 - XLCA Insured                               5/14 at 100.00         AAA             631,130

       1,500 Wake County Industrial Facilities and Pollution Control       2/12 at 101.00          A3           1,575,255
              Financing Authority, North Carolina, Revenue Refunding
              Bonds, Carolina Power and Light Company, Series 2002,
              5.375%, 2/01/17
-------------------------------------------------------------------------------------------------------------------------
      23,150 Total Utilities                                                                                   25,133,084
-------------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 6.9%

       1,455 Broad River Water Authority, North Carolina, Water System     6/15 at 100.00         Aaa           1,528,681
              Revenue Bonds, Series 2005, 5.000%, 6/01/18 - XLCA Insured

       1,280 Brunswick County, North Carolina, Enterprise System Revenue   4/14 at 100.00         AAA           1,367,974
              Bonds, Series 2004A, 5.250%, 4/01/23 - FSA Insured

       2,000 Charlotte, North Carolina, Water and Sewerage System          6/11 at 101.00         AAA           2,086,340
              Revenue Bonds, Series 2001, 5.125%, 6/01/26

       2,825 Charlotte, North Carolina, Water and Sewerage System         12/14 at 102.00         AAA           2,994,359
              Revenue Bonds, Series 2005A, 5.000%, 12/01/21

       1,690 Greensboro, North Carolina, Combined Enterprise System        6/15 at 100.00         AA+           1,756,417
              Revenue Bonds, Series 2005A, 5.000%, 6/01/25

             Onslow County, North Carolina, Combined Enterprise System
             Revenue Bonds, Series 2004B:
         515  5.000%, 6/01/23 - XLCA Insured                               6/14 at 100.00         AAA             534,065
       1,030  5.000%, 6/01/24 - XLCA Insured                               6/14 at 100.00         AAA           1,066,029

       1,000 Orange Water and Sewerage Authority, North Carolina, Water    7/14 at 100.00         AA+           1,072,370
              and Sewerage System Revenue Bonds, Series 2004A, 5.250%,
              7/01/20

       2,335 Raleigh, North Carolina, Combined Enterprise System Revenue   3/15 at 100.00         AAA           2,455,603
              Bonds, Series 2005, 5.000%, 3/01/21

       1,330 Union County, North Carolina, Enterprise System Revenue       6/13 at 100.00         AAA           1,363,529
              Bonds, Series 2003A, 5.000%, 6/01/29 - FSA Insured
-------------------------------------------------------------------------------------------------------------------------
      15,460 Total Water and Sewer                                                                             16,225,367
-------------------------------------------------------------------------------------------------------------------------
 $   224,830 Total Long-Term Investments (cost $223,202,630) - 97.7%                                          231,241,929
-------------------------------------------------------------------------------------------------------------------------
------------

----
28

   Principal                                                               Optional Call
Amount (000) Description                                                  Provisions (1) Ratings (2)           Value
--------------------------------------------------------------------------------------------------------------------
             Short-Term Investments - 0.4%

 $       900 Puerto Rico Government Development Bank, Adjustable            No Opt. Call        A-1+ $       900,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 3.160%, 12/01/15 - MBIA Insured (4)
--------------------------------------------------------------------------------------------------------------------
 $       900 Total Short-Term Investments (cost $900,000)                                                    900,000
--------------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $224,102,630) - 98.1%                                               232,141,929
             ------------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.9%                                                          4,476,646
             ------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                       $   236,618,575
             ------------------------------------------------------------------------------------------------------

           (1) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
           (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
           (3) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
           (4) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
         (ETM) Escrowed to maturity.
           N/R Not rated.

                                See accompanying notes to financial statements.

----
29

Portfolio of Investments
NUVEEN TENNESSEE MUNICIPAL BOND FUND
May 31, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
------------------------------------------------------------------------------------------------------------------------
             Consumer Discretionary - 2.0%

 $     7,000 Maury County Industrial Development Board, Tennessee,         9/06 at 100.00           B $     6,655,250
              Multi-Modal Interchangeable Rate Pollution Control Revenue
              Refunding Bonds, Saturn Corporation, Series 1994, 6.500%,
              9/01/24
------------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 0.4%

       1,245 South Fulton Industrial Development Board, Tennessee,        10/06 at 101.00        Baa3       1,268,630
              Revenue Bonds, Tyson Foods Inc., Series 1995, 6.400%,
              10/01/20 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 1.7%

             Tennessee State School Bond Authority, Higher Educational
             Facilities Second Program Bonds, Series 2002A:
       2,155  5.125%, 5/01/22 - FSA Insured                                5/12 at 100.00         AAA       2,264,043
       2,000  5.125%, 5/01/27 - FSA Insured                                5/12 at 100.00         AAA       2,071,480

       1,500 Tennessee State School Bond Authority, Higher Educational     5/15 at 100.00         AAA       1,565,175
              Facilities Second Program Bonds, Series 2005A, 5.000%,
              5/01/25 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------
       5,655 Total Education and Civic Organizations                                                        5,900,698
------------------------------------------------------------------------------------------------------------------------
             Energy - 1.2%

       4,000 Maury County Industrial Development Board, Tennessee, Solid   8/10 at 100.00        BBB+       4,213,800
              Waste Disposal Revenue Bonds, Occidental Petroleum
              Company, Series 2000B, 6.300%, 8/01/18 (Alternative
              Minimum Tax)
------------------------------------------------------------------------------------------------------------------------
             Health Care - 11.8%

       3,060 Blount County, Tennessee, Hospital Revenue Improvement        7/08 at 100.00        Baa1       3,054,094
              Bonds, Blount Memorial Hospital, Series 1998B, 5.125%,
              7/01/19

       7,465 Bristol Health and Educational Facilities Board, Tennessee,     No Opt. Call         AAA       8,165,441
              Hospital Revenue Refunding Bonds, Bristol Memorial
              Hospital, Series 1993, 6.750%, 9/01/10 - FGIC Insured

       4,030 Jackson, Tennessee, Hospital Revenue Refunding and           10/06 at 101.00         AAA       4,075,378
              Improvement Bonds, Jackson-Madison County General Hospital
              Project, Series 1995, 5.625%, 4/01/15 - AMBAC Insured

       2,000 Johnson City Health and Educational Facilities Board,         7/16 at 100.00        BBB+       2,034,380
              Tennessee, Revenue Bonds, Mountain States Health Alliance,
              Series 2006A, 5.250%, 7/01/26

       3,675 Knox County Health, Educational and Housing Facilities        4/12 at 101.00        Baa3       3,875,802
              Board, Tennessee, Hospital Revenue Bonds, Baptist Health
              System of East Tennessee Inc., Series 2002, 6.375%, 4/15/22

       1,000 Knox County Health, Educational and Housing Facilities          No Opt. Call         AAA       1,122,910
              Board, Tennessee, Hospital Revenue Bonds, Fort Sanders
              Alliance Obligated Group, Series 1993A, 6.250%, 1/01/13 -
              MBIA Insured

       6,195 Knox County Health, Educational and Housing Facilities        4/09 at 101.00        Baa1       6,368,522
              Board, Tennessee, Revenue Bonds, University Health System,
              Inc., Series 1999, 5.625%, 4/01/29

       5,200 Shelby County Health, Educational and Housing Facilities      7/09 at 102.00         N/R       5,406,856
              Board, Tennessee, Revenue Bonds, St. Jude's Children's
              Research Foundation, Series 1999, 5.375%, 7/01/29

             Sullivan County Health, Educational and Housing Facilities
             Board, Tennessee, Hospital Revenue Bonds, Wellmont Health
             System, Series 2003:
       2,000  5.000%, 9/01/15 - RAAI Insured                               9/13 at 100.00          AA       2,076,560
       3,500  5.000%, 9/01/18 - RAAI Insured                               9/13 at 100.00          AA       3,603,285
------------------------------------------------------------------------------------------------------------------------
      38,125 Total Health Care                                                                             39,783,228
------------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 4.5%

             Chattanooga Health, Educational and Housing Facilities
             Board, Tennessee, GNMA Collateralized Housing Revenue
             Bonds, Rainbow Creek Apartments Project, Series 1999:
         415  6.125%, 11/20/19 (Alternative Minimum Tax)                  11/09 at 102.00         AAA         436,485
       3,955  6.375%, 11/20/39 (Alternative Minimum Tax)                  11/09 at 102.00         AAA       4,154,807

       3,500 Franklin Industrial Development Board, Tennessee, Senior     10/06 at 102.00         AAA       3,582,530
              Multifamily Housing Revenue Bonds, Landings Apartments
              Project, Series 1996A, 6.000%, 10/01/26 - FSA Insured

             Metropolitan Government of Nashville-Davidson County Health
             and Educational Facilities Board, Tennessee, FHA - Insured
             Housing Revenue Bonds, Herman Street Apartments, Series
             1992:
         250  7.000%, 6/01/17                                              6/06 at 100.00         AAA         252,498
         485  7.250%, 6/01/32                                              6/06 at 100.00         AAA         489,525

----
30

   Principal                                                                  Optional Call
Amount (000)   Description                                                   Provisions (1) Ratings (2)           Value
--------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily (continued)

 $     3,485   Metropolitan Government of Nashville-Davidson County Health   3/10 at 102.00         Aaa $     3,592,129
                and Educational Facilities Board, Tennessee, GNMA
                Collateralized Multifamily Housing Revenue Bonds,
                Berkshire Place, Series 2000, 6.125%, 3/20/39 (Alternative
                Minimum Tax)

       2,720   Metropolitan Government of Nashville-Davidson County          1/10 at 102.00         Aaa       2,859,862
                Industrial Development Board, Tennessee, GNMA
                Collateralized Multifamily Housing Revenue Refunding
                Bonds, Valley Forge Apartments, Series 2000A, 6.375%,
                1/20/31
--------------------------------------------------------------------------------------------------------------------------
      14,810   Total Housing/Multifamily                                                                     15,367,836
--------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 5.7%

          65   Hamilton County, Tennessee, GNMA Certificates Single Family   9/06 at 100.00         AAA          65,551
                Mortgage Revenue Bonds, Home Purchase and Rehabilitation
                Program, Series 1990, 8.000%, 9/01/23 (Alternative Minimum
                Tax)

         355   Tennessee Housing Development Agency, Homeownership Program   7/07 at 102.00          AA         359,743
                Bonds, Series 1996-3, 5.850%, 7/01/17 (Alternative Minimum
                Tax)

         535   Tennessee Housing Development Agency, Homeownership Program   7/06 at 102.00          AA         536,150
                Bonds, Series 1996-4A, 6.375%, 7/01/22 (Alternative
                Minimum Tax)

       2,810   Tennessee Housing Development Agency, Homeownership Program   1/09 at 101.00          AA       2,850,942
                Bonds, Series 1998-2, 5.375%, 7/01/29 (Alternative Minimum
                Tax)

       1,260   Tennessee Housing Development Agency, Homeownership Program   1/09 at 101.00          AA       1,304,465
                Bonds, Series 1999-3, 6.000%, 1/01/20 (Alternative Minimum
                Tax)

       5,475   Tennessee Housing Development Agency, Homeownership Program   7/11 at 100.00         AAA       5,599,830
                Bonds, Series 2002A, 5.400%, 7/01/32 - FSA Insured
                (Alternative Minimum Tax)

       1,800   Tennessee Housing Development Agency, Homeownership Program   7/13 at 100.00          AA       1,838,988
                Bonds, Series 2004, 5.000%, 7/01/34 (Alternative Minimum
                Tax)

       6,445   Tennessee Housing Development Agency, Homeownership Program   1/09 at 101.00          AA       6,570,678
                Remarketed Bonds, Series 1996-5B, 5.375%, 7/01/23
                (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------------
      18,745   Total Housing/Single Family                                                                   19,126,347
--------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 0.7%

       2,425   Metropolitan Government of Nashville-Davidson County Health   2/08 at 102.00          AA       2,516,980
                and Educational Facilities Board, Tennessee, Health
                Facility Revenue Bonds, Richland Place Inc., Series 1998,
                5.500%, 5/01/23 - RAAI Insured
--------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 20.3%

               Dickson County, Tennessee, General Obligation Refunding
               Bonds, Series 2002:
       2,250    5.000%, 3/01/17 - FGIC Insured                               3/13 at 102.00         Aaa       2,393,482
       1,000    5.000%, 3/01/19 - FGIC Insured                               3/13 at 102.00         Aaa       1,057,690

       1,365   Greene County, Tennessee, General Obligation Bonds, Series    6/16 at 100.00         Aaa       1,430,124
                2005B, 5.000%, 6/01/22 - MBIA Insured

       3,700   Knoxville County, Tennessee, General Obligation Bonds,          No Opt. Call          AA       4,093,421
                Series 2002, 5.500%, 4/01/15

       6,070   Knoxville, Tennessee, General Obligation Bonds, Series        5/12 at 100.00          AA       6,279,415
                2002A, 5.000%, 5/01/25

       1,000   Lincoln County, Tennessee, General Obligation Refunding         No Opt. Call         Aaa       1,100,680
                Bonds, Series 2001, 5.250%, 4/01/19 - FGIC Insured

       1,000   Marion County, Tennessee, General Obligation Rural School     4/11 at 100.00         Aaa       1,035,540
                Bonds, Series 2001, 5.000%, 4/01/24 - AMBAC Insured

       3,100   Memphis, Tennessee, General Improvement Bonds, Series 2002,  11/10 at 101.00          A1       3,270,159
                5.250%, 11/01/22

       4,655   Memphis, Tennessee, General Obligation Bonds, Series 2003,    5/11 at 101.00          A1       4,830,400
                5.000%, 5/01/20

       3,450   Metropolitan Government of Nashville-Davidson County,         6/14 at 100.00          AA       3,727,553
                Tennessee, General Obligation Bonds, Series 2004, 5.250%,
                6/01/15

       2,000   Metropolitan Government of Nashville-Davidson County,         2/15 at 100.00          AA       2,105,460
                Tennessee, General Obligation Bonds, Series 2005C, 5.000%,
                2/01/19

       6,000   Metropolitan Government of Nashville-Davidson County,         5/07 at 102.00          AA       6,122,220
                Tennessee, General Obligation Refunding Bonds, Series
                1997, 5.125%, 5/15/25

----
31

Portfolio of Investments
NUVEEN TENNESSEE MUNICIPAL BOND FUND (continued)
May 31, 2006

   Principal                                                                  Optional Call
Amount (000)   Description                                                   Provisions (1) Ratings (2)           Value
-----------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General (continued)

 $     3,600   Metropolitan Nashville & Davidson Counties, Tennessee,          No Opt. Call          AA $     3,791,664
                General Obligation Bonds, Series 2005B, 5.000%, 1/01/11

       2,600   Montgomery County, Tennessee, General Obligation Bonds,       5/14 at 102.00         Aaa       2,781,636
                Series 2004, 5.000%, 5/01/15 - FGIC Insured

       1,120   Overton County, Tennessee, General Obligation Bonds, Series     No Opt. Call         Aaa       1,191,915
                2004, 5.000%, 4/01/14 - MBIA Insured

               Putnam County, Tennessee, General Obligation School
               Refunding Bonds, Series 2001:
       1,000    5.250%, 4/01/18 - FGIC Insured                                 No Opt. Call         Aaa       1,095,600
       2,960    5.250%, 4/01/19 - FGIC Insured                                 No Opt. Call         Aaa       3,251,826
       2,645    5.250%, 4/01/20 - FGIC Insured                                 No Opt. Call         Aaa       2,912,066

       1,205   Roane County, Tennessee, General Obligation Rural School      5/14 at 100.00         Aaa       1,275,806
                Bonds, Series 2004, 5.000%, 5/01/16 - MBIA Insured

       3,500   Shelby County, Tennessee, General Obligation Bonds, Series    4/15 at 100.00         AAA       3,709,965
                2005A, 5.000%, 4/01/17 - AMBAC Insured

       1,645   Smith County, Tennessee, General Obligation Bonds, Series     4/15 at 102.00         Aaa       1,749,507
                2005, 5.000%, 4/01/20 - AMBAC Insured

       1,750   Sullivan County, Tennessee, General Obligation Bonds,         5/15 at 102.00         Aaa       1,874,373
                Series 2004, 5.000%, 5/01/17 - AMBAC Insured

       1,965   Sullivan County, Tennessee, General Obligation Bonds,         4/15 at 102.00         Aaa       2,066,473
                Series 2005, 5.000%, 4/01/24 - AMBAC Insured

       1,000   Williamson County, Tennessee, General Obligation Bonds,       3/13 at 102.00         Aa1       1,063,770
                Rural School, Series 2002, 5.000%, 3/01/17

       1,200   Williamson County, Tennessee, General Obligation Bonds,       5/15 at 100.00         Aa1       1,261,176
                Rural School, Series 2004B, 5.000%, 5/01/20

       1,435   Williamson County, Tennessee, General Obligation Bonds,         No Opt. Call         Aa1       1,539,038
                Rural School, Series 2004, 5.000%, 4/01/18

       1,350   Williamson County, Tennessee, General Obligation Bonds,       5/15 at 100.00         Aa1       1,413,720
                Series 2004B, 5.000%, 5/01/22
-----------------------------------------------------------------------------------------------------------------------
      64,565   Total Tax Obligation/General                                                                  68,424,679
-----------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 7.2%

       5,000   Chattanooga Industrial Development Board, Tennessee, Lease   10/10 at 100.00         AAA       5,297,600
                Rental Revenue Bonds, Series 2000, 5.625%, 10/01/30 -
                AMBAC Insured

       1,790   Coffee County Public Building Authority, Manchester,          6/13 at 100.00         Aaa       1,927,096
                Tennessee, General Obligation Local Government Improvement
                Bonds, Series 2003Z-1-A, 5.375%, 6/01/18 - AMBAC Insured

      10,000   Memphis-Shelby County Sports Authority, Tennessee, Revenue   11/12 at 100.00         AAA      10,349,698
                Bonds, Memphis Arena, Series 2002A, 5.125%, 11/01/28 -
                AMBAC Insured

       4,000   Metropolitan Government of Nashville-Davidson County Health   6/09 at 100.00         AAA       4,045,720
                and Educational Facilities Board, Tennessee, Revenue
                Refunding and Improvement Bonds, Meharry Medical College,
                Series 1996, 5.000%, 12/01/24 - AMBAC Insured

       2,545   Puerto Rico Infrastructure Financing Authority, Special Tax     No Opt. Call         AAA       2,831,185
                Revenue Bonds, Series 2005C, 5.500%, 7/01/16 - AMBAC
                Insured
-----------------------------------------------------------------------------------------------------------------------
      23,335   Total Tax Obligation/Limited                                                                  24,451,299
-----------------------------------------------------------------------------------------------------------------------
               Telecommunication Services - 0.8%

       2,700   Fayetteville, Tennessee, Revenue Bonds, Broadband             4/08 at 101.00         N/R       2,685,096
                Telecommunications Network, Series 2000, 6.500%, 4/01/20
-----------------------------------------------------------------------------------------------------------------------
               Transportation - 3.8%

               Memphis-Shelby County Airport Authority, Tennessee, Airport
               Revenue Bonds, Series 1999D:
       4,000    6.000%, 3/01/24 - AMBAC Insured (Alternative Minimum Tax)    3/10 at 101.00         AAA       4,279,160
       1,640    6.125%, 3/01/25 - AMBAC Insured (Alternative Minimum Tax)    3/10 at 101.00         AAA       1,761,508

       3,710   Memphis-Shelby County Airport Authority, Tennessee, Airport   3/11 at 100.00         AAA       3,904,886
                Revenue Bonds, Series 2001A, 5.500%, 3/01/17 - FSA Insured
                (Alternative Minimum Tax)

       2,850   Memphis-Shelby County Airport Authority, Tennessee, Airport   3/11 at 100.00         AAA       2,931,225
                Revenue Bonds, Series 2001B, 5.125%, 3/01/26 - FSA Insured
-----------------------------------------------------------------------------------------------------------------------
      12,200   Total Transportation                                                                          12,876,779
-----------------------------------------------------------------------------------------------------------------------

----
32

   Principal                                                                  Optional Call
Amount (000)   Description                                                   Provisions (1) Ratings (2)               Value
------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 18.9% (3)

 $     1,520   Clarksville, Tennessee, Water, Sewer, and Gas Revenue           No Opt. Call         AAA     $       995,919
                Refunding and Improvement Bonds, Series 1992, 0.000%,
                2/01/16 - MBIA Insured (ETM)

               Johnson City Health and Educational Facilities Board,
               Tennessee, Hospital Revenue Refunding and Improvement
               Bonds, Johnson City Medical Center, Series 1998C:
       2,365    5.125%, 7/01/25 - MBIA Insured (ETM)                         1/09 at 101.00         AAA           2,458,063
       9,395    5.250%, 7/01/28 - MBIA Insured (ETM)                         1/09 at 101.00         AAA           9,760,278

       7,795   Johnson City Health and Educational Facilities Board,         7/23 at 100.00         AAA           8,060,810
                Tennessee, Hospital Revenue Refunding and Improvement
                Bonds, Johnson City Medical Center, Series 1998C, 5.125%,
                7/01/25 (Pre-refunded 7/01/23) - MBIA Insured

               Knoxville, Tennessee, Electric System Revenue Bonds, Series
               2001U:
       1,000    5.125%, 7/01/20 (Pre-refunded 7/01/10)                       7/10 at 100.00          AA (3)       1,051,390
       3,000    5.125%, 7/01/27 (Pre-refunded 7/01/10)                       7/10 at 100.00          AA (3)       3,154,170

         490   Memphis, Tennessee, General Improvement Bonds, Series        10/07 at 101.00          A1 (3)         503,470
                1999A, 5.000%, 10/01/19 (Pre-refunded 10/01/07)

       4,000   Metropolitan Government of Nashville-Davidson County Health  11/10 at 101.00          A+ (3)       4,485,320
                and Educational Facilities Board, Tennessee, Adventist
                Health System/Sunbelt Obligated Group, Series 2000,
                6.600%, 11/15/30 (Pre-refunded 11/15/10)

       3,000   Metropolitan Government of Nashville-Davidson County Health  11/09 at 101.00         AAA           3,244,710
                and Educational Facilities Board, Tennessee, Revenue
                Bonds, Ascension Health Credit Group, Series 1999A,
                6.000%, 11/15/30 (Pre-refunded 11/15/09) - AMBAC Insured

       1,015   Metropolitan Government of Nashville-Davidson County Health  10/07 at 105.00         N/R (3)       1,126,538
                and Educational Facilities Board, Tennessee, Revenue
                Bonds, Mur-Ci Homes Inc., Series 1992A, 9.000%, 10/01/22
                (Pre-refunded 10/01/07)

      18,670   Metropolitan Government of Nashville-Davidson County Health     No Opt. Call         Aaa           9,125,149
                and Educational Facilities Board, Tennessee, Subordinate
                Lien Revenue Bonds, Volunteer Healthcare Systems Inc.,
                Series 1988, 0.000%, 6/01/21 (ETM)

               Metropolitan Government of Nashville-Davidson County,
               Tennessee, General Obligation Bonds, Residual Option Longs,
               Series 2001-II-R52:
       2,350    9.035%, 10/15/17 (Pre-refunded 10/15/11) (IF)               10/11 at 100.00         AA- (3)       2,938,887
       2,480    8.284%, 10/15/18 (Pre-refunded 10/15/11) (IF)               10/11 at 100.00         AA- (3)       3,011,786

               Montgomery County Health, Educational and Housing Board,
               Tennessee, Hospital Revenue Refunding and Improvement
               Bonds, Clarksville Regional Health System, Series 1998:
       1,500    5.375%, 1/01/18 (Pre-refunded 1/01/08)                       1/08 at 101.00        Baa2 (3)       1,549,695
       7,500    5.375%, 1/01/28 (Pre-refunded 1/01/08)                       1/08 at 101.00        Baa2 (3)       7,748,475

         245   Puerto Rico Public Finance Corporation, Commonwealth            No Opt. Call         AAA             296,109
                Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 - AGC
                Insured (ETM)

               Sullivan County Health, Educational and Housing Facilities
               Board, Tennessee, Hospital Revenue Bonds, Wellmont Health
               System, Series 2002:
       2,345    6.250%, 9/01/22 (Pre-refunded 9/01/12)                       9/12 at 101.00        BBB+ (3)       2,638,242
       1,405    6.250%, 9/01/22 (Pre-refunded 9/01/12)                       9/12 at 101.00        BBB+ (3)       1,580,695
------------------------------------------------------------------------------------------------------------------------------
      70,075   Total U.S. Guaranteed                                                                             63,729,706
------------------------------------------------------------------------------------------------------------------------------
               Utilities - 13.4%

       1,830   Clarksville, Tennessee, Water, Sewer and Gas Revenue            No Opt. Call         Aaa           1,991,095
                Refunding Bonds, Series 2002, 5.250%, 2/01/17 - FSA Insured

       7,500   Clarksville, Tennessee, Water, Sewer, and Gas Revenue         2/11 at 100.00         Aaa           7,778,775
                Refunding and Improvement Bonds, Series 2001, 5.000%,
                2/01/22 - FSA Insured

       1,100   Dickson, Tennessee, Electric System Revenue Bonds, Series     9/12 at 102.00         Aaa           1,162,876
                2002, 5.000%, 9/01/16 - FSA Insured

               Memphis, Tennessee, Subordinate Lien Electric System
               Revenue Bonds, Series 2003A:
       2,000    5.000%, 12/01/14 - MBIA Insured                             12/13 at 100.00         AAA           2,120,240
       2,855    5.000%, 12/01/17 - MBIA Insured                             12/13 at 100.00         AAA           2,990,727

----
33

Portfolio of Investments
NUVEEN TENNESSEE MUNICIPAL BOND FUND (continued)
May 31, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Utilities (continued)

 $     7,800 Metropolitan Government of Nashville-Davidson County,           No Opt. Call         AAA $     6,434,922
              Tennessee, Electric System Revenue Bonds, Series 1996A,
              0.000%, 5/15/11 - MBIA Insured

       3,000 Metropolitan Government of Nashville-Davidson County,         5/08 at 102.00          AA       3,123,000
              Tennessee, Electric System Revenue Bonds, Series 1998A,
              5.200%, 5/15/23

       9,000 Metropolitan Government of Nashville-Davidson County,         5/11 at 100.00          AA       9,266,940
              Tennessee, Electric System Revenue Bonds, Series 2001A,
              5.125%, 5/15/26

       5,000 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/15 at 100.00         AAA       5,243,450
              Series 2005RR, 5.000%, 7/01/23 - FGIC Insured

       5,000 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/15 at 100.00         AAA       5,243,450
              Series 2005SS, 5.000%, 7/01/23 - MBIA Insured
---------------------------------------------------------------------------------------------------------------------
      45,085 Total Utilities                                                                               45,355,475
---------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 6.6%

       1,000 Dickson County Water Authority, Tennessee, Waterworks        12/12 at 100.00         Aaa       1,047,470
              System Revenue Bonds, Series 2002, 5.000%, 12/01/19 - FGIC
              Insured

       1,840 Harpeth Valley Utility District, Davidson and Williamson      9/15 at 100.00         Aaa       1,923,738
              Counties, Tennessee, Revenue Bonds, Series 2005, 5.000%,
              9/01/24 - MBIA Insured

             Harpeth Valley Utility District, Davidson and Williamson
             Counties, Tennessee, Revenue Bonds, Utility Improvements,
             Series 2004:
       1,175  5.000%, 9/01/19 - MBIA Insured                               9/14 at 100.00         Aaa       1,233,621
       1,225  5.000%, 9/01/20 - MBIA Insured                               9/14 at 100.00         Aaa       1,282,649

       3,000 Madison Suburban Utility District, Tennessee, Water Revenue   2/08 at 100.00         AAA       3,049,890
              Refunding Bonds, Series 1995, 5.000%, 2/01/19 - MBIA
              Insured

       5,000 Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds,  10/12 at 100.00          AA       5,190,000
              Series 2002, 5.000%, 10/01/21

             Rutherford County Consolidated Utility District, Tennessee,
             Waterworks Revenue Bonds, Series 2004:
       1,295  5.000%, 2/01/20 - MBIA Insured                               2/14 at 102.00         Aaa       1,359,206
       1,300  5.000%, 2/01/22 - MBIA Insured                               2/14 at 100.00         Aaa       1,360,281

       2,000 Rutherford County Consolidated Utility District, Tennessee,   2/16 at 100.00         Aaa       2,062,520
              Waterworks Revenue Bonds, Series 2006, 5.000%, 2/01/36 -
              FSA Insured

       2,000 White House Utility District, Robertson and Sumner            1/11 at 100.00         Aaa       2,061,100
              Counties, Tennessee, Water and Sewerage Revenue Refunding
              Bonds, Series 2001, 5.125%, 1/01/26 - FSA Insured

       1,500 Wilson County Water and Wastewater Authority, Tennessee,      3/08 at 102.00        Baa1       1,571,625
              Waterworks Revenue Refunding and Improvement Bonds, Series
              1993, 6.000%, 3/01/14
---------------------------------------------------------------------------------------------------------------------
      21,335 Total Water and Sewer                                                                         22,142,100
---------------------------------------------------------------------------------------------------------------------
 $   331,300 Total Investments (cost $322,097,148) - 99.0%                                                334,497,903
---------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.0%                                                           3,325,999
             -------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                        $   337,823,902
             -------------------------------------------------------------------------------------------------------

           (1) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
           (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade. The ratings shown for inverse floating rate investments represent those of the underlying bonds and not the inverse floating rate investments themselves. Inverse floating rate investments likely present greater credit risk to the holders of such investments than to those holders of the underlying bonds.
           (3) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
         (ETM) Escrowed to maturity.
          (IF) Inverse floating rate investment.
           N/R Not rated.

                                See accompanying notes to financial statements.

----
34

Statement of Assets and Liabilities
May 31, 2006

                                               Georgia    Louisiana North Carolina      Tennessee
-------------------------------------------------------------------------------------------------
Assets
Investments, at value (cost
 $162,983,977,
 $87,682,772, $224,102,630 and
 $322,097,148, respectively)             $169,650,347  $89,722,566    $232,141,929  $334,497,903
Cash                                          781,294           --       1,668,768       533,054
Receivables:
 Interest                                   2,858,279    1,320,915       3,803,084     4,163,361
 Investments sold                                  --    1,075,000              --            --
 Shares sold                                1,890,782       47,997         187,933       427,777
Other assets                                      324          236             451        26,781
-------------------------------------------------------------------------------------------------
   Total assets                           175,181,026   92,166,714     237,802,165   339,648,876
-------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                     --    1,086,578              --            --
Payables:
 Investments purchased                      1,034,868           --              --            --
 Shares redeemed                              437,425      298,000         206,347       392,655
Accrued expenses:
 Management fees                               76,650       41,649         106,308       151,127
 12b-1 distribution and service fees           49,107       28,969          63,913        90,604
 Other                                         45,203       25,456          51,778        93,987
Dividends payable                             541,781      311,252         755,244     1,096,601
-------------------------------------------------------------------------------------------------
   Total liabilities                        2,185,034    1,791,904       1,183,590     1,824,974
-------------------------------------------------------------------------------------------------
Net assets                               $172,995,992  $90,374,810    $236,618,575  $337,823,902
-------------------------------------------------------------------------------------------------
Class A Shares
Net assets                               $116,580,499  $66,041,434    $174,008,774  $269,760,662
Shares outstanding                         10,634,524    5,976,792      16,737,079    23,983,853
Net asset value per share                $      10.96  $     11.05    $      10.40  $      11.25
Offering price per share (net asset
 value per share plus maximum sales
 charge of 4.20% of offering price)      $      11.44  $     11.53    $      10.86  $      11.74
-------------------------------------------------------------------------------------------------
Class B Shares
Net assets                               $ 13,638,040  $12,393,147    $ 18,506,077  $ 18,026,490
Shares outstanding                          1,240,990    1,122,527       1,776,364     1,601,059
Net asset value and offering price per
 share                                   $      10.99  $     11.04    $      10.42  $      11.26
-------------------------------------------------------------------------------------------------
Class C Shares
Net assets                               $ 28,835,088  $11,841,880    $ 30,492,803  $ 47,517,717
Shares outstanding                          2,636,657    1,074,347       2,933,080     4,224,975
Net asset value and offering price per
 share                                   $      10.94  $     11.02    $      10.40  $      11.25
-------------------------------------------------------------------------------------------------
Class R Shares
Net assets                               $ 13,942,365  $    98,349    $ 13,610,921  $  2,519,033
Shares outstanding                          1,274,814        8,856       1,306,059       223,937
Net asset value and offering price per
 share                                   $      10.94  $     11.11    $      10.42  $      11.25
-------------------------------------------------------------------------------------------------

Net Assets Consist of:
-------------------------------------------------------------------------------------------------
Capital paid-in                          $166,780,189  $88,324,010    $229,013,992  $325,816,387
Undistributed (Over-distribution of)
 net investment income                       (290,262)    (136,174)       (216,730)     (335,784)
Accumulated net realized gain (loss)
 from investments                            (160,305)     147,180        (217,986)      (57,456)
Net unrealized appreciation
 (depreciation) of investments              6,666,370    2,039,794       8,039,299    12,400,755
-------------------------------------------------------------------------------------------------
Net assets                               $172,995,992  $90,374,810    $236,618,575  $337,823,902
-------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
35

Statement of Operations
Year Ended May 31, 2006

                                              Georgia    Louisiana North Carolina     Tennessee
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Investment Income                        $ 8,074,987  $ 5,318,539     $11,126,023  $16,744,465
-----------------------------------------------------------------------------------------------
Expenses
Management fees                              878,861      567,984       1,231,464    1,804,524
12b-1 service fees - Class A                 230,567      154,098         351,398      544,770
12b-1 distribution and service fees -
 Class B                                     144,293      139,749         188,885      189,669
12b-1 distribution and service fees -
 Class C                                     214,559       99,662         227,623      350,277
Shareholders' servicing agent fees and
 expenses                                     77,569       46,978          99,444      150,405
Custodian's fees and expenses                 60,970       57,052          94,886       98,918
Trustees' fees and expenses                    2,964        2,013           3,805        6,220
Professional fees                             13,979       12,941          17,510       23,295
Shareholders' reports - printing and
 mailing expenses                             28,657       19,243          34,518       45,600
Federal and state registration fees            1,314        2,079           3,703        3,422
Other expenses                                 7,334        5,128           8,910       14,509
-----------------------------------------------------------------------------------------------
Total expenses before custodian fee
 credit                                    1,661,067    1,106,927       2,262,146    3,231,609
 Custodian fee credit                        (18,939)      (8,738)        (25,987)     (19,127)
-----------------------------------------------------------------------------------------------
Net expenses                               1,642,128    1,098,189       2,236,159    3,212,482
-----------------------------------------------------------------------------------------------
Net investment income                      6,432,859    4,220,350       8,889,864   13,531,983
-----------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from
 investments                                  80,566      479,600         124,564      100,462
Net change in unrealized appreciation
 (depreciation) of investments            (4,575,691)  (4,396,702)     (5,703,106)  (8,106,331)
-----------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)   (4,495,125)  (3,917,102)     (5,578,542)  (8,005,869)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                         $ 1,937,734  $   303,248     $ 3,311,322  $ 5,526,114
-----------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
36

Statement of Changes in Net Assets

                                                   Georgia                    Louisiana
                                         --------------------------  --------------------------
                                            Year Ended    Year Ended    Year Ended    Year Ended
                                               5/31/06       5/31/05       5/31/06       5/31/05
------------------------------------------------------------------------------------------------
Operations
Net investment income                    $  6,432,859  $  6,501,294  $  4,220,350  $  4,801,787
Net realized gain (loss) from
 investments                                   80,566       479,977       479,600     1,081,773
Net change in unrealized appreciation
 (depreciation) of investments             (4,575,691)    6,430,042    (4,396,702)    3,095,714
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                            1,937,734    13,411,313       303,248     8,979,274
------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                   (4,763,692)   (4,922,826)   (3,235,989)   (3,640,256)
 Class B                                     (514,328)     (612,136)     (504,507)     (650,371)
 Class C                                   (1,027,865)     (958,043)     (486,069)     (531,627)
 Class R                                     (198,559)     (142,013)       (9,216)      (12,376)
From accumulated net realized gains:
 Class A                                     (376,859)           --      (516,321)           --
 Class B                                      (49,952)           --       (98,314)           --
 Class C                                      (96,223)           --       (93,048)           --
 Class R                                      (12,804)           --        (1,443)           --
------------------------------------------------------------------------------------------------
Decrease in net assets from
 distributions to shareholders             (7,040,282)   (6,635,018)   (4,944,907)   (4,834,630)
------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares               35,041,503    17,840,348     9,684,391    12,978,064
Proceeds from shares issued to
 shareholders due to reinvestment of
 distributions                              3,214,200     2,768,129     2,024,380     1,716,528
------------------------------------------------------------------------------------------------
                                           38,255,703    20,608,477    11,708,771    14,694,592
Cost of shares redeemed                   (23,032,642)  (21,428,595)  (35,387,517)  (14,815,384)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from Fund share transactions              15,223,061      (820,118)  (23,678,746)     (120,792)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets      10,120,513     5,956,177   (28,320,405)    4,023,852
Net assets at the beginning of year       162,875,479   156,919,302   118,695,215   114,671,363
------------------------------------------------------------------------------------------------
Net assets at the end of year            $172,995,992  $162,875,479  $ 90,374,810  $118,695,215
------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of)
 net investment income at the end of
 year                                    $   (290,262) $   (218,797) $   (136,174) $   (111,167)
------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
37

                                                                          North Carolina                 Tennessee
                                                                    --------------------------  --------------------------
                                                                       Year Ended    Year Ended    Year Ended    Year Ended
                                                                          5/31/06       5/31/05       5/31/06       5/31/05
---------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                               $  8,889,864  $  8,937,434  $ 13,531,983  $ 13,976,484
Net realized gain (loss) from investments                                124,564     1,167,506       100,462     1,096,842
Net change in unrealized appreciation (depreciation) of investments   (5,703,106)    6,177,376    (8,106,331)   11,082,936
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                  3,311,322    16,282,316     5,526,114    26,156,262
---------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                             (6,986,919)   (7,201,323)  (10,969,103)  (11,785,551)
  Class B                                                               (634,797)     (733,443)     (655,471)     (768,508)
  Class C                                                             (1,031,206)     (959,993)   (1,631,192)   (1,618,568)
  Class R                                                               (194,166)     (134,741)     (107,101)      (94,688)
From accumulated net realized gains:
  Class A                                                             (1,071,806)      (21,693)     (555,498)     (515,139)
  Class B                                                               (123,737)       (2,694)      (41,203)      (40,775)
  Class C                                                               (190,556)       (3,281)      (96,449)      (80,370)
  Class R                                                                (19,243)         (407)       (5,294)       (3,735)
---------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders            (10,252,430)   (9,057,575)  (14,061,311)  (14,907,334)
---------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                          46,097,617    21,567,958    31,274,869    27,414,643
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                      5,603,408     4,446,725     6,265,605     6,069,501
---------------------------------------------------------------------------------------------------------------------------
                                                                      51,701,025    26,014,683    37,540,474    33,484,144
Cost of shares redeemed                                              (34,690,045)  (23,881,632)  (35,929,206)  (35,705,285)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions    17,010,980     2,133,051     1,611,268    (2,221,141)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                 10,069,872     9,357,792    (6,923,929)    9,027,787
Net assets at the beginning of year                                  226,548,703   217,190,911   344,747,831   335,720,044
---------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                       $236,618,575  $226,548,703  $337,823,902  $344,747,831
---------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the
 end of year                                                        $   (216,730) $   (247,016) $   (335,784) $   (502,170)
---------------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
38

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust III (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Georgia Municipal Bond Fund ("Georgia"), Nuveen Louisiana Municipal Bond Fund ("Louisiana"), Nuveen North Carolina Municipal Bond Fund ("North Carolina") and Nuveen Tennessee Municipal Bond Fund ("Tennessee") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2006, the Funds had no such outstanding purchase commitments.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2006, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.


----
39

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds are authorized to invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended May 31, 2006, Tennessee invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are valued daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. Georgia, Louisiana and North Carolina did not invest in any such instruments during the fiscal year ended May 31, 2006.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


----
40

2. Fund Shares

Transactions in Fund shares were as follows:

                                             Georgia
                       --------------------------------------------------
                              Year Ended                                            Year Ended
                                5/31/06                                               5/31/05
                       ------------------------                              ------------------------
                            Shares        Amount                                  Shares        Amount
      ------------------------------------------------------------------------------------------------
      Shares
       sold:
       Class A          1,492,326  $ 16,554,049                                 939,759  $ 10,485,533
       Class A
         -
         automatic
         conversion
         of
         Class
         B
         shares            47,635       526,852                                      --            --
       Class B             87,308       972,689                                  70,699       788,785
       Class C            542,902     6,030,457                                 537,057     5,967,180
       Class R          1,000,591    10,957,456                                  54,048       598,850
      Shares
       issued
       to
       shareholders
       due to
       reinvestment of
       distributions:
       Class A            217,400     2,415,496                                 190,644     2,114,691
       Class B             21,842       243,192                                  20,393       226,554
       Class C             38,988       431,766                                  29,321       324,636
       Class R             11,170       123,746                                   9,233       102,248
      ------------------------------------------------------------------------------------------------
                        3,460,162    38,255,703                               1,851,154    20,608,477
      ------------------------------------------------------------------------------------------------
      Shares
       redeemed:
       Class A         (1,322,206)  (14,664,590)                             (1,276,057)  (14,195,819)
       Class B           (300,514)   (3,347,120)                               (244,500)   (2,710,065)
       Class B
         -
         automatic
         conversion
         to
         Class
         A
         shares           (47,529)     (526,852)                                     --            --
       Class C           (360,731)   (3,987,457)                               (397,704)   (4,397,838)
       Class R            (46,274)     (506,623)                                (11,255)     (124,873)
      ------------------------------------------------------------------------------------------------
                       (2,077,254)  (23,032,642)                             (1,929,516)  (21,428,595)
      ------------------------------------------------------------------------------------------------
      Net
       increase
       (decrease)       1,382,908  $ 15,223,061                                 (78,362) $   (820,118)
      ------------------------------------------------------------------------------------------------

                                            Louisiana
                       --------------------------------------------------
                              Year Ended                                            Year Ended
                                5/31/06                                               5/31/05
                       ------------------------                              ------------------------
                            Shares        Amount                                  Shares        Amount
      ------------------------------------------------------------------------------------------------
      Shares
       sold:
       Class A            630,913  $  7,125,539                                 894,714  $ 10,209,040
       Class A
         -
         automatic
         conversion
         of
         Class
         B
         shares            89,574     1,002,477                                   7,547        86,265
       Class B             20,464       231,933                                  24,597       279,296
       Class C            110,081     1,248,328                                 202,831     2,305,485
       Class R              6,619        76,114                                   8,589        97,978
      Shares
       issued
       to
       shareholders
       due to
       reinvestment of
       distributions:
       Class A            141,273     1,587,364                                 116,444     1,320,750
       Class B             19,314       216,511                                  18,243       206,672
       Class C             18,956       212,164                                  15,739       177,920
       Class R                734         8,341                                     981        11,186
      ------------------------------------------------------------------------------------------------
                        1,037,928    11,708,771                               1,289,685    14,694,592
      ------------------------------------------------------------------------------------------------
      Shares
       redeemed:
       Class A         (2,468,416)  (27,600,604)                               (743,496)   (8,412,603)
       Class B           (309,289)   (3,468,854)                               (265,886)   (3,004,774)
       Class B
         -
         automatic
         conversion
         to
         Class
         A
         shares           (89,668)   (1,002,477)                                 (7,554)      (86,265)
       Class C           (271,531)   (3,031,548)                               (290,682)   (3,286,527)
       Class R            (25,173)     (284,034)                                 (2,183)      (25,215)
      ------------------------------------------------------------------------------------------------
                       (3,164,077)  (35,387,517)                             (1,309,801)  (14,815,384)
      ------------------------------------------------------------------------------------------------
      Net
       increase
       (decrease)      (2,126,149) $(23,678,746)                                (20,116) $   (120,792)
      ------------------------------------------------------------------------------------------------


----
41

                                                                      North Carolina
                                                    --------------------------------------------------
                                                           Year Ended                Year Ended
                                                             5/31/06                   5/31/05
                                                    ------------------------  ------------------------
                                                         Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            2,358,733  $ 24,824,800   1,487,460  $ 15,786,020
  Class A - automatic conversion of Class B shares      91,275       961,324       3,864        41,192
  Class B                                               79,395       841,576      99,759     1,051,834
  Class C                                              761,380     8,048,351     407,004     4,323,139
  Class R                                            1,093,311    11,421,566      34,516       365,773
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              433,144     4,564,673     343,405     3,628,302
  Class B                                               32,823       346,262      29,337       310,359
  Class C                                               56,817       598,266      41,214       435,273
  Class R                                                8,935        94,207       6,876        72,791
-------------------------------------------------------------------------------------------------------
                                                     4,915,813    51,701,025   2,453,435    26,014,683
-------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (2,431,412)  (25,544,418) (1,729,064)  (18,230,248)
  Class B                                             (214,602)   (2,268,201)   (185,232)   (1,960,284)
  Class B - automatic conversion to Class A shares     (91,108)     (961,324)     (3,857)      (41,192)
  Class C                                             (470,435)   (4,940,997)   (331,247)   (3,498,864)
  Class R                                              (93,326)     (975,105)    (14,114)     (151,044)
-------------------------------------------------------------------------------------------------------
                                                    (3,300,883)  (34,690,045) (2,263,514)  (23,881,632)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                              1,614,930  $ 17,010,980     189,921  $  2,133,051
-------------------------------------------------------------------------------------------------------

                                                                         Tennessee
                                                    --------------------------------------------------
                                                           Year Ended                Year Ended
                                                             5/31/06                   5/31/05
                                                    ------------------------  ------------------------
                                                         Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            1,765,550  $ 20,049,616   1,701,099  $ 19,437,332
  Class A - automatic conversion of Class B shares     113,300     1,287,612      16,668       190,777
  Class B                                               53,232       608,659      91,275     1,044,667
  Class C                                              797,343     9,065,559     544,216     6,228,957
  Class R                                               22,923       263,423      44,842       512,910
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              457,351     5,201,980     444,886     5,061,530
  Class B                                               34,727       395,527      36,424       415,092
  Class C                                               54,165       615,770      46,991       534,850
  Class R                                                4,598        52,328       5,093        58,029
-------------------------------------------------------------------------------------------------------
                                                     3,303,189    37,540,474   2,931,494    33,484,144
-------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (2,340,485)  (26,587,290) (2,413,597)  (27,427,110)
  Class B                                             (189,928)   (2,150,255)   (252,434)   (2,873,075)
  Class B - automatic conversion to Class A shares    (113,198)   (1,287,612)    (16,639)     (190,777)
  Class C                                             (509,683)   (5,776,551)   (425,776)   (4,848,145)
  Class R                                              (11,229)     (127,498)    (32,015)     (366,178)
-------------------------------------------------------------------------------------------------------
                                                    (3,164,523)  (35,929,206) (3,140,461)  (35,705,285)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                                138,666  $  1,611,268    (208,967) $ (2,221,141)
-------------------------------------------------------------------------------------------------------

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended May 31, 2006, were as follows:

                             Georgia   Louisiana North Carolina   Tennessee
    -----------------------------------------------------------------------
    Purchases            $24,690,806 $ 5,522,940    $49,386,171 $37,187,682
    Sales and maturities  14,800,267  31,363,754     33,700,308  34,416,522
    -----------------------------------------------------------------------


----
42

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions.

At May 31, 2006, the cost of investments was as follows:

                         Georgia   Louisiana North Carolina    Tennessee
------------------------------------------------------------------------
Cost of investments $162,982,327 $87,665,285   $223,998,597 $321,961,476
------------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2006, were as follows:

                                                              Georgia   Louisiana North Carolina     Tennessee
--------------------------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                            $7,202,340  $2,728,756      $8,631,670  $14,203,663
  Depreciation                                              (534,320)   (671,475)       (488,338)  (1,667,236)
--------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments $6,668,020  $2,057,281      $8,143,332  $12,536,427
--------------------------------------------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at May 31, 2006, were as follows:

                                          Georgia  Louisiana North Carolina Tennessee
-------------------------------------------------------------------------------------
Undistributed net tax-exempt income*      $249,869  $157,565       $434,479  $625,139
Undistributed net ordinary income**             --        --             --        --
Undistributed net long-term capital gains       --   147,180             --        --
-------------------------------------------------------------------------------------

*Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 9, 2006, paid on June 1, 2006.
**Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the tax years ended May 31, 2006 and May 31, 2005, was designated for purposes of the dividends paid deduction as follows:

2006                                                 Georgia  Louisiana North Carolina   Tennessee
--------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income          $6,515,720 $4,294,972     $8,845,530 $13,398,359
Distributions from net ordinary income**               1,458     26,995             --          --
Distributions from net long-term capital gains***    533,147    697,848      1,402,207     694,940
--------------------------------------------------------------------------------------------------

2005                                              Georgia  Louisiana North Carolina   Tennessee
-----------------------------------------------------------------------------------------------
Distributions from net tax-exempt income       $6,633,594 $4,855,404     $9,036,501 $14,327,081
Distributions from net ordinary income**               --     13,213         19,926      59,166
Distributions from net long-term capital gains         --         --         28,075     627,162
-----------------------------------------------------------------------------------------------

**  Netordinary income consists of taxable market discount income and net short-term capital gains, if any.
***The Funds designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax period ended May 31, 2006.

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2005 through May 31, 2006 ("post-October losses") in accordance with Federal income tax regulations. The post-October losses are treated as having arisen on the first day of the following tax year.

                         Georgia North Carolina Tennessee
                      -----------------------------------
                        $160,306       $217,987   $57,457
                      -----------------------------------

5. Management Fee and Other Transactions with Affiliates

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

              Average Daily Net Assets       Fund-Level Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .3500%
              For the next $125 million                    .3375
              For the next $250 million                    .3250
              For the next $500 million                    .3125
              For the next $1 billion                      .3000
              For the next $3 billion                      .2750
              For net assets over $5 billion               .2500
              ---------------------------------------------------


----
43

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of May 31, 2006, the complex-level fee rate was .1886%.

        Complex-Level Assets/(1)/                Complex-Level Fee Rate
        ----------------------------------------------------------------
        For the first $55 billion                                 .2000%
        For the next $1 billion                                   .1800
        For the next $1 billion                                   .1600
        For the next $3 billion                                   .1425
        For the next $3 billion                                   .1325
        For the next $3 billion                                   .1250
        For the next $5 billion                                   .1200
        For the next $5 billion                                   .1175
        For the next $15 billion                                  .1150
        For Managed Assets over $91 billion/(2)/                  .1400
        ----------------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.
(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the fiscal year ended May 31, 2006, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                        Georgia Louisiana North Carolina Tennessee
----------------------------------------------------------------------------------
Sales charges collected (unaudited)    $309,343  $113,299       $259,695  $396,464
Paid to authorized dealers (unaudited)  265,237    98,730        221,227   340,678
----------------------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2006, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                   Georgia Louisiana North Carolina Tennessee
  ---------------------------------------------------------------------------
  Commission advances (unaudited) $120,081   $33,667       $141,455  $130,034
  ---------------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2006, the Distributor retained such 12b-1 fees as follows:

                                   Georgia Louisiana North Carolina Tennessee
  ---------------------------------------------------------------------------
  12b-1 fees retained (unaudited) $154,444  $120,652       $200,742  $216,189
  ---------------------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.


----
44

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2006, as follows:

                                Georgia Louisiana North Carolina Tennessee
      --------------------------------------------------------------------
      CDSC retained (unaudited) $43,289   $33,148        $56,138   $31,493
      --------------------------------------------------------------------

6. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 3, 2006, to shareholders of record on June 9, 2006, as follows:

                             Georgia Louisiana North Carolina Tennessee
         --------------------------------------------------------------
         Dividend per share:
           Class A            $.0365    $.0390         $.0345    $.0375
           Class B             .0300     .0320          .0280     .0305
           Class C             .0315     .0340          .0295     .0325
           Class R             .0385     .0410          .0360     .0395
         --------------------------------------------------------------


----
45

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations        Less Distributions
                     ---------------------------  -----------------------                    --------


GEORGIA




                                      Net
           Beginning       Net  Realized/             Net                  Ending              Ending
                 Net   Invest- Unrealized         Invest-                     Net                 Net
Year Ended     Asset      ment       Gain            ment  Capital          Asset     Total    Assets
May 31,        Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)     (000)
------------------------------------------------------------------------------------------------------
Class A (3/86)
  2006        $11.31      $.45      $(.30) $ .15    $(.46)   $(.04) $(.50) $10.96      1.32% $116,580
  2005         10.84       .47        .48    .95     (.48)      --   (.48)  11.31      8.92   115,351
  2004         11.34       .49       (.51)  (.02)    (.48)      --   (.48)  10.84      (.17)  112,106
  2003         10.74       .49        .64   1.13     (.49)    (.04)  (.53)  11.34     10.78   118,307
  2002         10.66       .52        .08    .60     (.52)      --   (.52)  10.74      5.71   113,054
Class B (2/97)
  2006         11.34       .37       (.30)   .07     (.38)    (.04)  (.42)  10.99       .56    13,638
  2005         10.86       .39        .49    .88     (.40)      --   (.40)  11.34      8.19    16,776
  2004         11.36       .41       (.51)  (.10)    (.40)      --   (.40)  10.86      (.92)   17,738
  2003         10.76       .41        .64   1.05     (.41)    (.04)  (.45)  11.36      9.92    20,425
  2002         10.67       .44        .09    .53     (.44)      --   (.44)  10.76      4.91    17,341
Class C (1/94)
  2006         11.28       .39       (.29)   .10     (.40)    (.04)  (.44)  10.94       .87    28,835
  2005         10.81       .41        .48    .89     (.42)      --   (.42)  11.28      8.36    27,257
  2004         11.31       .43       (.51)  (.08)    (.42)      --   (.42)  10.81      (.71)   24,293
  2003         10.73       .43        .62   1.05     (.43)    (.04)  (.47)  11.31     10.00    28,367
  2002         10.64       .46        .09    .55     (.46)      --   (.46)  10.73      5.24    25,016
Class R (2/97)
  2006         11.29       .48       (.31)   .17     (.48)    (.04)  (.52)  10.94      1.54    13,942
  2005         10.81       .49        .49    .98     (.50)      --   (.50)  11.29      9.24     3,491
  2004         11.31       .51       (.51)    --     (.50)      --   (.50)  10.81      (.01)    2,782
  2003         10.71       .51        .64   1.15     (.51)    (.04)  (.55)  11.31     10.99     3,054
  2002         10.63       .52        .10    .62     (.54)      --   (.54)  10.71      5.91     2,788
------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
             Before Credit/         After          After Credit/
             Reimbursement     Reimbursement(c)   Reimbursement(d)
GEORGIA    -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (3/86)
  2006          .85%    4.08%      .85%    4.08%      .84%    4.09%         9%
  2005          .86     4.23       .86     4.23       .85     4.24         10
  2004          .86     4.41       .86     4.41       .85     4.41         19
  2003          .88     4.43       .88     4.43       .87     4.44         15
  2002          .91     4.77       .91     4.77       .89     4.79         41
Class B (2/97)
  2006         1.60     3.33      1.60     3.33      1.59     3.34          9
  2005         1.61     3.48      1.61     3.48      1.60     3.49         10
  2004         1.61     3.66      1.61     3.66      1.60     3.66         19
  2003         1.63     3.68      1.63     3.68      1.62     3.70         15
  2002         1.66     4.02      1.66     4.02      1.64     4.03         41
Class C (1/94)
  2006         1.40     3.53      1.40     3.53      1.39     3.54          9
  2005         1.41     3.68      1.41     3.68      1.40     3.68         10
  2004         1.41     3.86      1.41     3.86      1.40     3.86         19
  2003         1.43     3.88      1.43     3.88      1.42     3.89         15
  2002         1.46     4.22      1.46     4.22      1.45     4.23         41
Class R (2/97)
  2006          .66     4.26       .66     4.26       .64     4.27          9
  2005          .66     4.42       .66     4.42       .65     4.43         10
  2004          .66     4.61       .66     4.61       .65     4.61         19
  2003          .68     4.63       .68     4.63       .67     4.65         15
  2002          .72     4.92       .72     4.92       .71     4.93         41
------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
46

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations        Less Distributions
                     ---------------------------  -----------------------                    -------


LOUISIANA




                                      Net
           Beginning       Net  Realized/             Net                  Ending             Ending
                 Net   Invest- Unrealized         Invest-                     Net                Net
Year Ended     Asset      ment       Gain            ment  Capital          Asset     Total   Assets
May 31,        Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)    (000)
-----------------------------------------------------------------------------------------------------
Class A (9/89)
  2006        $11.52      $.47      $(.39) $ .08    $(.47)   $(.08) $(.55) $11.05       .71% $66,041
  2005         11.11       .49        .41    .90     (.49)      --   (.49)  11.52      8.28   87,348
  2004         11.76       .51       (.66)  (.15)    (.50)      --   (.50)  11.11     (1.25)  81,164
  2003         11.15       .52        .62   1.14     (.53)      --   (.53)  11.76     10.45   94,545
  2002         11.06       .54        .09    .63     (.54)      --   (.54)  11.15      5.78   89,435
Class B (2/97)
  2006         11.51       .38       (.38)    --     (.39)    (.08)  (.47)  11.04      (.04)  12,393
  2005         11.10       .41        .41    .82     (.41)      --   (.41)  11.51      7.49   17,053
  2004         11.75       .42       (.65)  (.23)    (.42)      --   (.42)  11.10     (2.06)  19,004
  2003         11.14       .43        .62   1.05     (.44)      --   (.44)  11.75      9.74   23,169
  2002         11.05       .46        .09    .55     (.46)      --   (.46)  11.14      5.00   22,011
Class C (2/94)
  2006         11.49       .41       (.39)   .02     (.41)    (.08)  (.49)  11.02       .17   11,842
  2005         11.08       .43        .41    .84     (.43)      --   (.43)  11.49      7.73   13,985
  2004         11.74       .44       (.66)  (.22)    (.44)      --   (.44)  11.08     (1.86)  14,287
  2003         11.13       .46        .62   1.08     (.47)      --   (.47)  11.74      9.89   18,868
  2002         11.04       .48        .09    .57     (.48)      --   (.48)  11.13      5.22   20,909
Class R (2/97)
  2006         11.58       .47       (.37)   .10     (.49)    (.08)  (.57)  11.11       .92       98
  2005         11.16       .51        .43    .94     (.52)      --   (.52)  11.58      8.56      309
  2004         11.82       .53       (.66)  (.13)    (.53)      --   (.53)  11.16     (1.12)     215
  2003         11.16       .54        .67   1.21     (.55)      --   (.55)  11.82     11.12      138
  2002         11.06       .57        .09    .66     (.56)      --   (.56)  11.16      6.09       65
-----------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
             Before Credit/         After          After Credit/
             Reimbursement     Reimbursement(c)   Reimbursement(d)
LOUISIANA  -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (9/89)
  2006          .88%    4.17%      .88%    4.17%      .87%    4.18%         5%
  2005          .86     4.31       .86     4.31       .85     4.32         22
  2004          .87     4.43       .87     4.43       .86     4.44         12
  2003          .87     4.54       .87     4.54       .86     4.55         11
  2002          .87     4.82       .87     4.82       .86     4.83         13
Class B (2/97)
  2006         1.63     3.43      1.63     3.43      1.62     3.43          5
  2005         1.61     3.56      1.61     3.56      1.60     3.57         22
  2004         1.62     3.68      1.62     3.68      1.61     3.69         12
  2003         1.62     3.79      1.62     3.79      1.61     3.80         11
  2002         1.62     4.07      1.62     4.07      1.61     4.08         13
Class C (2/94)
  2006         1.43     3.63      1.43     3.63      1.42     3.64          5
  2005         1.41     3.76      1.41     3.76      1.40     3.77         22
  2004         1.42     3.88      1.42     3.88      1.41     3.89         12
  2003         1.42     3.99      1.42     3.99      1.41     4.00         11
  2002         1.42     4.27      1.42     4.27      1.41     4.28         13
Class R (2/97)
  2006          .67     4.35       .67     4.35       .66     4.35          5
  2005          .66     4.50       .66     4.50       .65     4.51         22
  2004          .67     4.63       .67     4.63       .66     4.63         12
  2003          .67     4.73       .67     4.73       .66     4.74         11
  2002          .68     5.07       .68     5.07       .67     5.08         13
------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
47

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                            Investment Operations        Less Distributions
                         ---------------------------  -----------------------                    --------


NORTH CAROLINA




                                          Net
               Beginning       Net  Realized/             Net                  Ending              Ending
                     Net   Invest- Unrealized         Invest-                     Net                 Net
Year Ended         Asset      ment       Gain            ment  Capital          Asset     Total    Assets
May 31,            Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)     (000)
----------------------------------------------------------------------------------------------------------
Class A (3/86)
  2006            $10.72      $.42      $(.26) $ .16    $(.42)   $(.06) $(.48) $10.40      1.57% $174,009
  2005             10.37       .44        .36    .80     (.45)      --   (.45)  10.72      7.83   174,515
  2004             10.86       .46       (.49)  (.03)    (.46)      --   (.46)  10.37      (.31)  167,738
  2003             10.24       .46        .62   1.08     (.46)      --   (.46)  10.86     10.82   175,654
  2002             10.15       .48        .10    .58     (.49)      --   (.49)  10.24      5.81   162,422
Class B (2/97)
  2006             10.73       .34       (.25)   .09     (.34)    (.06)  (.40)  10.42       .88    18,506
  2005             10.38       .36        .36    .72     (.37)      --   (.37)  10.73      7.00    21,146
  2004             10.88       .38       (.50)  (.12)    (.38)      --   (.38)  10.38     (1.13)   21,075
  2003             10.26       .38        .63   1.01     (.39)      --   (.39)  10.88      9.99    25,027
  2002             10.16       .41        .10    .51     (.41)      --   (.41)  10.26      5.11    21,404
Class C (10/93)
  2006             10.71       .37       (.26)   .11     (.36)    (.06)  (.42)  10.40      1.09    30,493
  2005             10.36       .38        .36    .74     (.39)      --   (.39)  10.71      7.23    27,698
  2004             10.85       .40       (.49)  (.09)    (.40)      --   (.40)  10.36      (.88)   25,576
  2003             10.23       .40        .62   1.02     (.40)      --   (.40)  10.85     10.21    26,876
  2002             10.14       .43        .09    .52     (.43)      --   (.43)  10.23      5.20    22,077
Class R (2/97)
  2006             10.74       .45       (.27)   .18     (.44)    (.06)  (.50)  10.42      1.74    13,611
  2005             10.38       .46        .37    .83     (.47)      --   (.47)  10.74      8.11     3,191
  2004             10.87       .48       (.50)  (.02)    (.47)      --   (.47)  10.38      (.14)    2,802
  2003             10.25       .48        .62   1.10     (.48)      --   (.48)  10.87     11.00     2,453
  2002             10.16       .50        .10    .60     (.51)      --   (.51)  10.25      5.99     1,691
----------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                 Ratios/Supplemental Data
               -------------------------------------------------------------------
                 Before Credit/         After          After Credit/
                 Reimbursement     Reimbursement(c)   Reimbursement(d)
NORTH CAROLINA -----------------  -----------------  -----------------
                           Ratio              Ratio              Ratio
                          of Net             of Net             of Net
                         Invest-            Invest-            Invest-
               Ratio of     ment  Ratio of     ment  Ratio of     ment
               Expenses   Income  Expenses   Income  Expenses   Income
                     to       to        to       to        to       to
                Average  Average   Average  Average   Average  Average  Portfolio
Year Ended          Net      Net       Net      Net       Net      Net   Turnover
May 31,          Assets   Assets    Assets   Assets    Assets   Assets       Rate
----------------------------------------------------------------------------------
Class A (3/86)
  2006              .85%    3.98%      .85%    3.98%      .84%    3.99%        15%
  2005              .85     4.17       .85     4.17       .84     4.18         18
  2004              .86     4.30       .86     4.30       .85     4.31         16
  2003              .86     4.37       .86     4.37       .85     4.38         17
  2002              .90     4.71       .90     4.71       .90     4.71         15
Class B (2/97)
  2006             1.60     3.23      1.60     3.23      1.59     3.24         15
  2005             1.60     3.42      1.60     3.42      1.59     3.43         18
  2004             1.61     3.55      1.61     3.55      1.60     3.56         16
  2003             1.61     3.62      1.61     3.62      1.60     3.63         17
  2002             1.66     3.96      1.66     3.96      1.65     3.96         15
Class C (10/93)
  2006             1.40     3.43      1.40     3.43      1.39     3.44         15
  2005             1.40     3.62      1.40     3.62      1.39     3.62         18
  2004             1.41     3.75      1.41     3.75      1.40     3.76         16
  2003             1.41     3.82      1.41     3.82      1.40     3.83         17
  2002             1.46     4.16      1.46     4.16      1.45     4.16         15
Class R (2/97)
  2006              .65     4.16       .65     4.16       .64     4.17         15
  2005              .65     4.36       .65     4.36       .64     4.37         18
  2004              .66     4.50       .66     4.50       .65     4.51         16
  2003              .66     4.57       .66     4.57       .65     4.58         17
  2002              .70     4.90       .70     4.90       .70     4.91         15
----------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
48

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations        Less Distributions
                     ---------------------------  -----------------------                     --------


TENNESSEE




                                      Net
           Beginning       Net  Realized/             Net                   Ending              Ending
                 Net   Invest- Unrealized         Invest-                      Net                 Net
Year Ended     Asset      ment       Gain            ment  Capital           Asset     Total    Assets
May 31,        Value Income(a)     (Loss)   Total  Income    Gains   Total   Value Return(b)     (000)
-------------------------------------------------------------------------------------------------------
Class A (11/87)
  2006        $11.53      $.46      $(.26) $ .20    $(.46)   $(.02) $(.48) $11.25       1.78% $269,761
  2005         11.15       .48        .41    .89     (.49)    (.02)  (.51)  11.53       8.18   276,606
  2004         11.71       .51       (.55)  (.04)    (.52)      --   (.52)  11.15       (.33)  270,281
  2003         11.06       .53        .67   1.20     (.54)    (.01)  (.55)  11.71      11.09   280,171
  2002         10.93       .55        .13    .68     (.55)      --   (.55)  11.06       6.35   267,498
Class B (2/97)
  2006         11.54       .38       (.27)   .11     (.37)    (.02)  (.39)  11.26       1.04    18,026
  2005         11.16       .40        .41    .81     (.41)    (.02)  (.43)  11.54       7.38    20,966
  2004         11.72       .43       (.56)  (.13)    (.43)      --   (.43)  11.16      (1.06)   21,854
  2003         11.07       .45        .67   1.12     (.46)    (.01)  (.47)  11.72      10.27    22,843
  2002         10.94       .47        .13    .60     (.47)      --   (.47)  11.07       5.54    19,320
Class C (10/93)
  2006         11.53       .40       (.26)   .14     (.40)    (.02)  (.42)  11.25       1.25    47,518
  2005         11.15       .42        .41    .83     (.43)    (.02)  (.45)  11.53       7.61    44,782
  2004         11.71       .45       (.55)  (.10)    (.46)      --   (.46)  11.15       (.86)   41,469
  2003         11.06       .47        .67   1.14     (.48)    (.01)  (.49)  11.71      10.47    42,825
  2002         10.94       .49        .12    .61     (.49)      --   (.49)  11.06       5.68    28,650
Class R (2/97)
  2006         11.53       .49       (.27)   .22     (.48)    (.02)  (.50)  11.25       2.00     2,519
  2005         11.15       .51        .41    .92     (.52)    (.02)  (.54)  11.53       8.39     2,395
  2004         11.71       .53       (.55)  (.02)    (.54)      --   (.54)  11.15       (.12)    2,116
  2003         11.06       .55        .67   1.22     (.56)    (.01)  (.57)  11.71      11.27     1,221
  2002         10.93       .57        .13    .70     (.57)      --   (.57)  11.06       6.52       717
-------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
             Before Credit/         After          After Credit/
             Reimbursement     Reimbursement(c)   Reimbursement(d)
TENNESSEE  -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (11/87)
  2006          .83%    4.07%      .83%    4.07%      .82%    4.08%        10%
  2005          .83     4.24       .83     4.24       .83     4.25          9
  2004          .84     4.48       .84     4.48       .83     4.49         20
  2003          .84     4.69       .84     4.69       .84     4.70         13
  2002          .85     4.99       .85     4.99       .84     5.00         20
Class B (2/97)
  2006         1.58     3.32      1.58     3.32      1.57     3.33         10
  2005         1.58     3.50      1.58     3.50      1.58     3.50          9
  2004         1.59     3.73      1.59     3.73      1.58     3.74         20
  2003         1.59     3.94      1.59     3.94      1.59     3.95         13
  2002         1.60     4.23      1.60     4.23      1.59     4.24         20
Class C (10/93)
  2006         1.38     3.52      1.38     3.52      1.37     3.53         10
  2005         1.38     3.69      1.38     3.69      1.38     3.70          9
  2004         1.39     3.93      1.39     3.93      1.38     3.93         20
  2003         1.39     4.13      1.39     4.13      1.39     4.14         13
  2002         1.40     4.43      1.40     4.43      1.39     4.44         20
Class R (2/97)
  2006          .63     4.27       .63     4.27       .62     4.28         10
  2005          .63     4.44       .63     4.44       .63     4.45          9
  2004          .64     4.68       .64     4.68       .63     4.68         20
  2003          .64     4.88       .64     4.88       .64     4.88         13
  2002          .65     5.18       .65     5.18       .64     5.20         20
------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Multistate Trust III:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Georgia Municipal Bond Fund, Nuveen Louisiana Municipal Bond Fund, Nuveen North Carolina Municipal Bond Fund and Nuveen Tennessee Municipal Bond Fund (constituting the Nuveen Multistate Trust III, hereafter referred to as the "Funds") at May 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

July 20, 2006


----
50

            Annual Investment Management Agreement Approval Process

The Board of Trustees is responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At a meeting held on May 23-25, 2006 (the "May Meeting"), the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the continuance of the Investment Management Agreement between each Fund and NAM (the "Fund Adviser").

The Approval Process
During the course of the year, the Board received a wide variety of materials relating the services provided by the Fund Adviser and the performance of the Fund. To assist the Board in its evaluation of the advisory contract with the Fund Adviser at the May Meeting, the independent Trustees received extensive materials in advance of their meeting which outlined, among other things:

.. the nature, extent and quality of services provided by the Fund Adviser;

.. the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

.. the Fund's past performance, the Fund's performance compared to funds of similar investment objectives compiled by an independent third party and to customized benchmarks;

.. the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

.. the expenses of the Fund Adviser in providing the various services;

.. the advisory fees (gross and net management fees) and total expense ratios of the Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by Lipper (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") to the respective Fund (as applicable);

.. the advisory fees the Fund Adviser assesses to other types of investment products or clients;

.. the soft dollar practices of the Fund Adviser, if any;

.. from independent legal counsel, a legal memorandum describing, among other things, the duties of the Trustees under the Investment Company Act of 1940 (the "1940 Act") as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the May Meeting, the Fund Adviser made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the Trustees considered the advisory contract with the Fund Adviser. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services
In reviewing the Fund Adviser, the Trustees considered the nature, extent and quality of the Fund Adviser's services. The Trustees reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below) and any initiatives and enhancements Nuveen has taken for its municipal fund product line. In connection with their continued service as Trustees, the Trustees also have a good understanding of each Fund Adviser's organization, operations and personnel. In this regard, the Trustees are familiar with and have evaluated the professional experience, qualifications and credentials of the Fund Adviser's personnel. The Trustees further reviewed materials describing, among other things, the teams and personnel involved in the investment, research, risk-management and operational processes involved in managing municipal funds and their respective functions. Given the Trustees' experience with the Funds and Fund Adviser, the Trustees recognized the demonstrated history of care and depth of experience of the respective personnel in managing these Funds. In this regard, the Trustees considered the continued quality of the Fund Adviser's investment process in making portfolio management decisions as well as additional refinements and improvements adopted to the portfolio management processes. With respect to the services provided to municipal funds, including the Funds, the Trustees noted that the Fund Adviser continues to make refinements to its portfolio management process including, among other things, the increased use of derivatives to enhance management of risk, additional analytical software for research staff and improved municipal pricing processes.


----
51

In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services provided. The Fund Adviser provides the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In connection with the review of the Investment Management Agreement, the Trustees considered the extent and quality of these other services which include, among other things, providing: product management (e.g., product positioning, performance benchmarking, risk management); fund administration (e.g., daily net asset value pricing and reconciliation, tax reporting, fulfilling regulatory filing requirements); oversight of third party service providers; administration of board relations (e.g., organizing board meetings and preparing related materials); compliance (e.g., monitoring compliance with investment policies and guidelines and regulatory requirements); and legal support (e.g., helping prepare and file registration statements, amendments thereto, proxy statements and responding to regulatory requests and/or inquiries). As the Funds operate in a highly regulated industry and given the importance of compliance, the Trustees considered, in particular, the additions of experienced personnel to the compliance teams and the enhancements to technology and related systems to support the compliance activities for the Funds (including a new reporting system for quarterly portfolio holdings).

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreement were of a high level and were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers
The Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives identified by an independent third party (the "Performance Peer Group") and portfolio level performance against customized benchmarks, as described below. In evaluating the performance information, in certain instances, the Trustees noted that the closest Performance Peer Group for a Fund still may not adequately reflect such Fund's investment objectives, strategies and portfolio duration, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Performance Peer Group (such as the Performance Peer Group of the Nuveen National Intermediate Duration Fund). With respect to state specific municipal funds, the Trustees recognized that certain state municipal funds do not have a corresponding state specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. The two open-end Nuveen state municipal funds that utilize the more general category are the Nuveen New Mexico Municipal Bond Fund and the Nuveen Wisconsin Municipal Bond Fund.

In reviewing performance, the Trustees reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2005. The Trustees also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses) compared to customized portfolio-level benchmarks for the one- and three-year periods ending December 31, 2005 (as applicable). This analysis is designed to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplements the Fund performance information provided to the Board at each of their quarterly meetings. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability
 1. Fees and Expenses
 In evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. The Trustees reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group may be the same. Further, the Trustees recognized that in certain cases the closest Peer Universe and/or Peer Group did not adequately reflect the Fund's investment objectives and strategies limiting the usefulness of comparisons. In reviewing comparisons, the Trustees also considered the size of the Peer Universe and/or Peer Group, the composition of the Peer Group (including differences in the use of leverage and insurance) as well as differing levels of fee waivers and/or expense reimbursements. In this regard, the Trustees considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain funds launched since 1999). Based on their review of the fee and expense information provided, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

 2. Comparisons with the Fees of Other Clients
 The Trustees further reviewed data comparing the advisory fees of the Fund Adviser with fees the Fund Adviser charges to other clients, including municipal managed accounts. In general, the fees charged for separate accounts are somewhat lower than the fees assessed to the Funds. The Trustees recognized that the differences in fees are attributable to a variety of factors, including the differences in services provided, product distribution, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Trustees noted, in particular, that the range of services provided to the Funds is more extensive than that provided to managed separate accounts. As described in further detail above, such additional services include, but are not


----
52
 limited to, providing: product management, fund administration, oversight of third party service providers, administration of board relations, and legal support. Funds further operate in a highly regulated industry requiring extensive compliance functions compared to the other investment products. In addition to the costs of the additional services, administrative costs may also be greater for the Funds as the average account size for separate accounts are notably larger than the retail accounts of the Funds. Given the differences in the product structures, particularly the extensive services provided to the Funds, the Trustees believe such facts justify the different levels of fees.

 3. Profitability of Fund Advisers
 In conjunction with its review of fees, the Trustees also considered the profitability of Nuveen Investments for advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers). The Trustees reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen. The Trustees further reviewed the 2005 Annual Report for Nuveen Investments. In considering profitability, the Trustees recognized the inherent limitations in determining profitability as well as the difficulties in comparing the profitability of other unaffiliated advisers. Profitability may be affected by numerous factors, including the methodology for allocating expenses, the advisor's business mix, the types of funds managed, the adviser's capital structure and cost of capital. Further, individual fund or product line profitability of other sponsors is generally not publicly available. Accordingly, the profitability information that is publicly available from various investment advisory or management firms may not be representative of the industry.

 Notwithstanding the foregoing, in reviewing profitability, the Trustees reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In this regard, the methods of allocation used appeared reasonable. The Trustees also, to the extent available, compared Nuveen's profitability margins (including pre- and post-marketing profit margins) with the profitability of various unaffiliated management firms. The Trustees noted that Nuveen's profitability is enhanced due to its efficient internal business model. The Trustees also recognized that while a number of factors affect profitability, Nuveen's profitability may change as fee waivers and/or expense reimbursement commitments of Nuveen to various funds in the Nuveen complex expire. To keep apprised of profitability and developments that may affect profitability, the Trustees have requested profitability analysis be provided periodically during the year. Based on their review, the Trustees were satisfied that the respective Fund Adviser's level of profitability from its relationship with each Fund was reasonable in light of the services provided.

 In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale With respect to economies of scale, the Trustees recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base as a fund grows. To help ensure the shareholders share in these benefits, the Trustees have reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees as the applicable Fund's assets grow. In addition to advisory fee breakpoints as assets in a respective Fund rise, after lengthy discussions with management, the Board also approved a complex-wide fee arrangement that was introduced on August 1, 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees noted that 2005 was the first full year to reflect the fee reductions from the complex-wide fee arrangement. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. Indirect Benefits
In evaluating fees, the Trustees also considered any indirect benefits or profits the Fund Adviser or its affiliates may receive as a result of its relationship with each Fund, including any sales charges and distribution fees received and retained by the Fund's principal underwriter, Nuveen Investments, Inc., an affiliate of the Fund Adviser as well as any benefits derived from soft dollar arrangements. The Trustees recognized that an affiliate of the Fund Adviser provides distribution and shareholder services to the Funds and their shareholders for which it may be compensated pursuant to a 12b-1 plan. The Trustees therefore considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Trustees considered whether the Fund Adviser received any benefits from soft dollar arrangements. The Trustees noted that the Fund Adviser does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services; however, the Fund Adviser may from time to time receive and have access to research generally provided to institutional clients.


----
53

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that the Fund Adviser's fees are reasonable in light of the services provided to each Fund, and that the renewal of the Investment Management Agreements should be approved.


----
54

                                     Notes

--------------------------------------------------------------------------------
55

                                     Notes

--------------------------------------------------------------------------------
56

  Trustees and Officers
================================================================================


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds' website at www.nuveen.com.

                                                                                                          Number of
                                                                                                        Portfolios in
Name,                       Position(s)      Year First   Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or   Including other Directorships                  Overseen by
and Address                 the Funds       Appointed (2) During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


---------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994      Chairman (since 1996) and Director of Nuveen       166
3/28/49                     Board and                     Investments, Inc., Nuveen Investments, LLC,
333 W. Wacker Drive         Trustee                       Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(4); Director
                                                          (since 1996) of Institutional Capital
                                                          Corporation; Chairman and Director (since
                                                          1997) of Nuveen Asset Management; Chairman
                                                          and Director of Rittenhouse Asset
                                                          Management, Inc. (since 1999); Chairman of
                                                          Nuveen Investments Advisers Inc. (since
                                                          2002).

Trustees who are not interested persons of the Funds:


---------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Lead                1997      Private Investor and Management Consultant.        166
8/22/40                     Independent
333 W. Wacker Drive         Trustee
Chicago, IL 60606


---------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993      Retired (since 1989) as Senior Vice                166
7/29/34                                                   President of The Northern Trust Company;
333 W. Wacker Drive                                       Director (since 2002) Community Advisory
Chicago, IL 60606                                         Board for Highland Park and Highwood, United
                                                          Way of the North Shore.


---------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999      President, The Hall-Perrine Foundation, a          166
10/22/48                                                  private philanthropic corporation (since
333 W. Wacker Drive                                       1996); Director and Vice Chairman, United
Chicago, IL 60606                                         Fire Group, a publicly held company; Adjunct
                                                          Faculty Member, University of Iowa;
                                                          Director, Gazette Companies; Life Trustee of
                                                          Coe College and Iowa College Foundation;
                                                          formerly, Director, Alliant Energy;
                                                          formerly, Director, Federal Reserve Bank of
                                                          Chicago; formerly, President and Chief
                                                          Operating Officer, SCI Financial Group,
                                                          Inc., a regional financial services firm.


---------------------------------------------------------------------------------------------------------------------
William C. Hunter           Trustee             2004      Dean, Tippie College of Business, University       166
3/6/48                                                    of Iowa (since June 2006); formerly, Dean
333 W. Wacker Drive                                       and Distinguished Professor of Finance,
Chicago, IL 60606                                         School of Business at the University of
                                                          Connecticut (2003-2006); previously, Senior
                                                          Vice President and Director of Research at
                                                          the Federal Reserve Bank of Chicago
                                                          (1995-2003); Director (since 1997), Credit
                                                          Research Center at Georgetown University;
                                                          Director (since 2004) of Xerox Corporation;
                                                          Director, SS&C Technologies, Inc. (May
                                                          2005-October 2005).


---------------------------------------------------------------------------------------------------------------------
David J. Kundert            Trustee             2005      Retired (since 2004) as Chairman, JPMorgan         164
10/28/42                                                  Fleming Asset Management, President and CEO,
333 W. Wacker Drive                                       Banc One Investment Advisors Corporation,
Chicago, IL 60606                                         and President, One Group Mutual Funds; prior
                                                          thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One
                                                          Investment Management Group; Board of
                                                          Regents, Luther College; member of the
                                                          Wisconsin Bar Association; member of Board
                                                          of Directors, Friends of Boerner Botanical
                                                          Gardens.

----
57

================================================================================

                                                                                                  Number of
                                                                                                Portfolios in
Name,                Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate            Held with       Elected or   Including other Directorships                  Overseen by
and Address          the Funds      Appointed (2) During Past 5 Years                              Trustee
-------------------------------------------------------------------------------------------------------------
William J. Schneider Trustee            1997      Chairman of Miller-Valentine Partners Ltd.,        166
9/24/44                                           a real estate investment company; formerly,
333 W. Wacker Drive                               Senior Partner and Chief Operating Officer
Chicago, IL 60606                                 (retired 2004) of Miller-Valentine Group;
                                                  formerly, Vice President, Miller-Valentine
                                                  Realty; Board Member, Chair of the Finance
                                                  Committee and member of the Audit Committee
                                                  of Premier Health Partners, the
                                                  not-for-profit company of Miami Valley
                                                  Hospital; Vice President, Dayton
                                                  Philharmonic Orchestra Association; Board
                                                  Member, Regional Leaders Forum, which
                                                  promotes cooperation on economic development
                                                  issues; Director, Dayton Development
                                                  Coalition; formerly, Member, Community
                                                  Advisory Board, National City Bank, Dayton,
                                                  Ohio and Business Advisory Council,
                                                  Cleveland Federal Reserve Bank.


-------------------------------------------------------------------------------------------------------------
Judith M. Stockdale  Trustee            1997      Executive Director, Gaylord and Dorothy            166
12/29/47                                          Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                               thereto, Executive Director, Great Lakes
Chicago, IL 60606                                 Protection Fund (from 1990 to 1994).


-------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine   Trustee            2005      Senior Vice President for Business and             166
1/22/50                                           Finance, Northwestern University (since
333 W. Wacker Drive                               1997); Director (since 2003), Chicago Board
Chicago, IL 60606                                 Options Exchange; Director (since 2003),
                                                  National Mentor Holdings, a privately-held,
                                                  national provider of home and
                                                  community-based services; Chairman (since
                                                  1997), Board of Directors, Rubicon, a pure
                                                  captive insurance company owned by
                                                  Northwestern University; Director (since
                                                  1997), Evanston Chamber of Commerce and
                                                  Evanston Inventure, a business development
                                                  organization.
                                                                                                  Number of
                                                                                                Portfolios in
Name,                Position(s)     Year First                                                 Fund Complex
Birthdate            Held with       Elected or   Principal Occupation(s)                        Overseen by
and Address          the Funds      Appointed (3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------

Officers of the Funds:


-------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman Chief              1988      Managing Director (since 2002), Assistant          166
9/9/56               Administrative               Secretary and Associate General Counsel,
333 W. Wacker Drive  Officer                      formerly, Vice President and Assistant
Chicago, IL 60606                                 General Counsel, of Nuveen Investments, LLC;
                                                  Managing Director (2002-2004), General
                                                  Counsel (1998-2004) and Assistant Secretary,
                                                  formerly, Vice President of Nuveen Advisory
                                                  Corp. and Nuveen Institutional Advisory
                                                  Corp.(4); Managing Director (since 2002) and
                                                  Assistant Secretary and Associate General
                                                  Counsel, formerly, Vice President (since
                                                  1997), of Nuveen Asset Management; Managing
                                                  Director (since 2004) and Assistant
                                                  Secretary (since 1994) of Nuveen
                                                  Investments, Inc.; Assistant Secretary of
                                                  NWQ Investment Management Company, LLC.
                                                  (since 2002); Vice President and Assistant
                                                  Secretary of Nuveen Investments Advisers
                                                  Inc. (since 2002); Managing Director,
                                                  Associate General Counsel and Assistant
                                                  Secretary of Rittenhouse Asset Management,
                                                  Inc. and Symphony Asset Management LLC
                                                  (since 2003); Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------
Julia L. Antonatos   Vice President     2004      Managing Director (since 2005), formerly           166
9/22/63                                           Vice President (since 2002); formerly,
333 W. Wacker Drive                               Assistant Vice President (since 2000) of
Chicago, IL 60606                                 Nuveen Investments, LLC; Chartered Financial
                                                  Analyst.


-------------------------------------------------------------------------------------------------------------
Michael T. Atkinson  Vice President     2000      Vice President (since 2002), formerly,             166
2/3/66               and Assistant                Assistant Vice President (since 2000) of
333 W. Wacker Drive  Secretary                    Nuveen Investments, LLC.
Chicago, IL 60606

----
58

                                                                                                   Number of
                                                                                                 Portfolios in
Name,                 Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate             Held with       Elected or   Including other Directorships                  Overseen by
and Address           the Funds      Appointed (3) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President     1999      Vice President and Treasurer of Nuveen             166
11/28/67              and Treasurer                Investments, LLC and of Nuveen Investments,
333 W. Wacker Drive                                Inc. (since 1999); Vice President and
Chicago, IL 60606                                  Treasurer of Nuveen Asset Management (since
                                                   2002) and of Nuveen Investments Advisers
                                                   Inc. (since 2002); Assistant Treasurer of
                                                   NWQ Investment Management Company, LLC.
                                                   (since 2002); Vice President and Treasurer
                                                   of Nuveen Rittenhouse Asset Management, Inc.
                                                   and Symphony Asset Management LLC (since
                                                   2003); formerly, Vice President and
                                                   Treasurer (1999-2004) of Nuveen Advisory
                                                   Corp. and Nuveen Institutional Advisory
                                                   Corp.(4); Chartered Financial Analyst.


--------------------------------------------------------------------------------------------------------------
John N. Desmond       Vice President     2005      Vice President, Director of Investment             166
8/24/61                                            Operations, Nuveen Investments, LLC (since
333 W. Wacker Drive                                2005); formerly, Director, Business Manager,
Chicago, IL 60606                                  Deutsche Asset Management (2003-2004),
                                                   Director, Business Development and
                                                   Transformation, Deutsche Trust Bank Japan
                                                   (2002-2003); previously, Senior Vice
                                                   President, Head of Investment Operations and
                                                   Systems, Scudder Investments Japan,
                                                   (2000-2002), Senior Vice President, Head of
                                                   Plan Administration and Participant
                                                   Services, Scudder Investments (1995-2002).


--------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President     1998      Vice President (since 2002), Assistant             166
9/24/64               and Secretary                Secretary and Assistant General Counsel
333 W. Wacker Drive                                (since 1998) formerly, Assistant Vice
Chicago, IL 60606                                  President (since 1998) of Nuveen
                                                   Investments, LLC; Vice President (2002-2004)
                                                   and Assistant Secretary (1998-2004)
                                                   formerly, Assistant Vice President of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.(4); Vice President and
                                                   Assistant Secretary (since 2005) of Nuveen
                                                   Asset Management.


--------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President     1998      Managing Director (since 2004), formerly,          166
10/24/45                                           Vice President of Nuveen Investments, LLC,
333 W. Wacker Drive                                Managing Director (2004) formerly, Vice
Chicago, IL 60606                                  President (1998-2004) of Nuveen Advisory
                                                   Corp. and Nuveen Institutional Advisory
                                                   Corp.(4); Managing Director (since 2005) of
                                                   Nuveen Asset Management.


--------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President     1995      Managing Director (since 2002), formerly,          166
3/2/64                                             Vice President of Nuveen Investments;
333 W. Wacker Drive                                Managing Director (1997-2004) of Nuveen
Chicago, IL 60606                                  Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.(4); Managing Director (since
                                                   2001) of Nuveen Asset Management ; Vice
                                                   President (since 2002) of Nuveen Investments
                                                   Advisers Inc.; Chartered Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President     1998      Vice President (since 1993) and Funds              166
5/31/54               and Controller               Controller (since 1998) of Nuveen
333 W. Wacker Drive                                Investments, LLC; formerly, Vice President
Chicago, IL 60606                                  and Funds Controller (1998-2004) of Nuveen
                                                   Investments, Inc.; Certified Public
                                                   Accountant.


--------------------------------------------------------------------------------------------------------------
James D. Grassi       Vice President     2004      Vice President and Deputy Director of              166
4/13/56               and Chief                    Compliance (since 2004) of Nuveen
333 W. Wacker Drive   Compliance                   Investments, LLC, Nuveen Investments
Chicago, IL 60606     Officer                      Advisers Inc., Nuveen Asset Management and
                                                   Rittenhouse Asset Management, Inc.;
                                                   previously, Vice President and Deputy
                                                   Director of Compliance (2004) of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.(4); formerly, Senior Attorney
                                                   (1994-2004), The Northern Trust Company.


--------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President     2000      Vice President (since 2000) of Nuveen              166
3/22/63                                            Investments, LLC; Certified Public
333 W. Wacker Drive                                Accountant.
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President     2002      Vice President of Nuveen Investments, LLC          166
8/27/61                                            (since 1999).
333 W. Wacker Drive
Chicago, IL 60606

----
59

================================================================================

                                                                                                 Number of
                                                                                               Portfolios in
Name,               Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate           Held with       Elected or   Including other Directorships                  Overseen by
and Address         the Funds      Appointed (3) During Past 5 Years                              Trustee
------------------------------------------------------------------------------------------------------------
Larry W. Martin     Vice President     1988      Vice President, Assistant Secretary and            166
7/27/51             and Assistant                Assistant General Counsel of Nuveen
333 W. Wacker Drive Secretary                    Investments, LLC; formerly, Vice President
Chicago, IL 60606                                and Assistant Secretary of Nuveen Advisory
                                                 Corp. and Nuveen Institutional Advisory
                                                 Corp.(4); Vice President (since 2005) and
                                                 Assistant Secretary of Nuveen Investments,
                                                 Inc.; Vice President (since 2005) and
                                                 Assistant Secretary (since 1997) of Nuveen
                                                 Asset Management; Vice President (since
                                                 2000), Assistant Secretary and Assistant
                                                 General Counsel (since 1998) of Rittenhouse
                                                 Asset Management, Inc.; Vice President and
                                                 Assistant Secretary of Nuveen Investments
                                                 Advisers Inc. (since 2002); Assistant
                                                 Secretary of NWQ Investment Management
                                                 Company, LLC (since 2002) and Symphony Asset
                                                 Management LLC (since 2003).




(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

----
60

--------------------------------------------------------------------------------
  Fund Information
================================================================================


Fund Manager            Legal Counsel                     Transfer Agent and
Nuveen Asset Management Chapman and Cutler LLP            Shareholder Services
333 West Wacker Drive   Chicago, IL                       Boston Financial
Chicago, IL 60606                                         Data Services, Inc.
                        Independent Registered            Nuveen Investor Services
                        Public Accounting Firm            P.O. Box 8530
                        PricewaterhouseCoopers LLP        Boston, MA 02266-8530
                        Chicago, IL                       (800) 257-8787

                        Custodian
                        State Street Bank & Trust Company
                        Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Average Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's (or bond fund's) value to changes when market interest rates change. Generally, the longer a bond or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.




================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
61

                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf



    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $145 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds NWQ, specializing in global value equities; Rittenhouse, focused on "blue-chip" growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

..  Share prices

..  Fund details

..  Daily financial news

..  Investor education

[LOGO] Nuveen Investments

MAN-MS5-0506D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust's auditor, billed to the Trust during the Trust's last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

              SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended                   Audit Fees Billed  Audit-Related Fees      Tax Fees           All Other Fees
May 31, 2006                            to Funds/1/     Billed to Funds/2/  Billed to Funds/3/   Billed to Funds/4/
----------------------------------  -----------------  -------------------  ------------------   -------------------
Name of Series
Georgia Municipal Bond Fund                    10,113                   0            1,611                       0
Louisiana Municipal Bond Fund                   8,605                   0            1,547                       0
North Carolina Municipal Bond Fund             11,577                   0            1,699                       0
Tennessee Bond Fund                            14,007                   0            1,866                       0
                                    -----------------  ------------------  ---------------      -------------------
   Total                            $          44,302  $                0   $        6,723      $               0

/1/ "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
/2/ "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".
/3/ "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
/4/ "All Other Fees" are the aggregate fees billed for products and services otherthan "Audit Fees", "Audit Related Fees", and "Tax Fees".


                                             Percentage Approved Pursuant to Pre-approval Exception
                                    -------------------------------------------------------------------------
                                    Audit Fees Billed  Audit-Related Fees     Tax Fees        All Other Fees
                                        to Funds        Billed to Funds    Billed to Funds   Billed to Funds
                                    ------------------ ----------------- ----------------- ------------------
Name of Series
Georgia Municipal Bond Fund                         0                   0                0                  0
Louisiana Municipal Bond Fund                       0                   0                0                  0
North Carolina Municipal Bond Fund                  0                   0                0                  0
Tennessee Bond Fund                                 0                   0                0                  0


The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.


Fiscal Year Ended                   Audit Fees Billed   Audit-Related Fees      Tax Fees          All Other Fees
May 31, 2005                             to Funds/1/    Billed to Funds/2/  Billed to Funds/3/  Billed to Funds/4/
----------------------------------  -----------------  -------------------  ------------------  ------------------
Name of Series
Georgia Municipal Bond Fund                     9,462                   0               1,102                    0
Louisiana Municipal Bond Fund                   8,495                   0                 798                    0
North Carolina Municipal Bond Fund             10,922                   0               1,516                    0
Tennessee Bond Fund                            13,570                   0               2,321                    0
                                    -----------------  ------------------   -----------------    -----------------
   Total                            $          42,449  $                0   $           5,737    $               0

/1/ "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
/2/ "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".
/3/ "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
/4/ "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".


                                                Percentage Approved Pursuant to Pre-approval Exception
                                    -------------------------------------------------------------------------
                                    Audit Fees Billed  Audit-Related Fees      Tax Fees       All Other Fees
                                         to Funds       Billed to Funds    Billed to Funds   Billed to Funds
                                    ------------------ ----------------- ----------------- ------------------
Name of Series
Georgia Municipal Bond Fund                         0                   0                0                  0
Louisiana Municipal Bond Fund                       0                   0                0                  0
North Carolina Municipal Bond Fund                  0                   0                0                  0
Tennessee Bond Fund                                 0                   0                0                  0

The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.

                 SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Trust ("Affiliated Fund Service Provider"), for engagements directly related to the Trust's operations and financial reporting, during the Trust's last two full fiscal years.

                                       Audit-Related Fees            Tax Fees Billed to              All Other Fees
                                      Billed to Adviser and              Adviser and                Billed to Adviser
Fiscal Year Ended                        Affiliated Fund               Affiliated Fund             and Affiliated Fund
May 31, 2006                            Service Providers             Service Providers/1/          Service Providers
--------------------------------  ------------------------------  ----------------------------  --------------------------
Nuveen Municipal State Trust III  $                            0  $                     10,000  $                        0


                                                    Percentage Approved Pursuant to Pre-approval Exception
                                  ----------------------------------------------------------------------------------------
                                       Audit-Related Fees            Tax Fees Billed to              All Other Fees
                                      Billed to Adviser and              Adviser and                Billed to Adviser
                                         Affiliated Fund               Affiliated Fund             and Affiliated Fund
                                        Service Providers             Service Providers             Service Providers
                                  ------------------------------  ----------------------------  --------------------------
                                                               0%                            0%                          0%

/1/ The amounts reported for the Trust under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which PriceWaterHouse Coopers serves as independent registered public accounting firm, these fees amounted to $130,000 in 2006.

The above "Tax Fees" are fees billed to the Adviser for Nuveen Open-End and Closed-End Funds tax return preparation. The amount reported for the Trust under the column heading "Tax Fees Billed to Adviser and Affiliated Fund Service Providers" represents the aggregate amount billed to the Adviser exclusively for the preparation of each Fund's (within the Trust) tax return, the cost of which is borne by the Adviser. In aggregate, for all Nuveen funds which PriceWaterHouse Coopers serves as the independent registered public accounting firm these fees amounted to $130,000 in 2006.

                                       Audit-Related Fees            Tax Fees Billed to              All Other Fees
                                      Billed to Adviser and              Adviser and                Billed to Adviser
Fiscal Year Ended                        Affiliated Fund               Affiliated Fund             and Affiliated Fund
May 31, 2005                            Service Providers             Service Providers/1/          Service Providers
--------------------------------  ------------------------------  ----------------------------  --------------------------
Nuveen Municipal State Trust III  $                            0  $                      9,000  $                        0

                                                  Percentage Approved Pursuant to Pre-approval Exception
                                  ----------------------------------------------------------------------------------------
                                       Audit-Related Fees            Tax Fees Billed to              All Other Fees
                                      Billed to Adviser and              Adviser and                Billed to Adviser
                                         Affiliated Fund               Affiliated Fund             and Affiliated Fund
                                        Service Providers             Service Providers             Service Providers
                                  ------------------------------  ----------------------------  --------------------------
                                                               0%                            0%                          0%

/1/ The amounts reported for the Trust under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which PriceWaterHouse Coopers serves as independent registered public accounting firm, these fees amounted to $49,500 in 2006.

The above "Tax Fees" are fees billed to the Adviser for Nuveen Open-End and Closed-End Funds tax return preparation. The amount reported for the Trust under the column heading "Tax Fees Billed to Adviser and Affiliated Fund Service Providers" represents the aggregate amount billed to the Adviser exclusively for the preparation of each Fund's (within the Trust) tax return, the cost of which is borne by the Adviser. In aggregate, for all Nuveen funds which PriceWaterHouse Coopers serves as the independent registered public accounting firm these fees amounted to $49,500 in 2006.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Trust's audit is completed.

                               NON-AUDIT SERVICES

The following tables show the amount of fees that PricewaterhouseCoopers LLP billed during the Trust's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement relates directly to the Trust's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Trust's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP's independence.

                                                          Total Non-Audit Fees
                                                          billed to Adviser and
                                                         Affiliated Fund Service    Total Non-Audit Fees
                                                         Providers (engagements    billed to Adviser and
                                                         related directly to the  Affiliated Fund Service
Fiscal Year Ended                 Total Non-Audit Fees  operations and financial    Providers (all other
May 31, 2006                         Billed to Trust     reporting of the Trust)        engagements)         Total
--------------------------------  --------------------  ------------------------  -----------------------  -----------

Name of Series
Georgia Municipal Bond Fund                      1,611                    10,000                        0       11,611
Louisiana Municipal Bond Fund                    1,547                    10,000                        0       11,547
North Carolina Municipal Bond Fund               1,699                    10,000                        0       11,699
Tennessee Bond Fund                              1,866                    10,000                        0       11,866
                                  --------------------  ------------------------  -----------------------  -----------
   Total                          $              6,723

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.

                                                           Total Non-Audit Fees
                                                           billed to Adviser and
                                                          Affiliated Fund Service      Total Non-Audit Fees
                                                          Providers (engagements      billed to Adviser and
                                                          related directly to the    Affiliated Fund Service
Fiscal Year Ended                 Total Non-Audit Fees   operations and financial      Providers (all other
May 31, 2005                         Billed to Trust     reporting of the Trust)/1/         engagements)         Total
--------------------------------  --------------------  ---------------------------  ------------------------  ---------
Name of Series
Georgia Municipal Bond Fund                      1,102                     9,000                        0         10,102
Louisiana Municipal Bond Fund                      798                     9,000                        0          9,798
North Carolina Municipal Bond Fund               1,516                     9,000                        0         10,516
Tennessee Bond Fund                              2,321                     9,000                        0         11,321
                                  --------------------  ---------------------------  ------------------------  ---------
   Total                          $              5,737

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust's independent accountants and (ii) all audit and non-audit services to be performed by the Trust's independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Investors Resources drop down menu box, click on Fund governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust III
             --------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                          -------------------------------------------
                         Jessica R. Droeger
                         Vice President and Secretary

Date August 8, 2006
     ----------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          -------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date August 8, 2006
     ----------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                          -------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date August 8, 2006
     ----------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.